THE WESTWOOD FUNDS
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                          800-GABELLI after 6:00 p.m.)

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                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.
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                                TABLE OF CONTENTS

INTRODUCTION ........................................................          2

INVESTMENT AND PERFORMANCE SUMMARY ..................................       2-20

INVESTMENT AND RISK INFORMATION .....................................      20-21


MANAGEMENT OF THE FUNDS .............................................      21-24
PURCHASE OF SHARES ..................................................      24-27
REDEMPTION OF SHARES ................................................      27-29
EXCHANGE OF SHARES ..................................................      29-30
PRICING OF FUND SHARES ..............................................      30-31
DIVIDENDS AND DISTRIBUTIONS .........................................         31
TAX INFORMATION .....................................................      31-32
MAILINGS TO SHAREHOLDERS ............................................         32


FINANCIAL HIGHLIGHTS ................................................      33-36


THE
WESTWOOD
FUNDS

WESTWOOD EQUITY FUND
WESTWOOD BALANCED FUND
WESTWOOD SMALLCAP EQUITY FUND
WESTWOOD MIGHTY MITES(SM) FUND
WESTWOOD INCOME FUND
WESTWOOD INTERMEDIATE BOND FUND

CLASS AAA SHARES

PROSPECTUS

JANUARY 30, 2006

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                  INTRODUCTION

The Westwood Funds (the "Trust") consists of the following six separate investment portfolios (the "Funds"):

      o     Westwood Equity Fund (the "Equity Fund")

      o     Westwood Balanced Fund (the "Balanced Fund")

      o     Westwood SmallCap Equity Fund (the "SmallCap Equity Fund")

      o     Westwood Mighty Mites(SM) Fund (the "Mighty Mites Fund")

      o Westwood Income Fund (formerly known as the Westwood Realty Fund) (the "Income Fund")

      o     Westwood Intermediate Bond Fund (the "Intermediate Bond Fund")

This Prospectus describes Class AAA Shares of each of the Funds. Class A Shares, Class B Shares, Class C Shares and Class I Shares of each of the Funds are offered in a separate Prospectus. Each Fund is advised by Gabelli Advisers, Inc. (the "Adviser") and each Fund, other than the Mighty Mites Fund, is sub-advised by Westwood Management Corporation (the "Sub-Adviser"). Each Fund's investment objective cannot be changed without shareholder approval.

                              WESTWOOD EQUITY FUND

INVESTMENT OBJECTIVE:

The Westwood Equity Fund seeks to provide capital appreciation. The Fund's secondary goal is to produce current income.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in common stocks and securities which may be converted into common stocks. The Fund invests in a portfolio of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years.

In selecting securities, the Sub-Adviser maintains a list of securities of issuers which it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if the Sub-Adviser's forecast for growth rates and earnings exceeds Wall Street expectations. The Sub-Adviser closely monitors the issuers and will sell a stock if the Sub-Adviser expects limited future price appreciation, there is a fundamental change that negatively impacts their growth assumptions, and/or the price of the stocks declines 15% in the first 45 days held. The Fund's risk characteristics, such as beta (a measure of volatility), are generally expected to be less than those of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"), the Fund's benchmark.


PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that may cause their prices to fluctuate. The Fund is also subject to the risk that the Sub-Adviser's judgments about above-average growth potential of a particular company is incorrect and the perceived value of such company's stock is not realized by the market, or that the price of the Fund's portfolio securities will decline. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.



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MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you seek growth of capital

      o you seek a fund with a growth orientation as part of your overall investment plan

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are seeking a high level of current income

      o     you are conservative in your investment approach

      o     you seek stability of principal more than growth of capital

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's Class AAA Shares performance from year to year, and by showing how the Fund's average annual returns for Class AAA Shares for one year, five years, and ten years compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


            WESTWOOD EQUITY FUND (FOR THE PERIODS ENDED DECEMBER 31)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


1996                    26.8%
1997                    29.6%
1998                    13.1%
1999                    14.6%
2000                    12.0%
2001                    (9.4)%
2002                   (18.2)%
2003                    22.4%
2004                    12.4%
2005                    13.8%

During the periods shown in the bar chart, the highest return for a quarter was 15.53% (quarter ended June 30, 1997) and the lowest return for a quarter was (18.47)% (quarter ended September 30, 2002).



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            AVERAGE ANNUAL TOTAL RETURNS                 PAST            PAST           PAST
      (FOR THE PERIODS ENDED DECEMBER 31, 2005)        ONE YEAR       FIVE YEARS     TEN YEARS
      -----------------------------------------        --------       ----------     ---------
The Westwood Equity Fund
  Class AAA Shares
    Return Before Taxes .........................        13.81%          3.00%         10.70%
    Return After Taxes on Distributions .........        13.74%          2.79%          9.41%
    Return After Taxes on Distributions
      and Sale of Fund Shares ...................         9.08%          2.48%          8.83%
S&P(R) 500 Index+  ..............................         4.91%          0.54%          9.07%

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+ The S&P(R) 500 Index is a widely recognized, unmanaged index of common stock prices. The performance of the S&P 500 Index does not reflect any deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on each investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

Management Fees ..............................................     1.00%
   Distribution (Rule 12b-1) Expenses ........................     0.25%
   Other Expenses ............................................     0.26%
                                                                   ----
Total Annual Fund Operating Expenses .........................     1.51%
                                                                   ====

EXPENSE EXAMPLE:


This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 YEAR           3 YEARS            5 YEARS          10 YEARS
              ------           -------            -------          --------
               $154             $477                $824            $1,802



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                             WESTWOOD BALANCED FUND

INVESTMENT OBJECTIVE:

The Westwood Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests in a combination of equity and debt securities. The Fund is primarily equity-oriented, and uses a top down approach in seeking to provide equity-like returns but with lower volatility than a fully invested equity portfolio. The Sub-Adviser will typically invest 30% to 70% of the Fund's assets in equity securities and 70% to 30% in debt securities, and the balance of the Fund's assets in cash or cash equivalents. The actual mix of assets will vary depending on the Sub-Adviser's analysis of market and economic conditions.

The Fund invests in stocks of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years. The Sub-Adviser chooses stocks of seasoned companies with proven records and above-average earnings growth potential.

The debt securities held by the Fund are investment grade securities of corporate and government issuers and commercial paper and mortgage- and asset-backed securities. Investment grade debt securities are securities rated in one of the four highest ratings categories by a nationally recognized rating agency. There are no restrictions on the maximum or minimum maturity of any individual security that the Fund may invest in.

PRINCIPAL RISKS:

The Fund is subject to the risk that its allocations between equity and debt securities may underperform other allocations. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. The Fund is also subject to the risk that the Sub-Adviser's judgments about the above-average growth potential of a particular company is incorrect and the perceived value of such company's stock is not realized by the market, or that the price of the Fund's portfolio securities will decline. Investing in debt securities involves interest rate risk and credit risk. When interest rates rise, the value of the portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, investing in certain types of debt securities involves pre-payment risk. Pre-payment risk is the risk that the Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.


WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through the Distributor, or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.


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YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you seek both growth of capital and current income

      o you want participation in market growth with some emphasis on preserving assets in "down" markets

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you seek stability of principal more than growth of capital

      o     you seek an aggressive growth strategy

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's Class AAA Shares performance from year to year, and by showing how the Fund's average annual returns for Class AAA Shares for one year, five years, and ten years compare to those of a broad-based securities market index and other relevant indicies. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


           WESTWOOD BALANCED FUND (FOR THE PERIODS ENDED DECEMBER 31)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


1996                    18.0%
1997                    22.4%
1998                    11.5%
1999                     7.7%
2000                    11.5%
2001                    (3.2)%
2002                    (6.9)%
2003                    14.3%
2004                     8.8%
2005                     9.3%

During the periods shown in the bar chart, the highest return for a quarter was 11.43% (quarter ended June 30, 1997) and the lowest return for a quarter was (9.19)% (quarter ended September 30, 2002).



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              AVERAGE ANNUAL TOTAL RETURNS
       (FOR THE PERIODS ENDED DECEMBER 31, 2005)           PAST ONE YEAR     PAST FIVE YEARS     PAST TEN YEARS
       -----------------------------------------           -------------     ---------------     --------------
The Westwood Balanced Fund
   Class AAA Shares
     Return Before Taxes ...........................             9.29%             4.13%             9.01%
     Return After Taxes on Distributions ...........             7.85%             3.39%             7.58%
     Return After Taxes on Distributions
        and Sale of Fund Shares ....................             7.69%             3.28%             7.27%
S&P 500 Index+ .....................................             4.91%             0.54%             9.07%
Lehman Brothers Government/Corporate
   Bond Index+ .....................................             2.37%             6.11%             6.17%
60% S&P(R) 500 Index and 40% Lehman
   Brothers Government/Corporate Bond Index+ .......             3.89%             2.77%             7.19%

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+ The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index of prices of U.S. Government and corporate bonds with not less than one year to maturity. The performance of each index does not reflect any deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on each investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

  Management Fees ..............................................   0.75%
  Distribution (Rule 12b-1) Expenses ...........................   0.25%
  Other Expenses ...............................................   0.25%
                                                                   ----
Total Annual Fund Operating Expenses ...........................   1.25%
                                                                   ====

EXPENSE EXAMPLE:


This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 YEAR           3 YEARS             5 YEARS             10 YEARS
        ------           -------             -------             --------
         $127             $397                $686                $1,511



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                          WESTWOOD SMALLCAP EQUITY FUND

INVESTMENT OBJECTIVE:

The  Westwood   SmallCap  Equity  Fund  seeks  to  provide   long-term   capital
appreciation by investing primarily in smaller capitalization equity securities.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in a portfolio of common stocks of smaller companies. These smaller companies have a market capitalization (defined as shares outstanding times current market price) of between $100 million and $2.5 billion at the time of the Fund's initial investment.

In selecting securities for the Fund, the Sub-Adviser considers companies which offer:

      o     an increasing return on equity

      o     a low debt/equity ratio

      o recent earnings surprises that may mark the beginning of a trend towards improved returns and profitability particularly when those trends have not been fully reflected in consensus earnings estimates

      o current market valuation that is significantly below proprietary valuation estimates

Frequently small capitalization companies exhibit one or more of the following traits:

      o     new products or technologies

      o     new distribution methods

      o rapid changes in industry conditions due to regulatory or other developments

      o changes in management or similar characteristics that may result in expected growth in earnings

The Fund may invest in relatively new or unseasoned companies, which are in their early stages of development, or small companies in new and emerging industries.

The Sub-Adviser closely monitors the issuers and will sell a stock if the stock achieves its price objective and has limited further potential for price increase, the forecasted price/earnings ratio exceeds the future forecasted growth rate and/or the issuer suffers a negative change in its fundamental outlook.


Because smaller growth companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may initially overlook favorable trends in particular smaller companies, and then will adjust its valuation more quickly once these trends are recognized. Smaller companies may also be more subject to a valuation catalyst (such as increased investor attention, takeover efforts or a change in management) than larger companies.


PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Investment in small capitalization stocks may be subject to more abrupt or erratic movements in price than investment in medium and large capitalization stocks. The Fund is also subject to the risk that the Sub-Adviser's judgments about above-average growth potential at a particular company is incorrect and that the perceived value of such company's stock is not realized by the market, or that the price of the



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Fund's portfolio securities will decline. The greater price volatility of small capitalization stocks may result from the fact that there may be less market liquidity, less information publicly available or fewer investors who monitor the activities of those companies. The Fund is also subject to the risk that small capitalization stocks fall out of favor generally with investors.Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.


WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through the Distributor, or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you seek growth of capital

      o you seek investments in small capitalization growth stocks as part of your overall investment strategy

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are seeking a high level of current income

      o     you are conservative in your investment approach

      o     you seek stability of principal more than growth of capital

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's Class AAA Shares performance from year to year, and by showing how the Fund's average annual returns for Class AAA Shares for one year, five years, and since inception compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


       WESTWOOD SMALLCAP EQUITY FUND (FOR THE PERIODS ENDED DECEMBER 31)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


1998                    10.6%
1999                    52.5%
2000                    (9.4)%
2001                   (22.3)%
2002                   (29.9)%
2003                    24.1%
2004                    14.3%
2005                     9.6%


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During the periods shown in the bar chart, the highest return for a quarter was 28.71% (quarter ended December 31, 1998) and the lowest return for a quarter was (23.42)% (quarter ended March 31, 2001).



              AVERAGE ANNUAL TOTAL RETURNS                 PAST           PAST          SINCE
      (FOR THE PERIODS ENDED DECEMBER 31, 2005)          ONE YEAR      FIVE YEARS   APRIL 15, 1997*
      -----------------------------------------          --------      ----------   ---------------
The Westwood SmallCap Equity Fund
  Class AAA Shares
    Return Before Taxes ............................       9.61%         (3.29)%        6.93%
    Return After Taxes on Distributions ............       9.61%         (3.29)%        5.31%
    Return After Taxes on Distributions
        and Sale of Fund Shares ....................       6.24%         (2.77)%        5.20%
Russell 2000 Index+ ................................       4.55%          8.22%         9.58%

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* From April 15, 1997, the date that the Fund commenced investment operations.

+ The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000 Index, which contains the 3000 largest stocks in the U.S. based on total market capitalization. The performance of the Russell 2000 Index does not reflect any deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on each investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):


  Management Fees ....................................................   1.00%
  Distribution (Rule 12b-1) Expenses .................................   0.25%
  Other Expenses .....................................................   1.12%
                                                                         ----
Total Annual Fund Operating Expenses .................................   2.37%
  Less Fee Waiver, Expense Reimbursement and Custodian Fee Credit* ...   0.87%
                                                                         ----
Net Annual Operating Expenses* .......................................   1.50%
                                                                         ====
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* The Adviser contractually has agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 1.50%. The fee waiver and expense reimbursement arrangement will continue until at least September 30, 2006. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.50% on an annualized basis.



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EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR          3 YEARS           5 YEARS          10 YEARS
                ------          -------           -------          --------
                 $153             $656            $1,187            $2,640


                         WESTWOOD MIGHTY MITES(SM) FUND

INVESTMENT OBJECTIVE:

The  Westwood  Mighty  Mites(SM)  Fund  seeks  to  provide   long-term   capital
appreciation by investing primarily in micro-capitalization equity securities.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund primarily invests in common stocks of smaller companies that have a market capitalization (defined as shares outstanding times current market price) of $300 million or less at the time of the Fund's initial investment. These companies are called micro-cap companies.

The Fund focuses on micro-cap companies which appear to be underpriced relative to their "private market value." Private market value is the value the Adviser believes informed investors would be willing to pay to acquire a company.

In selecting  stocks,  the Adviser  attempts to identify  companies that:

      o     have above-average sales and earnings growth prospects

      o have improving balance sheet fundamentals given the current status of economic and business cycles

      o     are undervalued and may  significantly  appreciate due to management
            changes,  stock  acquisitions,   mergers,  reorganizations,   tender
            offers, spin-offs or other significant events

      o     have new or unique  products,  new or  expanding  markets,  changing
            competitive  or  regulatory   climates  or  undervalued   assets  or
            franchises


The Adviser also considers the stocks' prices and the issuers' balance sheet characteristics and strength of management.


Micro-cap companies may also be new or unseasoned companies which are in their very early stages of development. Micro-cap companies can also be engaged in new and emerging industries.

Micro-cap companies are generally not well-known to investors and have less of an investor following than larger companies. The Adviser will attempt to capitalize on the lack of analyst attention to micro-cap stocks and the inefficiency of the micro-cap market.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. The Fund is also subject to the risk that investment in micro-capitalization stocks may be subject to more abrupt or erratic movements in price than investment in small, medium, and large-capitalization stocks. The Fund is also subject to the risk that the Adviser's judgments about above-average growth potential of a particular company is incorrect and that the perceived value of such company's stock is not realized by the market, or that the price of the Fund's portfolio securities will decline. The greater price volatility of small



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capitalization stocks may result from the fact that there may be less market liquidity, less information publicly available or fewer investors who monitor the activities of those companies. The Fund is also subject to the risk that micro-capitalization stocks fall out of favor generally with investors. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.


WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through the Distributor, or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you seek long-term growth of capital

      o you seek an exposure to the micro-capitalization market segment despite the potential volatility of micro-capitalization stocks

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are seeking a high level of current income

      o     you are conservative in your investment approach

      o     you seek stability of principal more than growth of capital


PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's Class AAA Shares performance from year to year, and by showing how the Fund's average annual return for Class AAA Shares for one year, five years, and since inception compare to that of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


        WESTWOOD MIGHTY  MITES(SM) FUND (FOR THE PERIODS ENDED DECEMBER 31)


During the periods shown in the bar chart, the highest return for a quarter was 17.87% (quarter ended June 30, 1999) and the lowest return for a quarter was (9.55)% (quarter ended September 30, 2001).


 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


1999                    36.4%
2000                     3.5%
2001                     6.2%
2002                    (0.8)%
2003                    25.9%
2004                    18.7%
2005                     7.2%



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              AVERAGE ANNUAL TOTAL RETURNS                    PAST       PAST          SINCE
       (FOR THE PERIODS ENDED DECEMBER 31, 2005)           ONE YEAR   FIVE YEARS   MAY 11, 1998*
       -----------------------------------------           --------   ----------   -------------
The Westwood Mighty Mites(SM) Fund
  Class AAA Shares
     Return Before Taxes .............................       7.17%       11.04%       13.58%
     Return After Taxes on Distributions .............       5.22%       10.26%       11.72%
     Return After Taxes on Distributions
          and Sale of Fund Shares ....................       7.24%        9.58%       11.18%
Russell 2000 Index+ ..................................       4.55%        8.22%        5.88%

----------
*     From May 11, 1998, the date that the Fund commenced investment operations.

+ The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000 Index, which contains the 3000 largest stocks in the U.S. based on total market capitalization. The performance of the Russell 2000 Index does not reflect any deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on each investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

   Management Fees ...............................................................   1.00%
   Distribution (Rule 12b-1) Expenses ............................................   0.25%
   Other Expenses ................................................................   0.49%
                                                                                     ----
Total Annual Fund Operating Expenses .............................................   1.74%
                                                                                     ====
REDEMPTION FEE
   (as a percentage of amount redeemed for shares held 7 days or less payable
   to the Fund) ..................................................................   2.00%



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EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 YEAR             3 YEARS            5 YEARS        10 YEARS
            ------             -------            -------        --------
             $177               $548               $944           $2,052


                              WESTWOOD INCOME FUND


At a special meeting of the Fund's shareholders held on June 24, 2005, changes to the Fund's investment objective were approved and became effective July 18, 2005. Also, effective July 18, 2005, the Fund's name was changed from the "Westwood Realty Fund" to the "Westwood Income Fund," and the Fund's principal investment policies, strategies, and risks were changed to reflect a reorientation of the Fund to an income oriented strategy that emphasizes high current income over capital appreciation and permits the Fund to invest a significant portion of its assets in various types of income producing equity and fixed income securities, in addition to real estate investment trusts ("REITs").


INVESTMENT OBJECTIVE:

The Westwood Income Fund seeks to provide a high level of current income as well as long-term capital appreciation. It invests primarily in income-producing equity and fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets (which includes, for the purposes of this test, the amount of any borrowings for investment purposes) in dividend-paying and/or interest bearing securities. The Fund's investments include dividend-paying common stocks, preferred stocks, convertible preferred stocks, selected debt instruments, publicly traded REITs, master limited partnerships, royalty trusts, money market instruments, and other income producing securities.


The Sub-Adviser invests in companies with strong and improving cash flow sufficient to support a healthy or rising level of income. It uses proprietary, fundamental research to find appropriate securities for purchase. Securities considered for purchase have:

      o attractive fundamentals and valuations based on the Sub-Adviser's internal research

      o     issuers with strong management teams and/or

      o     issuers with good balance sheet fundamentals


The Sub-Adviser will consider selling a security if fundamentals become unfavorable within the issuer's internal operations or industry, there is limited growth opportunity, the issuer is at risk of losing its competitive edge, the issuer is serving markets with slowing growth, and/or the level of income produced becomes unattractive or unsustainable.



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PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities and changes in prevailing interest rates. Stocks are subject to market, economic, and business risks that cause their prices to fluctuate and may affect a company's cash flow such that it is not sufficient to pay the indicated dividend. The Fund is also subject to the risk that the Sub-Adviser's judgments about above-average growth potential at a particular company is incorrect and that the perceived value of such company's stock is not realized by the market, or that the price of the Fund's portfolio securities will decline. Equity securities, including common and preferred stock as well as master limited partnership units, with higher current yields than equity securities, in general, may be more sensitive to fluctuations in prevailing interest rates. Investing in debt securities involves interest rate and credit risks. When interest rates rise, the value of the portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. Investing in certain types of debt securities involves pre-payment risk. Pre-payment risk is the risk that the Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. To the extent that the Fund's portfolio is invested in REITs, the Fund is also subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate due to general and local economic conditions, overbuilding or undersupply, changes in zoning and other laws, and a number of other factors. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.


WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through the Distributor, or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you seek a high level of current income as well as growth of capital

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are conservative in your investment approach

      o     you seek growth of capital more than current income

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's Class AAA Shares performance from year to year, and by showing how the Fund's average annual returns for Class AAA Shares for one year, five years, and since inception compare to those of a broad-based securities market index, as well as other indices. The bar chart and table primarily reflect the Fund's performance achieved prior to the changes in the Fund's investment objective and policies discussed above. This performance may not be indicative of the Fund's performance under the revised objective and policies. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.



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            WESTWOOD INCOME FUND (FOR THE PERIODS ENDED DECEMBER 31)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


1998                   (15.2)%
1999                    (2.7)%
2000                    27.3%
2001                    11.4%
2002                     3.9%
2003                    33.5%
2004                    26.9%
2005                     6.6%

During the periods shown in the bar chart, the highest return for a quarter was 13.19% (quarter ended December 31, 2004) and the lowest return for a quarter was (10.29)% (quarter ended September 30, 1998).

             AVERAGE ANNUAL TOTAL RETURNS                     PAST           PAST             SINCE
     (FOR THE PERIODS ENDED DECEMBER 31, 2005)              ONE YEAR      FIVE YEARS   SEPTEMBER 30, 1997*
     -----------------------------------------              --------      ----------   -------------------
The Westwood Income Fund
  Class AAA Shares
     Return Before Taxes ..........................           6.59%          15.91%          10.56%
     Return After Taxes on Distributions ..........           1.70%          13.86%           8.84%
     Return After Taxes on Distributions
       and Sale of Fund Shares ....................          10.08%          13.47%           8.68%
Blended Index** ...................................           6.67%           8.87%           7.98%
10 Year Treasury Notes Index ......................           1.99%           5.29%           5.88%
3 Month Treasury Bill Index .......................           3.07%           2.34%           3.53%
S&P 500 Index .....................................           4.91%           0.54%           5.00%
NAREIT Composite REIT Index + .....................          12.16%          19.08%          11.31%
Russell 2000 Index + ..............................           4.55%           8.22%           6.22%

----------
* From September 30, 1997, the date that the Fund commenced investment operations.

** Please note that the Blended Index consists of a 25% blend of each of the 10 Year Treasury Notes Index, the 3 Month Treasury Bill Index, the S&P 500 Index, and the NAREIT Composite REIT Index.

+ As noted earlier, effective July 18, 2005, the changes to the Fund's investment objective and principal investment policies became effective reflecting a reorientation of the Fund to an income-oriented strategy. For purposes of this prospectus, we have included both the Fund's old broad based benchmark - the Russell 2000 Index - and its new broad based benchmark - the 10 Year Treasury Notes Index. Going forward, we will show the Fund's performance against the 10 Year Treasury Notes Index, rather than the Russell 2000 Index, as the Russell 2000 Index is no longer an appropriate benchmark given the Fund's revised investment objective and policies. In addition, we show the Fund's performance against the Blended Index, which is a more appropriate index against which to measure the Fund's performance, given the Fund's revised investment objective and policies. We also show the individual components of the Blended Index. The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000 which contains the 3000 largest stocks in the U.S. based on total market capitalization. The NAREIT Composite REIT Index is a market capitalization weighted unmanaged index of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the National Association of Securities Dealers Automated Quotations, Inc. which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The performance of each index does not reflect any deduction for fees, expenses or taxes.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor


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is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on each investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):


   Management Fees ....................................................   1.00%
   Distribution (Rule 12b-1) Expenses .................................   0.25%
   Other Expenses .....................................................   1.15%
                                                                          ----
Total Annual Fund Operating Expenses ..................................   2.40%
   Less Fee Waiver, Expense Reimbursement and Custodian Fee Credit* ...   0.90%
                                                                          ----
Net Annual Operating Expenses* ........................................   1.50%
                                                                          ====
----------
* The Adviser contractually has agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes, and extraordinary expenses) at no more than 1.50%. The fee waiver and expense reimbursement arrangement will continue until at least September 30, 2006. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.50% on an annualized basis.


EXPENSE EXAMPLE:


This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR          3 YEARS          5 YEARS         10 YEARS
                ------          -------          -------         --------
                 $153            $662             $1,199          $2,668


                         WESTWOOD INTERMEDIATE BOND FUND

INVESTMENT OBJECTIVE:

The Westwood Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions the Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in bonds of various types and with various maturities. The Fund focuses on investment grade bonds of domestic corporations and governments. Investment grade debt securities are securities rated in the four highest ratings categories by a nationally recognized rating agency.


Although there are no restrictions on the maximum or minimum maturity of any individual security that the Fund may invest in, generally the Fund will have a dollar weighted average maturity of three to ten years. The Fund may also invest in other types of investment grade debt securities, including debentures, notes, convertible debt securities, municipal securities, mortgage-related securities, and certain collateralized and asset-backed securities. The Fund will seek to maintain an average rating of AA or better by Standard & Poor's Rating Services, a division of McGraw-Hill Companies, or comparable quality for the securities in its portfolio.



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In selecting securities for the Fund, the Sub-Adviser focuses both on the fundamentals of particular issuers and yield curve positioning. The Sub-Adviser seeks to earn risk-adjusted returns superior to those of the Lehman Brothers Government/Corporate Bond Index over time. The Sub-Adviser invests 80% to 100% of the Fund's assets in debt securities and the remainder in cash or cash equivalents.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in prevailing interest rates and the market value of the Fund's portfolio securities. When interest rates rise, the value of the portfolio's securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. Investing in certain types of debt securities involves pre-payment risk. Pre-payment risk is the risk that the Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. To the extent that the Fund's portfolio is invested in cash, if interest rates decline, the Fund may lose the opportunity to benefit from a probable increase in debt securities valuations.Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o you are seeking current income consistent with the maintenance of principal and liquidity

      o     you are conservative in your investment approach

      o you are seeking exposure to investment grade bonds as part of your overall investment strategy

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you seek growth of capital

      o     you seek stability of principal more than total return

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's Class AAA Shares performance from year to year, and by showing how the Fund's average annual returns for Class AAA Shares for one year, five years, and ten years compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


       WESTWOOD INTERMEDIATE BOND FUND (FOR THE PERIODS ENDED DECEMBER 31)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


1996                     3.7%
1997                    10.7%
1998                     6.6%
1999                    (2.4)%
2000                    11.7%
2001                     7.4%
2002                    10.1%
2003                     1.3%
2004                     3.0%
2005                     1.8%



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During the periods shown in the bar chart, the highest return for a quarter was 5.63% (quarter ended September 30, 2002) and the lowest return for a quarter was (2.64)% (quarter ended June 30, 2004).

            AVERAGE ANNUAL TOTAL RETURNS
      (FOR THE PERIODS ENDED DECEMBER 31, 2005)        PAST ONE YEAR  PAST FIVE YEARS  PAST TEN YEARS
      -----------------------------------------        -------------  ---------------  --------------
The Westwood Intermediate Bond Fund
  Class AAA Shares
     Return Before Taxes ........................           1.82%           4.70%           5.31%
     Return After Taxes on Distributions ........           0.67%           3.42%           3.75%
     Return After Taxes on Distributions
       and Sale of Fund Shares ..................           1.21%           3.30%           3.67%
Lehman Brothers Government/Corporate
  Bond Index+ ...................................           2.37%           6.11%           6.17%

----------
+ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index of prices of U.S. Government and corporate bonds with not less than one year to maturity. The performance of the Lehman Brothers Government/Corporate Bond Index does not reflect any deduction for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on each investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

   Management Fees .....................................................   0.60%
   Distribution (Rule 12b-1) Expenses ..................................   0.25%
   Other Expenses ......................................................   0.94%
                                                                           ----
Total Annual Fund Operating Expenses ...................................   1.79%
   Less Fee Waiver, Expense Reimbursement and Custodian Fee Credit* ....   0.79%
                                                                           ----
Net Annual Operating Expenses* .........................................   1.00%
                                                                           ====
----------
* The Adviser contractually has agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes, and extraordinary expenses) at no more than 1.00%. The fee waiver and expense reimbursement arrangement will continue until at least September 30, 2006. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.00% on an annualized basis.



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EXPENSE EXAMPLE:


This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR           3 YEARS         5 YEARS         10 YEARS
                ------           -------         -------         --------
                  $102             $486           $896            $2,040


                         INVESTMENT AND RISK INFORMATION

The non-fundamental investment policy of each of the Westwood Equity, Westwood SmallCap Equity, Westwood Income, and Westwood Intermediate Bond Funds relating to the type of securities in which 80% of the Fund's net assets must be invested (the "80% Investment Policy") may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days' written notice of any changes in the 80% Investment Policy.

The Funds may also use the following investment technique:


o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, each Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include U.S. Government securities, certificates of deposit, banker's acceptances, time deposits, repurchase agreements, and other high quality debt instruments. When following a defensive strategy, a Fund will be less likely to achieve its investment goal.


Investing in the Funds involves the following risks:


      o FUND AND MANAGEMENT RISK. If a Fund's manager's judgment in selecting securities is incorrect or if the market segment in which the Fund invests falls out of favor with investors, the Fund could underperform the stock market or its peers. The Fund could also fail to meet its investment objective. When you sell Fund shares, they may be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

      o EQUITY RISK. EQUITY FUND, BALANCED FUND, SMALLCAP EQUITY FUND, MIGHTY MITES FUND AND INCOME FUND -- The principal risk of investing in these Funds is equity risk. Equity risk is the risk that the prices of the securities held by a Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances.

      o FOREIGN SECURITIES RISK. Each of the Funds may invest up to 25% of their total assets in foreign equity securities and in European Depository Receipts ("EDRs") or American Depository Receipts ("ADRs"). Foreign securities pose additional risks over U.S. based securities for a number of reasons. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens' rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations, and accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation.


            Foreign securities may be denominated in foreign currencies. Therefore, the value of each Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and


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            market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although each of the Funds value their assets daily in U.S. dollars, they will not convert their holdings of foreign currencies to U.S. dollars daily. Therefore, the Funds may be exposed to currency risks over an extended period of time.

      o     INTEREST RATE RISK,  MATURITY RISK AND CREDIT RISK.  BALANCED  FUND,
            INCOME FUND, AND INTERMEDIATE BOND FUND -- When interest rates decline, the value of the portfolio's debt securities generally rises. Conversely, when interest rates rise, the value of the portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

      o SMALL- AND MICRO-CAPITALIZATION COMPANY RISK. SMALLCAP EQUITY FUND AND MIGHTY MITES FUND -- Although small-cap and micro-capitalization companies may offer greater potential for capital appreciation than larger companies, investing in securities of small-cap and micro-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap and micro-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap and micro-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap and micro-cap company stock prices tend to rise and fall in value more than other stocks. The risks of investing in micro-cap stocks and companies are even greater than those of investing in small-cap companies.

      o PRE-PAYMENT RISK. BALANCED FUND, INCOME FUND, AND INTERMEDIATE BOND FUND -- A Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return, and share price.

      o REAL ESTATE INDUSTRY RISK. INCOME FUND -- The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. Adverse economic, business, regulatory, or political developments affecting the real estate industry could have a major effect on the value of the Fund's investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT.


PORTFOLIO HOLDINGS. A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' Statement of Additional Information.

                             MANAGEMENT OF THE FUNDS

THE ADVISER. Gabelli Advisers, Inc., with principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment programs and manages the Funds' operations under the general supervision of the Trust's Board of Trustees. The Adviser is a Delaware corporation formerly known as Teton Advisers LLC (prior to November 1997). The Adviser is a subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").


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As compensation for its services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below. The table also reflects the advisory fees (after waivers/reimbursement of expenses) paid by the Funds for the fiscal year ended September 30, 2005.


                                                                                           ADVISORY FEE PAID FOR
                                   ANNUAL ADVISORY FEE-CONTRACTUAL RATE                  FISCAL YEAR ENDED 9/30/05
FUND                         (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)     (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
----                         ---------------------------------------------     ---------------------------------------------
Equity Fund                                         1.00%                                           1.00%
Balanced Fund                                       0.75%                                           0.75%
SmallCap Equity Fund                                1.00%                                           0.19%
Mighty Mites Fund                                   1.00%                                           0.76%
Income Fund                                         1.00%                                           0.22%
Intermediate Bond Fund                              0.60%                                              0%

With respect to the SmallCap Equity, Income and Intermediate Bond Funds, the Adviser contractually has agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain the Total Annual Fund Operating Expenses at certain levels. These fee waiver and expense reimbursement arrangements will continue until at least September 30, 2006. With respect to the Mighty Mites Fund, the Adviser had previously contractually agreed to waive its investment advisory fees and/or reimburse expenses. Such arrangement terminated on September 30, 2005.

In addition, each of the SmallCap Equity, Mighty Mites, Income, and Intermediate Bond Funds has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed the amount listed in the respective fee table or, for the Mighty Mites Fund, 1.50% of average annual net assets.


SUB-ADVISER. The Adviser has entered into a Sub-Advisory Agreement with Westwood Management Corp. (the "Sub-Adviser") for all Funds except the Mighty Mites Fund, for which there is not a Sub-Advisory Agreement. The Sub-Adviser has its principal offices located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser pays the Sub-Adviser out of its advisory fees with respect to the Funds (except the Mighty Mites Fund) a fee computed daily and payable monthly in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all applicable Funds or (ii) 35% of the net revenues to the Adviser from the applicable Funds. The Sub-Adviser is a registered investment adviser formed in 1983. The Sub-Adviser is a wholly-owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company.

The Funds' annual report to shareholders for the period ended September 30, 2005 contained a discussion of the basis of the Board of Trustees' determination regarding whether to continue the investment advisory arrangements as described above.

THE PORTFOLIO MANAGERS

The persons primarily responsible for the day-to-day management of the Equity, Intermediate Bond and Balanced Funds are listed below. The SmallCap Equity and the Income Funds are managed by portfolio teams. With respect to the team managed Funds, identified below are those individuals who are jointly and primarily responsible for the day-to-day management of those Funds. Investment decisions are made by majority agreement of the portfolio team.

Ms. Susan M. Byrne has served as Chairman and Chief Investment Officer since founding the Sub-Adviser in April 1983 and served as Chief Executive Officer through 2005. She has served as the Portfolio Manager of the EQUITY FUND since its inception and has served as Co-Portfolio Manager of the BALANCED



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FUND since its inception. Ms. Byrne is also a member of the INCOME FUND portfolio team and has served on the team since the Fund's inception. She also participates in the investment descision process during meetings in which the team determines the allocation of securities held in the portfolio. She has authority to direct trading activity on the Funds. Ms. Byrne is responsible for representing the Funds to investors. Ms. Byrne has more than 35 years of investment experience.

Mr. Mark R. Freeman, CFA, has served as Vice President for the Sub-Adviser since July 1999. He has served as Portfolio Manager of the INTERMEDIATE BOND FUND and Co-Portfolio Manager of the BALANCED FUND since 1999 and has served on the portfolio team for the INCOME FUND since its inception. He participates in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. He has authority to direct trading activity on the Funds. Mr. Freeman is also responsible for representing the Funds to investors. Mr. Freeman has over 17 years of investment experience.

Mr. Christopher J. MacDonald, CFA, has served as Vice President since 1997. He has served on the portfolio team for the SMALLCAP EQUITY FUND since 1994. He participates in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. He has authority to direct trading activity on the Funds. Mr. MacDonald is also responsible for representing the Funds to investors. Mr. MacDonald has more than 16 years of investment experience.

Mr. Scott Lawson, CFA, has served as Vice President and Senior Analyst for the Sub-Adviser since 2003. Before joining the Sub-Adviser, Mr. Lawson was an Assistant Portfolio Manager with Bank of America since 2000. He has served on the portfolio team for the SMALLCAP EQUITY FUND since 2003. He participates in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. He has authority to direct trading activity on the Funds. Mr. Lawson is also responsible for representing the Funds to investors. Mr. Lawson has more than 15 years of investment experience.

Mr. Todd L. Williams, CFA, has served as Vice President and Research Analyst for the Sub-Adviser since July 2005. Prior to this appointment, he served as Assistant Vice President and Research Analyst for the Sub-Adviser from July 2003 to July 2005, and as Research Analyst from November 2002 to July 2003. Before joining the Sub-Adviser, Mr. Williams was a portfolio manager and analyst with AMR Investments, Inc. from 1998 to 2002. He has served on the portfolio team for the INCOME FUND since 2003 and of the SMALLCAP EQUITY FUND since 2004. He participates in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. He has authority to direct trading activity on the Funds. Mr. Williams is also responsible for representing the Funds to investors. Mr. Williams has more than 9 years of investment experience.

Ms. Lisa Dong, CFA, has served as Vice President and Research Analyst for the Sub-Adviser since June 2005. Prior to this appointment, she served as Assistant Vice President and Research Analyst from October 2001 to July 2005, as Research Analyst from June 2001 to October 2001, and as Assistant Research Analyst from December 2000 to June 2001. Before joining the Sub-Adviser, Ms. Dong was in graduate school at Texas Christian University, She has served on the portfolio team of the INCOME FUND since 2001 and of the SMALLCAP EQUITY FUND since 2005. She participates in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. She has authority to direct trading activity on the Funds. Ms. Dong is also responsible for representing the Funds to investors. Ms. Dong has more than 8 years of investment experience.


Mr. Philip Robert has served as Assistant Vice President and Research Analyst for the Sub-Adviser since 2005. Before joining the Sub-Adviser, Mr. Robert was Managing Director/SmallCap Equities of Babson


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Capital Management since 2000. He has served on the portfolio team for the SMALLCAP EQUITY FUND since 2005. He participates in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. He has authority to direct trading activity on the Funds. Mr. Robert is also responsible for representing the Funds to investors. Mr. Robert has more than 13 years of investment experience.

Mr. John Vandermosten, CFA, has served as Assistant Vice President and Research Analyst for the Sub-Adviser since 2005. Before joining the Sub-Adviser, Mr. Vandermosten was an Investment Analyst with the Teachers Retirement System of Texas since 2001. Prior to that, he served eleven years in the U.S. Navy. He has served on the portfolio team for the SMALLCAP EQUITY FUND since 2005. He participates in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. He has authority to direct trading activity on the Funds. Mr. Vandermosten is also responsible for representing the Funds to investors. Mr. Vandermosten has more than 5 years of investment experience.

Mr. Corey Henegar, CFA, has served as Assistant Vice President and Research Analyst for the Sub-Adviser since July 2004. Prior to this appointment, he served as Research Analyst for the Sub-Adviser from July 2002 to July 2004, and as Assistant Research Analyst from June 2001 to July 2002. Before joining the
Sub-Adviser, Mr. Henegar attended Texas Tech University, graduating with a B.B.A. in Finance in May 2001. He has served on the portfolio team for the INCOME FUND since 2002. He participates in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. He has authority to direct trading activity on the Funds. Mr. Henegar is also responsible for representing the Funds to investors. Mr. Henegar has more than 4 years of investment experience.

Mario J. Gabelli, Walter K. Walsh, and Joshua Fenton are primarily responsible for the day-to-day management of the MIGHTY MITES FUND. Mario J. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization. Walter K. Walsh was Compliance Officer of Gabelli & Company, Inc. from 1994 through 2003, and currently is a compliance consultant. Mr. Fenton was a Security Analyst for Gabelli & Company, Inc. from 2001 through 2002, and is currently a Director of Buy Side Research for GAMCO Investors, Inc. Prior to joining Gabelli, Mr. Fenton was a Director of Research at Douglas, Noyles & Co., Inc. from 1996 through 2001.


The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by them and their ownership of securities in the Funds.

RULE 12B-1 PLANS. Each Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance the distribution of its Class AAA Shares. Each Fund may make payments under its Plan for the purpose of financing any activity primarily intended to result in the sale of Class AAA Shares of the Fund. To the extent any activity is one that a Fund may finance without a distribution plan, each Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

                               PURCHASE OF SHARES

You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares directly through the Distributor, directly from the Fund through the Funds' transfer agent, or through registered broker-dealers that have entered into selling agreements with the Funds' Distributor.



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The Mighty Mites Fund only accepts subscriptions for new shares from existing shareholders and new investors who acquire shares of the Fund directly through the Distributor or through the Fund's transfer agent. Additional investments will not be accepted through intermediaries.

      o BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Westwood Funds" to:

            BY MAIL                              BY PERSONAL DELIVERY
            -------                              --------------------

            THE GABELLI FUNDS                    THE GABELLI FUNDS
            P.O. BOX 8308                        C/O BFDS
            BOSTON, MA 02266-8308                66 BROOKS DRIVE
                                                 BRAINTREE, MA 02184

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.

      o BY BANK WIRE. To open an account using the bank wire system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                          RE: WESTWOOD____________FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                     225 FRANKLIN STREET, BOSTON, MA 02110

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

SHARE PRICE. The Funds sell their Class AAA shares at the net asset value next determined after the Funds receive your completed subscription order forms and your payment. See "Pricing of Fund Shares" for a description of the calculation of the net asset value.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans" and "Automatic Investment Plan/Education Savings Plans" regarding minimum investment amounts applicable to such plans. There is no minimum subsequent investment requirement. Broker-dealers may have different minimum investment requirements.


The minimum initial investment in the Mighty Mites Fund is $50,000 for all accounts. There are no subsequent investment minimums. The Distributor may waive the minimum investment requirement under certain circumstances which may include purchases by clients of GAMCO Asset Management Inc., customers of the Distributor, and existing shareholders of other Gabelli Funds who have purchased their shares directly through the Distributor or the Fund's transfer agent.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRA, "Roth" IRA, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as a sponsor to such plans. Fund



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shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.

AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.


GENERAL. State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Funds' minimum purchase requirement. The Funds also offer other classes of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all classes are substantially the same.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust, on behalf of the Funds, to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Trust verifies the account holder's identity.

THIRD PARTY ARRANGEMENTS. The Adviser and its affiliates utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay a portion of the charges of various programs that make shares of the Funds available to their customers. Subject to tax limitations and approval by the Board of Trustees on a Fund-by-Fund basis, each of the Funds may also make payments to third parties out of its own assets (other than 12b-1 payments), for a portion of the charges for these programs generally representing savings experienced by the Funds resulting from shareholders investing in the Funds through such programs rather than investing directly in the Funds.

The Distributor or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payment under the Fund's distribution plans), make cash payments to some but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds, and/or to promote retention of their customers' assets in the Funds. These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Fund's shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder serv-



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ices to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount.

The Distributor negotiates the level of payments described above to any particular broker, dealer or intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the applicable Fund attributable to the particular firm depending on the nature and level of services and other factors.

                              REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of their assets, or if the Securities and Exchange Commission ("SEC") orders the Funds to suspend redemptions.

The Funds redeem their shares at the net asset value next determined after the Funds receive your redemption request in proper form. See "Pricing of Fund Shares" for a description of the calculation of net asset value.


The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short-term trading of Fund shares, such as by traders seeking short-term profits from market momentum, time zone arbitrage, and other timing strategies, creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of shares. In addition, because each of the Funds may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its net asset value per share (NAV), frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the net asset value. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.


In addition, some of the Funds invest in small capitalization and micro-capitalization securities. Such securities are typically less liquid and more thinly-traded than securities of large capitalization issuers. Developments affecting issuers of thinly-traded or less liquid securities will not be reflected in their market price until the security again trades in the marketplace. Frequent traders may seek to exploit this delay by engaging in price arbitrage, in this case by buying or selling shares of the Fund prior to the time of the adjustment of the market price of securities in its portfolio. This may result in the dilution in the value of the Fund's shares.


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In order to discourage short-term trading in its shares, the Mighty Mites Fund has adopted policies and procedures which impose a 2.00% redemption fee on shares purchased and redeemed or exchanged within seven days or less after the date of purchase (the "Redemption Fee"). The Redemption Fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The Redemption Fee is not a sales charge; it is retained by the Mighty Mites Fund and does not benefit the Fund's Adviser or any other third party. For purposes of computing the Redemption Fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Mighty Mites Fund's exchange privilege. The Redemption Fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Mighty Mites Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Mighty Mites Fund, (iv) the shares were purchased through programs the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place, and (v) the shares were purchased through certain qualified and non-qualified retirement plans if recordkeepers for retirement plan participants cannot implement redemption fees because of systems limitations, and provided that such recordkeepers provide verification to that effect. Such recordkeepers may be permitted to delay, temporarily, the implementation of redemption fees. To do so, all such recordkeepers must apply for an extension to implement such systems. These programs include programs utilizing omnibus accounts. The Mighty Mites Fund seeks to apply these programs uniformly.

Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. Each Fund has adopted a policy of seeking to minimize short term trading of its shares and monitors purchase and redemption activities to assist in minimizing short term trading.


You may redeem shares through the Distributor or directly from the Funds through the transfer agent.


      o     BY LETTER. You may mail a letter requesting redemption of shares to:
            THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.


      o BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an
            IRA)  directly  registered  with  State  Street  by  calling  either
            800-GABELLI   (800-422-3554)  or  800-872-5365   (617-328-5000  from
            outside the United States) or by visiting our website at www.gabelli.com. YOU MAY NOT REDEEM SHARES HELD THROUGH AN IRA BY THE INTERNET. IRA holders should consult a tax adviser concerning tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from


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            telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see "Exchange of Shares"). Among the procedures State Street may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone or Internet redemptions.


            1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. Each Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

            2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. Each Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. Each Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.


      o AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.


INVOLUNTARY REDEMPTION. The Funds may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value).You will be notified in writing if the Funds initiate such action and allowed 30 days to increase the value of your account to at least $1,000.


REDEMPTION PROCEEDS. A redemption request received by a Fund will be effected at the net asset value next determined after the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While a Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.


REDEMPTION IN KIND. The Funds reserve the right to make a redemption in kind - payment in portfolio securities rather than cash - for certain large redemption amounts. Payments would be made in portfolio securities only in the rare instance that the Trust's Board of Trustees believes that it would be in the Funds' best interest not to pay redemption proceeds in cash.

                               EXCHANGE OF SHARES

You can exchange shares of each Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.

In effecting an exchange:

            o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.

            o if you are exchanging to a fund with a higher sales charge, you must pay the difference at the time of exchange.


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            o if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange.

            o     you likely will realize a taxable gain or loss.

            o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus.


You may exchange shares through the Distributor, directly from the Funds' transfer agent, or through a registered broker-dealer.


      o     EXCHANGE  BY  TELEPHONE.  You  may  give  exchange  instructions  by
            telephone  by  calling  800-GABELLI  (800-422-3554).   You  may  not
            exchange shares by telephone if you hold share certificates.

      o     EXCHANGE BY MAIL.  You may send a written  request for exchanges to:
            THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308.Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the funds whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

      o     EXCHANGE   THROUGH  THE   INTERNET.   You  may  also  give  exchange
            instructions via the Internet at www.gabelli.com.You may not exchange shares through the Internet if you hold share certificates. The Funds may impose limitations from time to time on Internet exchanges.

The Funds may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your broker and does not benefit the Funds or the Adviser in any way. It is in addition to the sales charges and other costs described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES


The net asset value per share of each Fund's Class AAA Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

Each Fund's net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share is computed by dividing the value of the applicable Fund's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to its Class AAA Shares by the total number of Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of net asset value per share next made as of a time after the time as of which the purchase or redemption order is received in proper form.


Portfolio securities for which market quotations are readily available are valued at their current market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Funds' Board of Trustees. Debt securities that are not credit impaired with remaining maturities of 60 days or less are generally valued at


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their amortized cost. Pursuant to the Funds' pricing procedures, securities for which market quotations are not readily available, and therefore are subject to being fair valued, may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (I.E., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the
Fund).   Market  prices  are  also  deemed  not  to  be  readily   available  in
circumstances when an event has occurred after the close of the principal foreign market on which a security trades but before the time for determination of the Funds' net asset value that has affected, or is likely to affect, more than minimally the net asset value per share of the Fund. Currently, the Fund fair values securities traded primarily on markets that close prior to the time as of which the Fund's net asset value is calculated whenever the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio.

When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Board of Trustees. In determining fair value, the Funds' pricing procedures establish a process and methodology to be employed by the Adviser in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset. The Board of Trustees will review the Adviser's fair value determinations periodically. The value of a Fund's portfolio may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

                          DIVIDENDS AND DISTRIBUTIONS

Dividends out of net investment income will be paid annually by the Equity Fund, the SmallCap Equity Fund and the Mighty Mites Fund and quarterly by the Balanced Fund and the Income Fund. The Intermediate Bond Fund will declare distributions of such income daily and pay those dividends monthly. Each Fund intends to distribute, at least annually, substantially all net realized capital gains. Dividends and distributions will be automatically reinvested for your account at net asset value in additional shares of the Funds, unless you instruct the Funds to pay all dividends and distributions in cash. If you elect cash distributions, you must instruct the Funds either to credit the amounts to your brokerage account or to pay the amounts to you by check. Shares purchased through dividend reinvestment will receive a price based on the net asset value per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or realize any capital gains or other income. Dividends and distributions may differ for different Funds.

                                 TAX INFORMATION

The Funds expect that distributions will consist primarily of investment company taxable income and net capital gains. Capital gains may be taxed at different rates depending on the length of time the Funds hold the assets giving rise to such capital gains. Dividends out of investment company taxable income and distributions of net short-term capital gains (I.E., gains from assets held by the Funds for one year or less) are taxable to you as ordinary income, except that qualifying dividends are eligible for a reduced rate applicable to dividend income. Distributions from REITs generally are not qualifying dividends. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Funds'


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distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to state or local taxes.


You will recognize a taxable gain or loss upon the sale, exchange, or redemption of shares in the Fund equal to the difference between the amount realized and your adjusted tax basis on the shares sold, exchanged, or redeemed. However, if you receive a capital gain dividend and sell shares after holding them for six months or less, then any loss realized on the sale will be treated as a long-term capital loss to the extent of such capital gain dividend. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of Fund shares, and any gain you realize on such a transaction generally will be taxable. The Fund is required under the backup withholding rules, subject to certain exemptions, to withhold at a rate of 28% from dividends paid or credited to shareholders and from the proceeds from the redemption of Fund shares if a correct taxpayer identification number, certified when required, is not on file with the Fund, or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders are not subject to back-up withholding. In addition, foreign shareholders may be subject to a federal withholding tax on dividends out of net investment income.


State and local taxes may be different from the federal consequences described above.

Please   consult  the  SAI  for  further   discussion  of  federal   income  tax
considerations.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

                            MAILINGS TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings in accordance with your instructions within 30 days of your request.


--------------------------------------------------------------------------------
32

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                              FINANCIAL HIGHLIGHTS

The financial highlights table for each Fund is intended to help you understand the financial performance of each Fund for the past five years or, if less, the life of the Fund. The total returns in the tables represent the rates that an investor would have earned or lost on an investment in each Fund's Class AAA Shares (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Class A share. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Funds' financial statements and related notes, is included in the annual report, which is available upon request.

                              WESTWOOD EQUITY FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                    OPERATING PERFORMANCE                     DISTRIBUTIONS TO SHAREHOLDERS
                            -----------------------------------------   -------------------------------------------
                                               NET
                                            REALIZED
                NET ASSET      NET             AND            TOTAL                        NET
                 VALUE,     INVESTMENT   UNREALIZED GAIN      FROM          NET          REALIZED
PERIOD ENDED    BEGINNING     INCOME        (LOSS) ON      INVESTMENT    INVESTMENT      GAIN ON          TOTAL
SEPTEMBER 30    OF PERIOD   (LOSS)(b)      INVESTMENTS     OPERATIONS      INCOME      INVESTMENTS    DISTRIBUTIONS
------------    ---------   ---------    ---------------   ----------    ----------    -----------    -------------
2005             $ 9.32       $ 0.07         $ 1.79          $ 1.86       $(0.10)             --         $(0.10)
2004               7.99         0.08           1.36            1.44        (0.11)             --          (0.11)
2003               7.02         0.09           0.96            1.05        (0.08)             --          (0.08)
2002               8.32         0.07          (1.32)          (1.25)       (0.05)             --          (0.05)
2001              11.12         0.04          (1.52)          (1.48)       (0.01)         $(1.31)         (1.32)

                                                     RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                              -----------------------------------------------------------------------
                                   NET                  NET ASSETS,
                               ASSET VALUE,                END OF             NET                           PORTFOLIO
PERIOD ENDED     REDEMPTION      END OF        TOTAL       PERIOD         INVESTMENT         OPERATING      TURNOVER
SEPTEMBER 30       FEES(b)       PERIOD       RETURN+    (IN 000'S)      INCOME (LOSS)      EXPENSES(a)       RATE
------------     ----------    ------------   -------   -----------      -------------      -----------     ---------
2005             $(0.00)(c)      $11.08        20.0%      $178,394            0.69%             1.51%          59%
2004               0.00(c)         9.32        18.1        179,407            0.90              1.50           44
2003                 --            7.99        15.1        221,635            1.19              1.48           50
2002                 --            7.02       (15.1)       231,197            0.84              1.46           84
2001                 --            8.32       (14.9)       265,855            0.45              1.43           87

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio would be 1.49% for the periods ended September 30, 2005 and 2004; 1.47% for 2003; 1.43% for 2002; and
      1.42% for 2001.

(b)   Per share data is calculated using the average shares outstanding method.

(c)   Amount represents less than $0.005 per share.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             WESTWOOD BALANCED FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                               OPERATING PERFORMANCE                      DISTRIBUTIONS TO SHAREHOLDERS
                                    -------------------------------------------   -----------------------------------------
                                                        NET
                                                     REALIZED
                     NET ASSET                          AND            TOTAL                        NET
                       VALUE,          NET        UNREALIZED GAIN       FROM         NET         REALIZED
PERIOD ENDED         BEGINNING      INVESTMENT       (LOSS) ON       INVESTMENT   INVESTMENT      GAIN ON         TOTAL
SEPTEMBER 30         OF PERIOD      INCOME(b)       INVESTMENTS      OPERATIONS     INCOME      INVESTMENTS   DISTRIBUTIONS
------------         ---------      ---------     ---------------    ----------     ------      -----------   -------------
2005                  $11.47          $ 0.20          $ 1.26           $ 1.46       $(0.19)          --          $(0.19)
2004                   10.51            0.21            0.97             1.18        (0.22)          --           (0.22)
2003                    9.65            0.21            0.87             1.08        (0.22)          --           (0.22)
2002                   10.40            0.24           (0.75)           (0.51)       (0.24)      $(0.00)(c)       (0.24)
2001                   12.40            0.26           (0.90)           (0.64)       (0.26)       (1.10)          (1.36)


                                                             RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                                  -----------------------------------------------------------------------


                                       NET                    NET ASSETS,
                                   ASSET VALUE,                  END OF         NET                             PORTFOLIO
PERIOD ENDED        REDEMPTION        END OF       TOTAL         PERIOD      INVESTMENT         OPERATING        TURNOVER
SEPTEMBER 30          FEES(b)         PERIOD      RETURN+      (IN 000'S)      INCOME          EXPENSES(a)         RATE
------------        ----------     ------------   -------     -----------    ----------        -----------      ----------
2005                 $ 0.00(c)        $12.74        12.8%       $144,572        1.67%              1.25%            56%
2004                   0.00(c)         11.47        11.3         136,400        1.92               1.23             41
2003                     --            10.51        11.2         152,409        2.10               1.23             56
2002                     --             9.65        (5.1)        150,915        2.25               1.22             78
2001                     --            10.40        (5.8)        154,179        2.23               1.17             81

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.22% for the periods ended September 30, 2005 and 2004; 1.20% for 2003; 1.17% for 2002; and
      1.15% for 2001.

(b)   Per share data is calculated using the average shares outstanding method.

(c)   Amount represents less than $0.005 per share.


                          WESTWOOD SMALLCAP EQUITY FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                           OPERATING PERFORMANCE                       DISTRIBUTIONS TO SHAREHOLDERS
                                -----------------------------------------     --------------------------------------------
                                                   NET
                                               REALIZED AND                                    IN EXCESS
                    NET ASSET                   UNREALIZED       TOTAL            NET            OF NET
                      VALUE,        NET            GAIN           FROM          REALIZED        REALIZED
PERIOD ENDED        BEGINNING   INVESTMENT      (LOSS) ON      INVESTMENT       GAIN ON         GAIN ON          TOTAL
SEPTEMBER 30        OF PERIOD     LOSS(c)      INVESTMENTS     OPERATIONS     INVESTMENTS     INVESTMENTS    DISTRIBUTIONS
------------        ---------   ----------     -----------     ----------     -----------     -----------    -------------
2005                  $ 9.08      $(0.01)        $ 2.22         $ 2.21               --             --              --
2004                    8.18       (0.10)          1.00           0.90               --             --              --
2003                    7.49       (0.08)          0.77           0.69               --             --              --
2002                    8.86       (0.09)         (1.28)         (1.37)              --             --              --
2001                   22.10       (0.16)         (8.12)         (8.28)          $(4.53)        $(0.43)(d)      $(4.96)

                                                                RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                                 --------------------------------------------------------------------------------
                                                                                           OPERATING     OPERATING
                                    NET                         NET                         EXPENSES      EXPENSES
                                   ASSET                      ASSETS,                        NET OF        BEFORE
                                   VALUE,                      END OF         NET           WAIVERS/      WAIVERS/      PORTFOLIO
PERIOD ENDED     REDEMPTION        END OF         TOTAL        PERIOD      INVESTMENT      REIMBURSE-    REIMBURSE-     TURNOVER
SEPTEMBER 30       FEES(c)         PERIOD        RETURN+     (IN 000'S)       LOSS          MENTS(a)      MENTS(b)        RATE
------------     ----------        ------        -------     ----------    ----------      ----------    ----------     ---------
2005              $(0.00)(f)       $11.29          24.3%      $ 8,702        (0.10)%          1.56%         2.37%          108%
2004                0.00(f)          9.08          11.0(e)     12,106        (1.11)           1.51          2.12           260
2003                  --             8.18           9.2        15,721        (1.03)           1.53          1.99           329
2002                  --             7.49         (15.5)       16,212        (0.98)           1.56          1.76           202
2001                  --             8.86         (43.2)       21,768        (1.27)           1.59          1.74           184

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.50% for each period.

(b)   During  the  period,   certain  fees  were   voluntarily   reduced  and/or
      reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as shown.

(c)   Per share data is calculated using the average shares outstanding method.

(d)   Return of Capital.

(e) Total return excluding the effect of the reimbursement from the Fund's Adviser of $51,180 for the year ended September 30, 2004 was 10.6% for Class AAA. The Adviser fully reimbursed the Fund for a loss on a transaction exceeding the Fund's investment restrictions, which otherwise would have reduced total return by 0.4%.

(f)   Amount represents less than $0.005 per share.



--------------------------------------------------------------------------------
34

--------------------------------------------------------------------------------

                         WESTWOOD MIGHTY MITES(SM) FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                            OPERATING PERFORMANCE                        DISTRIBUTIONS TO SHAREHOLDERS
                                ---------------------------------------------    ---------------------------------------------
                                                    NET
                                                REALIZED AND
                   NET ASSET        NET          UNREALIZED         TOTAL                            NET
                    VALUE,      INVESTMENT          GAIN             FROM            NET          REALIZED
PERIOD ENDED       BEGINNING      INCOME         (LOSS) ON        INVESTMENT     INVESTMENT        GAIN ON           TOTAL
SEPTEMBER 30       OF PERIOD     (LOSS)(d)      INVESTMENTS       OPERATIONS       INCOME        INVESTMENTS     DISTRIBUTIONS
------------       ---------    ----------      -----------       ----------     ----------      -----------     -------------
2005                $15.07        $(0.02)          $ 2.97           $ 2.95             --          $(1.29)          $(1.29)
2004                 13.42         (0.03)            1.84             1.81             --           (0.16)           (0.16)
2003                 11.29         (0.03)            2.25             2.22         $(0.04)          (0.05)           (0.09)
2002                 10.99          0.03             0.37             0.40          (0.10)             --            (0.10)
2001                 14.00          0.12            (0.59)           (0.47)         (0.08)          (2.46)           (2.54)

                                                                    RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                                 ------------------------------------------------------------------------------
                                                                                          OPERATING     OPERATING
                                      NET                       NET                        EXPENSES      EXPENSES
                                     ASSET                    ASSETS,           NET         NET OF        BEFORE
                                     VALUE,                    END OF       INVESTMENT     WAIVERS/      WAIVERS/     PORTFOLIO
PERIOD ENDED       REDEMPTION        END OF       TOTAL        PERIOD         INCOME      REIMBURSE-    REIMBURSE-     TURNOVER
SEPTEMBER 30         FEES(d)         PERIOD      RETURN+     (IN 000'S)       (LOSS)       MENTS(a)      MENTS(b)        RATE
------------         -------         ------      -------     ----------       ------       --------      --------        ----
2005                $ 0.00(c)        $16.73        20.4%       $46,497        (0.13)%       1.50%         1.74%            9%
2004                  0.00(c)         15.07        13.6         50,805        (0.20)        1.50          1.66            36
2003                    --            13.42        19.8         51,138        (0.21)        1.50          1.66            14
2002                    --            11.29         3.6         31,103         0.27         1.50          1.78            18
2001                    --            10.99        (2.8)        17,404         0.98         1.52          2.20            66

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.50% for fiscal years ended September 30, 2001, 2002 and 2003.

(b)   During  the  period,   certain  fees  were   voluntarily   reduced  and/or
      reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c)   Amount represents less than $0.005 per share.

(d)   Per share data is calculated using the average shares outstanding method.


                              WESTWOOD INCOME FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                            OPERATING PERFORMANCE                          DISTRIBUTIONS TO SHAREHOLDERS
                                --------------------------------------------     ---------------------------------------------
                                                    NET
                                                REALIZED AND
                   NET ASSET        NET          UNREALIZED         TOTAL                            NET
                    VALUE,      INVESTMENT          GAIN             FROM            NET          REALIZED
PERIOD ENDED       BEGINNING      INCOME         (LOSS) ON        INVESTMENT     INVESTMENT        GAIN ON           TOTAL
SEPTEMBER 30       OF PERIOD     (LOSS)(c)      INVESTMENTS       OPERATIONS       INCOME        INVESTMENTS     DISTRIBUTIONS
------------       ---------    ----------      -----------       ----------     ----------      -----------     -------------
2005                $14.12        $ 0.28           $ 3.12            $ 3.40        $(0.27)         $(0.73)          $(1.00)
2004                 11.87          0.33             2.30              2.63         (0.33)          (0.05)           (0.38)
2003                 10.03          0.38             1.85              2.23         (0.39)             --            (0.39)
2002                  9.76          0.43             0.31              0.74         (0.47)             --            (0.47)
2001                  9.10          0.40             0.62              1.02         (0.36)             --            (0.36)

                                                                 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                              ------------------------------------------------------------------------------------
                                                                                          OPERATING        OPERATING
                                   NET                       NET                           EXPENSES        EXPENSES
                                  ASSET                    ASSETS,          NET             NET OF          BEFORE
                                 VALUE,                     END OF       INVESTMENT        WAIVERS/         WAIVERS/     PORTFOLIO
PERIOD ENDED       REDEMPTION    END OF        TOTAL        PERIOD         INCOME         REIMBURSE-       REIMBURSE-    TURNOVER
SEPTEMBER 30        FEES(c)      PERIOD       RETURN+     (IN 000'S)       (LOSS)          MENTS(a)         MENTS(b)        RATE
------------       ----------    ------       -------     ----------     ----------       ----------       ----------    ---------
2005                 $ 0.01      $16.53         24.9%      $16,182          1.83%            1.62%            2.40%         58%
2004                   0.00(d)    14.12         22.5        16,472          2.51             1.54             1.85          28
2003                     --       11.87         22.8        13,923          3.70             1.56             2.05          33
2002                     --       10.03          7.5         9,122          4.42             1.59             2.61          47
2001                     --        9.76         11.4         3,526          4.27             1.64             4.51          64

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.50% for each period.

(b)   During  the  period,   certain  fees  were   voluntarily   reduced  and/or
      reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c)   Per share data is calculated using the average shares outstanding method.

(d)   Amount represents less than $0.005 per share.



--------------------------------------------------------------------------------

                         WESTWOOD INTERMEDIATE BOND FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                              OPERATING PERFORMANCE                         DISTRIBUTIONS TO SHAREHOLDERS
                                   ------------------------------------------     ---------------------------------------------
                                                      NET
                                                   REALIZED
                     NET ASSET                        AND             TOTAL                           NET
                      VALUE,          NET       UNREALIZED GAIN       FROM           NET           REALIZED
PERIOD ENDED         BEGINNING     INVESTMENT      (LOSS) ON       INVESTMENT     INVESTMENT        GAIN ON          TOTAL
SEPTEMBER 30         OF PERIOD     INCOME(c)      INVESTMENTS      OPERATIONS       INCOME        INVESTMENTS    DISTRIBUTIONS
------------         ---------     ---------    ---------------    ----------     ----------      -----------    -------------
2005                   $11.18        $ 0.34         $(0.16)         $ 0.18          $(0.34)          $(0.09)        $(0.43)
2004                    11.31          0.33          (0.12)           0.21           (0.33)           (0.01)         (0.34)
2003                    11.30          0.31             --            0.31           (0.30)              --          (0.30)
2002                    10.82          0.45           0.48            0.93           (0.45)              --          (0.45)
2001                    10.08          0.51           0.74            1.25           (0.51)              --          (0.51)

                                                               RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                                ---------------------------------------------------------------------------
                                                                                        OPERATING    OPERATING
                                                                                        EXPENSES      EXPENSES
                                      NET                  NET ASSETS,                   NET OF        BEFORE
                                 ASSET VALUE,                 END OF        NET         WAIVERS/      WAIVERS/    PORTFOLIO
PERIOD ENDED        REDEMPTION      END OF       TOTAL        PERIOD     INVESTMENT    REIMBURSE-    REIMBURSE-   TURNOVER
SEPTEMBER 30          FEES(c)       PERIOD      RETURN+     (IN 000'S)     INCOME       MENTS(a)      MENTS(b)      RATE
------------        ----------   ------------   -------    -----------   ----------    ----------    ----------   ---------
2005                 $(0.00)(d)     $10.93         1.7%      $10,272        3.10%         1.04%         1.79%        33%
2004                   0.00(d)       11.18         2.0         9,553        2.97          1.02          1.76         32
2003                     --          11.31         2.8        12,174        2.70          1.06          1.57         73
2002                     --          11.30         8.9        15,157        4.06          1.05          1.69         46
2001                     --          10.82        12.7         8,140        4.90          1.07          2.02         77

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.00% for each period.

(b)   During  the  period,   certain  fees  were   voluntarily   reduced  and/or
      reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c)   Per share data is calculated using the average shares outstanding method.

(d)   Amount represents less than $0.005 per share.



--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Westwood Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940.We are managed by Gabelli Advisers, Inc., which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A WESTWOOD FUNDS CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Funds and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

--------------------------------------------------------------------------------

                               THE WESTWOOD FUNDS

                              WESTWOOD EQUITY FUND
                             WESTWOOD BALANCED FUND
                         WESTWOOD SMALLCAP EQUITY FUND
                         WESTWOOD MIGHTY MITES(SM) FUND
                              WESTWOOD INCOME FUND
                        WESTWOOD INTERMEDIATE BOND FUND
                                CLASS AAA SHARES

================================================================================

FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' semi-annual and audited annual reports to shareholders contain additional information on each of the Fund's investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

--------------------------------------------------------------------------------

 You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Funds by contacting:

                               The Westwood Funds
                              One Corporate Center
                            Rye, New York 10580-1422
                     Telephone: 800-GABELLI (800-422-3554)
                                www.gabelli.com

--------------------------------------------------------------------------------

You can review and/or copy the Funds' Prospectuses, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

      o     Free from the Funds' website at www.gabelli.com.

      o For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 202-942-8090.

      o Free from the EDGAR Database on the Commission's website at www.sec.gov.

(Investment Company Act File: Number 811-04719)

--------------------------------------------------------------------------------

                              THE WESTWOOD FUNDS
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                          800-GABELLI after 6:00 p.m.)

              ----------------------------------------------------
                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.
              ----------------------------------------------------

                               TABLE OF CONTENTS

INTRODUCTION ........................................................          2

INVESTMENT AND PERFORMANCE SUMMARY ..................................       2-24

INVESTMENT AND RISK INFORMATION .....................................      24-25


MANAGEMENT OF THE FUNDS .............................................      25-28
CLASSES OF SHARES ...................................................      28-33
PURCHASE OF SHARES ..................................................      33-36
REDEMPTION OF SHARES ................................................      36-38
EXCHANGE OF SHARES ..................................................      38-39
PRICING OF FUND SHARES ..............................................      39-40
DIVIDENDS AND DISTRIBUTIONS .........................................         40
TAX INFORMATION .....................................................         41
MAILINGS TO SHAREHOLDERS ............................................         41

FINANCIAL HIGHLIGHTS ................................................      42-47


THE
WESTWOOD
FUNDS

WESTWOOD EQUITY FUND
WESTWOOD BALANCED FUND
WESTWOOD SMALLCAP EQUITY FUND
WESTWOOD MIGHTY MITES(SM) FUND
WESTWOOD INCOME FUND
WESTWOOD INTERMEDIATE BOND FUND
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS I SHARES

PROSPECTUS

JANUARY 30, 2006

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                  INTRODUCTION

The Westwood Funds (the "Trust") currently consists of the following six separate investment portfolios (the "Funds"):

      o     Westwood Equity Fund (the "Equity Fund")

      o     Westwood Balanced Fund (the "Balanced Fund")

      o     Westwood SmallCap Equity Fund (the "SmallCap Equity Fund")

      o     Westwood Mighty Mites(SM) Fund (the "Mighty Mites Fund")

      o Westwood Income Fund (formerly known as the Westwood Realty Fund) (the "Income Fund")

      o     Westwood Intermediate Bond Fund (the "Intermediate Bond Fund")


This Prospectus describes Class A Shares, Class B Shares, Class C Shares, and Class I Shares of the Funds. Class A Shares were formerly known as Service Class Shares. Class B Shares of the Funds are currently not being offered except through exchange from Class B Shares of another Gabelli fund or to existing shareholders through the Funds' dividend reinvestment plan. Class I Shares are currently not being offered by the Funds. See "Purchase of Shares" below. Each Fund is advised by Gabelli Advisers, Inc. (the "Adviser") and each Fund, other than the Mighty Mites Fund, is sub-advised by Westwood Management Corporation (the "Sub-Adviser"). Each Fund's investment objective cannot be changed without shareholder approval.


                              WESTWOOD EQUITY FUND

INVESTMENT OBJECTIVE:

The Westwood Equity Fund seeks to provide capital appreciation. The Fund's secondary goal is to produce current income.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in common stocks and securities which may be converted into common stocks. The Fund invests in a portfolio of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years.


In selecting securities, the Sub-Adviser maintains a list of securities of issuers which it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if the Sub-Adviser's forecast for growth rates and earnings exceeds Wall Street expectations. The Sub-Adviser closely monitors the issuers and will sell a stock if the Sub-Adviser expects limited future price appreciation, there is a fundamental change that negatively impacts their growth assumptions, and/or the price of the stocks declines 15% in the first 45 days held. The Fund's risk characteristics, such as beta (a measure of volatility), are generally expected to be less than those of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"), the Fund's benchmark.


PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that may cause their prices to fluctuate. The Fund is also subject to the risk that the Sub-Adviser's judgments about above-average growth potential of



--------------------------------------------------------------------------------
2

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a particular company is incorrect and the perceived value of such company's stock is not realized by the market, or that the price of the Fund's portfolio securities will decline. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.


YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you seek growth of capital

      o you seek a fund with a growth orientation as part of your overall investment plan

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are seeking a high level of current income

      o     you are conservative in your investment approach

      o     you seek stability of principal more than growth of capital

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this Prospectus, is used to calculate performance for Class B and C Shares prior to their issuance. Class B Shares were issued on March 27, 2001 and Class C Shares were issued on February 13, 2001. Class I Shares have not yet been offered to the public. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years and ten years have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class B Shares and Class C Shares would have been lower than Class AAA performance due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


           WESTWOOD EQUITY FUND (FOR THE PERIODS ENDED DECEMBER 31)*

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


1996                    26.2%
1997                    29.3%
1998                    12.8%
1999                    14.3%
2000                    11.7%
2001                    (9.6)%
2002                   (18.4)%
2003                    22.1%
2004                    12.1%
2005                    13.5%



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*The bar chart above shows total returns for Class A Shares for the periods ended 1996 through 2005. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 15.53% (quarter ended June 30, 1997) and the lowest return for a quarter was (18.53)% (quarter ended September 30, 2002.

            AVERAGE ANNUAL TOTAL RETURNS
    (FOR THE PERIODS ENDED DECEMBER 31, 2005)       PAST ONE YEAR   PAST FIVE YEARS(1)   PAST TEN YEARS(1)
    -----------------------------------------       -------------   ------------------   -----------------
The Westwood Equity Fund
  Class A Shares**
    Return Before Taxes .......................           8.92%            1.90%                9.95%
    Return After Taxes on Distributions .......           8.86%            1.75%                8.71%
    Return After Taxes on Distributions
       and Sale of Fund Shares ................           5.89%            1.55%                8.16%
  Class B Shares**
    Return Before Taxes .......................           7.85%            1.91%               10.19%
  Class C Shares**
    Return Before Taxes .......................          11.91%            2.27%               10.18%
S&P 500 Index+ ................................           4.91%            0.54%                9.07%

----------
** Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge but do not reflect the higher expenses applicable to Class B and Class C Shares for the periods prior to their introduction.

+ The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The performance of the S&P 500 Index does not reflect any deduction for fees, expenses or taxes.

(1) The returns shown for Class B and Class C Shares prior to their actual inception dates are those of a class of shares of the Fund not offered in this Prospectus (the "AAA Class Shares"). Net of applicable sales charges and 12b-1 fees, the AAA Class Shares, the B Class Shares, and the C Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, annual returns of the B Class and C Class Shares would be lower than returns for AAA Class Shares because of their applicable sales charges and higher fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on each investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the difference in expenses.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                 CLASS A      CLASS B      CLASS C      CLASS I
                                                                 SHARES       SHARES       SHARES       SHARES
                                                                 ------       ------       ------       ------
SHAREHOLDER FEES
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .......................     4.00%(1)     None         None         None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price)(2) ..................     None(3)      5.00%(4)     1.00%(5)     None
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets):
Management Fees .............................................     1.00%        1.00%        1.00%        1.00%
Distribution and Service (Rule 12b-1) Expenses ..............     0.50%        1.00%        1.00%        None
Other Expenses ..............................................     0.26%        0.26%        0.26%        0.26%
                                                                  ----         ----         ----         ----
Total Annual Operating Expenses .............................     1.76%        2.26%        2.26%        1.26%
                                                                  ====         ====         ====         ====


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4

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----------
(1)   The sales charge declines as the amount invested increases.

(2) "Redemption Price" equals the net asset value at the time of investment or redemption, whichever is lower for Class A, Class B, and Class C Shares. Class I Shares have not yet been offered to the public and therefore Total Annual Operating Expenses for Class I Shares are based on estimated amounts for their current fiscal year.

(3) If no sales charge was paid at the time of purchase as part of an investment that is greater than $1,000,000, shares redeemed within 24 months of such purchase may be subject to a maximum deferred sales charge of 1.00%.

(4) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within 72 months after purchase.

(5) A maximum sales charge of 1.00% applies to redemptions of Class C Shares within 12 months after purchase.

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       1 YEAR    3 YEARS     5 YEARS    10 YEARS
                                       ------    -------     -------    --------

Class A Shares
- assuming redemption ............      $572      $  932      $1,316     $2,390
- assuming no redemption .........      $572      $  932      $1,316     $2,390
Class B Shares
- assuming redemption ............      $729      $1,006      $1,410     $2,470
- assuming no redemption .........      $229      $  706      $1,210     $2,470
Class C Shares
- assuming redemption ............      $329      $  706      $1,210     $2,595
- assuming no redemption .........      $229      $  706      $1,210     $2,595
Class I Shares
- assuming redemption ............      $128      $  400      $  692     $1,523
- assuming no redemption .........      $128      $  400      $  692     $1,523


                             WESTWOOD BALANCED FUND

INVESTMENT OBJECTIVE:

The Westwood Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests in a combination of equity and debt securities. The Fund is primarily equity-oriented, and uses a top down approach in seeking to provide equity-like returns but with lower volatility than a fully invested equity portfolio. The Sub-Adviser will typically invest 30% to 70% of the Fund's assets in equity securities and 70% to 30% in debt securities, and the balance of the Fund's assets in cash or cash equivalents. The actual mix of assets will vary depending on the Sub-Adviser's analysis of market and economic conditions.

The Fund invests in stocks of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years. The Sub-Adviser chooses stocks of seasoned companies with proven records and above-average earnings growth potential.

The debt securities held by the Fund are investment grade securities of corporate and government issuers and commercial paper and mortgage- and asset-backed securities. Investment grade debt securities are securities rated in one of the four highest ratings categories by a nationally recognized rating agency. There are no restrictions on the maximum or minimum maturity of any individual security that the Fund may invest in.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PRINCIPAL RISKS:

The Fund is subject to the risk that its allocations between equity and debt securities may underperform other allocations. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. The Fund is also subject to the risk that the Sub-Adviser's judgments about the above-average growth potential of a particular company is incorrect and the perceived value of such company's stock is not realized by the market, or that the price of the Fund's portfolio securities will decline. Investing in debt securities involves interest rate risk and credit risk. When interest rates rise, the value of the portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, investing in certain types of debt securities involves pre-payment risk. Pre-payment risk is the risk that the Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.


YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you seek both growth of capital and current income

      o you want participation in market growth with some emphasis on preserving assets in "down" markets

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you seek stability of principal more than growth of capital

      o     you seek an aggressive growth strategy

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index and other relevant indicies. The historical performance of Class AAA Shares, which are not offered in this Prospectus, was used to calculate performance for Class B and C Shares prior to their issuance. Class B Shares were issued on March 27, 2001 and Class C Shares were issued on September 25, 2001. Class I Shares have not yet been offered to the public. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years, and ten years have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class B Shares and Class C Shares would have been lower than Class AAA performance due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.



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6

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          WESTWOOD BALANCED FUND (FOR THE PERIODS ENDED DECEMBER 31)*

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


1996                    17.9%
1997                    22.2%
1998                    11.1%
1999                     7.5%
2000                    11.1%
2001                    (3.4)%
2002                    (7.3)%
2003                    14.1%
2004                     8.6%
2005                     9.0%

* The bar chart above shows total returns for Class A Shares for the periods ended 1996 through 2005. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 11.37% (quarter ended June 30, 1997) and the lowest return for a quarter was (9.76)% (quarter ended September 30, 2002).

             AVERAGE ANNUAL TOTAL RETURNS
       (FOR THE PERIODS ENDED DECEMBER 31, 2005)           PAST ONE YEAR   PAST FIVE YEARS(1)  PAST TEN YEARS(1)
       -----------------------------------------           -------------   ------------------  -----------------
The Westwood Balanced Fund
  Class A Shares**
    Return Before Taxes ..............................           4.58%           3.03%                 8.30%
    Return After Taxes on Distributions ..............           2.97%           1.97%                 6.94%
    Return After Taxes on Distributions
       and Sale of Fund Shares .......................           4.38%           1.98%                 6.05%
  Class B Shares**
    Return Before Taxes ..............................           3.44%           3.00%                 8.53%
  Class C Shares**
    Return Before Taxes ..............................           7.44%           3.44%                 8.57%
S&P 500 Index+ .......................................           4.91%           0.54%                 9.07%
Lehman Brothers Government/
  Corporate Bond Index+ ..............................           2.37%           6.11%                 6.17%
60% S&P 500 Stock Index and
  40% Lehman Brothers
Government/Corporate Bond Index+ .....................           3.89%           2.77%                 7.19%

----------
** Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge but do not reflect the higher expenses applicable to Class B and Class C Shares for the periods prior to their introduction.

+ The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index of prices of U.S. government and corporate bonds with not less than one year to maturity. The performance of the indices does not reflect any deduction for fees, expenses or taxes.

(1) The returns shown for Class B and Class C Shares prior to their actual inception dates are those of a class of shares of the Fund not offered in this Prospectus (the "AAA Class Shares"). Net of applicable sales charges and 12b-1 fees, the AAA Class Shares, the B Class Shares, and the C Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, annual returns of the B Class and C Class Shares would be lower than returns for AAA Class Shares because of their applicable sales charges and higher fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on each investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the difference in expenses.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                               CLASS A       CLASS B      CLASS C       CLASS I
                                                               SHARES        SHARES       SHARES        SHARES
                                                               ------        ------       ------        ------
SHAREHOLDER FEES
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ....................      4.00%(1)      None          None          None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price)(2) ...............     None(3)        5.00%(4)      1.00%(5)      None
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets):
Management Fees ..........................................      0.75%         0.75%         0.75%         0.75%
Distribution and Service (Rule 12b-1) Expenses ...........      0.50%         1.00%         1.00%         None
Other Expenses ...........................................      0.25%         0.25%         0.25%         0.25%
                                                               -----         -----         -----         -----
Total Annual Operating Expenses ..........................      1.50%         2.00%         2.00%         1.00%
                                                               =====         =====         =====         =====

----------
(1)   The sales charge declines as the amount invested increases.


(2) "Redemption Price" equals the net asset value at the time of investment or redemption, whichever is lower for Class A, Class B, and Class C Shares. Class I Shares have not yet been offered to the public and therefore Total Annual Operating Expenses for Class I Shares are based on estimated amounts for their current fiscal year.


(3) If no sales charge was paid at the time of purchase as part of an investment that is greater than $1,000,000, shares redeemed within 24 months of such purchase may be subject to a maximum deferred sales charge of 1.00%.

(4) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within 72 months after purchase. (5) A maximum sales charge of 1.00% applies to redemptions of Class C Shares within 12 months after purchase.

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    ------   -------   -------   --------
Class A Shares
- assuming redemption ..........................     $547     $855     $1,186     $2,119
- assuming no redemption .......................     $547     $855     $1,186     $2,119
Class B Shares
- assuming redemption ..........................     $703     $927     $1,278     $2,199
- assuming no redemption .......................     $203     $627     $1,078     $2,199
Class C Shares
- assuming redemption ..........................     $303     $627     $1,078     $2,327
- assuming no redemption .......................     $203     $627     $1,078     $2,327
Class I Shares
- assuming redemption ..........................     $102     $318     $  552     $1,225
- assuming no redemption .......................     $102     $318     $  552     $1,225



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8

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                          WESTWOOD SMALLCAP EQUITY FUND

INVESTMENT OBJECTIVE:

The  Westwood   SmallCap  Equity  Fund  seeks  to  provide   long-term   capital
appreciation by investing primarily in smaller capitalization equity securities.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of borrowings for investment purposes) in a portfolio of common stocks of smaller companies.These smaller companies have a market capitalization (defined as shares outstanding times current market price) of between $100 million and $2.5 billion at the time of the Fund's initial investment. In selecting securities for the Fund, the Sub-Adviser considers companies which offer:

      o     an increasing return on equity

      o     a low debt/equity ratio

      o recent earnings surprises that may mark the beginning of a trend towards improved returns and profitability particularly when these trends have not been fully reflected in consensus earnings estimates

      o current market valuation that is significantly below proprietary valuation estimates

Frequently smaller capitalization companies exhibit one or more of the following traits:

      o     new products or technologies

      o     new distribution methods

      o rapid changes in industry conditions due to regulatory or other developments

      o changes in management or similar characteristics that may result in expected growth in earnings

The Fund may invest in relatively new or unseasoned companies, which are in their early stages of development, or small companies in new and emerging industries.

The Sub-Adviser closely monitors the issuers and will sell a stock if the stock achieves its price objective and has limited further potential for price increase, the forecasted price/earnings ratio exceeds the future forecasted growth rate and/or the issuer suffers a negative change in its fundamental outlook.


Because smaller growth companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may initially overlook favorable trends in particular smaller companies, and then will adjust its valuation more quickly once these trends are recognized. Smaller companies may also be more subject to a valuation catalyst (such as increased investor attention, takeover efforts or a change in management) than larger companies.


PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Investment in small capitalization stocks may be subject to more abrupt or erratic movements in price than investment in medium and large capitalization stocks. The Fund is also subject to the risk that the Sub-Adviser's judgments about above-average growth potential of a particular company is incorrect and that the perceived value of such company's stock is not realized by the market, or that the price of the Fund's portfolio securities will decline. The greater price volatility of small capitalization stocks may result from the fact that there may be less market liquidity, less information publicly available or fewer investors who monitor the activities of these companies. The Fund is also subject to the risk that small capitalization stocks fall out of favor generally with investors.Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.



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--------------------------------------------------------------------------------

YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you seek long-term growth of capital

      o you seek investments in small capitalization growth stocks as part of your overall investment strategy

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are seeking a high level of current income

      o     you  are  conservative  in  your  investment  approach

      o     you seek stability of principal more than growth of capital

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years, and since inception compare to those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this Prospectus, is used to calculate performance for Class A, B, and C Shares prior to their issuance. Class A and Class C Shares were issued on November 26, 2001 and Class B Shares were issued on March 27, 2001. Class I Shares have not yet been offered to the public. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years, and since inception have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class A Shares, Class B Shares, and Class C Shares would have been lower than Class AAA performance due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


       WESTWOOD SMALLCAP EQUITY FUND (FOR THE PERIODS ENDED DECEMBER 31)*

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


1998                    10.6%
1999                    52.5%
2000                    (9.4)%
2001                   (22.3)%
2002                   (29.8)%
2003                    23.9%
2004                    14.1%
2005                     9.3%



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10

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*The bar chart above shows total returns for Class AAA Shares for the periods ended 1998 through 2001 and total returns for Class A Shares for the periods ended 2002 (the first full calendar year that Class A Shares were offered) through 2005. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 28.71% (quarter ended December 31, 1998) and the lowest return for a quarter was (23.42)% (quarter ended March 31, 2001).

                AVERAGE ANNUAL TOTAL RETURNS                                                            SINCE
        (FOR THE PERIODS ENDED DECEMBER 31, 2005)               PAST ONE YEAR  PAST FIVE YEARS(1)  APRIL 15, 1997*(1)
        -----------------------------------------               -------------  ------------------  ------------------
The Westwood SmallCap Equity Fund
Class A Shares**
   Return Before Taxes ...................................           4.96%           (4.16)%             6.38%
   Return After Taxes on Distributions ...................           4.96%           (4.16)%             4.77%
   Return After Taxes on Distributions and Sale of
      Fund Shares ........................................           3.23%           (3.49)%             4.71%
Class B Shares**
   Return Before Taxes ...................................           3.78%           (4.33)%             6.52%
Class C Shares**
   Return Before Taxes ...................................           5.61%           (4.05)%             6.45%
Russell 2000 Index+ ......................................           4.55%            8.22%              9.58%

----------
* From April 15, 1997, the date that the Fund commenced investment operations.

** Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge but do not reflect the higher expenses applicable to Class B and Class C Shares for the periods prior to their introduction.

+ The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000 Index, which contains the 3000 largest stocks in the U.S. based on total market capitalization.The performance of the Russell 2000 Index does not reflect any deduction for fees, expenses or taxes.

(1) The returns shown for Class B and Class C Shares prior to their actual inception dates are those of a class of shares of the Fund not offered in this Prospectus (the "AAA Class Shares"). Net of applicable sales charges and 12b-1 fees, the AAA Class Shares, the B Class Shares, and the C Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, annual returns of the B Class and C Class Shares would be lower than returns for AAA Class Shares because of their applicable sales charges and higher fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on each investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the difference in expenses.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                        CLASS A     CLASS B       CLASS C     CLASS I
                                                                        SHARES      SHARES        SHARES       SHARES
                                                                        ------      ------        ------       ------
SHAREHOLDER FEES
(fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .............................     4.00%(1)     None         None         None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price)(2) ........................     None(3)      5.00%(4)     1.00%(5)     None
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets):
Management Fees ...................................................     1.00%        1.00%        1.00%        1.00%
Distribution and Service (Rule 12b-1)  ............................     0.50%        1.00%        1.00%        None
Expenses
Other Expenses(6) .................................................     1.19%        1.17%        0.73%        1.12%
                                                                        ----         ----         ----         ----


--------------------------------------------------------------------------------

Total Annual Operating Expenses ...................................     2.69%        3.17%        2.73%        2.12%
  Less Fee Waiver, Expense Reimbursement and Custodian Fee
  Credit(6) .......................................................     0.94%        0.92%        0.48%        0.87%
                                                                        ----         ----         ----         ----
Net Annual Operating Expenses(6) ..................................     1.75%        2.25%        2.25%        1.25%
                                                                        ====         ====         ====         ====

---------------
(1)   The sales charge declines as the amount invested increases.

(2) "Redemption Price" equals the net asset value at the time of investment or redemption, whichever is lower for Class A, Class B, and Class C Shares. Class I Shares have not yet been offered to the public and therefore Total Annual Operating Expenses for Class I Shares are based on estimated amounts for their current fiscal year.

(3) If no sales charge was paid at the time of purchase as part of an investment that is greater than $1,000,000, shares redeemed within 24 months of such purchase may be subject to a maximum deferred sales charge of 1.00%.

(4) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within 72 months after purchase.

(5) A maximum sales charge of 1.00% applies to redemptions of Class C Shares within 12 months after purchase.

(6) The Adviser contractually has agreed to waive its investment advisory fees and/or to reimburse the Fund to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes, and extraordinary expenses) at no more than 1.75% for Class A Shares, 2.25% for Class B Shares, 2.25% for Class C Shares, and 1.25% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least September 30, 2006. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.75%, 2.25%, 2.25%, and 1.25% on an annualized basis for Class A, B, C, and I Shares, respectively.


EXPENSE EXAMPLE:


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                         1 YEAR    3 YEARS     5 YEARS   10 YEARS
                                                         ------    -------     -------   --------
Class A Shares
- assuming redemption ................................     $571     $1,116     $1,688     $3,235
- assuming no redemption .............................     $571     $1,116     $1,688     $3,235
Class B Shares
- assuming redemption ................................     $728     $1,192     $1,779     $3,301
- assuming no redemption .............................     $228     $  892     $1,579     $3,301
Class C Shares
- assuming redemption ................................     $328     $  802     $1,402     $3,026
- assuming no redemption .............................     $228     $  802     $1,402     $3,026
Class I Shares
- assuming redemption ................................     $127     $  580     $1,059     $2,383
- assuming no redemption .............................     $127     $  580     $1,059     $2,383


                         WESTWOOD MIGHTY MITES(SM) FUND

INVESTMENT OBJECTIVE:

The  Westwood  Mighty  Mites(SM)  Fund  seeks  to  provide   long-term   capital
appreciation by investing primarily in micro-capitalization equity securities.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund primarily invests in common stocks of smaller companies that have a market capitalization (defined as shares outstanding times current market price) of $300 million or less at the time of the Fund's initial investment. These companies are called micro-cap companies.

The Fund focuses on micro-capitalization companies which appear to be underpriced relative to their "private market value." Private market value is the value the Adviser believes informed investors would be willing to pay to acquire a company.


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------

In selecting stocks, the Adviser attempts to identify companies that:

      o     have above-average sales and earnings growth prospects

      o have improving balance sheet fundamentals given the current status of economic and business cycles

      o     are undervalued and may  significantly  appreciate due to management
            changes,  stock  acquisitions,   mergers,  reorganizations,   tender
            offers, spin-offs, or other significant events

      o     have new or unique  products,  new or  expanding  markets,  changing
            competitive  or  regulatory  climates,   or  undervalued  assets  or
            franchises


The Adviser also considers the stocks' prices and the issuers' balance sheet characteristics, and strength of management.


Micro-cap companies may also be new or unseasoned companies which are in their very early stages of development. Micro-cap companies can also be engaged in new and emerging industries.

Micro-cap companies are generally not well-known to investors and have less of an investor following than larger companies. The Adviser will attempt to capitalize on the lack of analyst attention to micro-cap stocks and the inefficiency of the micro-cap market.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that cause their prices to fluctuate. The Fund is also subject to the risk that investment in micro-capitalization stocks may be subject to more abrupt or erratic movements in price than investment in small, medium, and large-capitalization stocks. The Fund is also subject to the risk that the Adviser's judgments about above-average growth potential of a particular company is incorrect and that the perceived value of such company's stock is not realized by the market, or that the price of the Fund's portfolio securities will decline. The greater price volatility of small capitalization stocks may result from the fact that there may be less market liquidity, less information publicly available or fewer investors who monitor the activities of these companies. The Fund is also subject to the risk that micro-capitalization stocks fall out of favor generally with investors. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.


YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you seek long-term growth of capital

      o you seek an exposure to the micro-capitalization market segment despite the potential volatility of micro-capitalization stocks

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are seeking a high level of current income

      o     you are conservative in your investment approach

      o     you seek stability of principal more than growth of capital


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years, and since inception compare to those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this Prospectus, is used to calculate performance for Class A, B, and C Shares prior to their issuance. Class A Shares were issued on June 15, 2000; Class B Shares were issued on June 6, 2001; and Class C Shares were issued on August 3, 2001. Class I Shares have not yet been offered to the public. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for the past one year, five years, and since inception have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class A Shares, Class B Shares, and Class C Shares would have been lower than Class AAA performance due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


       WESTWOOD MIGHTY MITES(SM) FUND (FOR THE PERIOD ENDED DECEMBER 31)*

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


1999                    36.4%
2000                     3.5%
2001                     6.2%
2002                    (0.9)%
2003                    25.6%
2004                    18.4%
2005                     6.9%

*The bar chart above shows total returns for Class AAA Shares for the periods ended 1999 through 2000 and the total return for Class A Shares for the periods ended 2001 (the first full calendar year that Class A Shares were offered) through 2005. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 17.87% (quarter ended June 30, 1999) and the lowest return for a quarter was (9.56)% (quarter ended September 30, 2001).



--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------


            AVERAGE ANNUAL TOTAL RETURNS                                                              SINCE
     (FOR THE PERIODS ENDED DECEMBER 31, 2005)             PAST ONE YEAR   PAST FIVE YEARS(1)    MAY 11, 1998*(1)
     -----------------------------------------             -------------   ------------------    ----------------
The Westwood Mighty Mites(SM) Fund
  Class A Shares **
    Return Before Taxes .........................               2.64%               9.94%             12.83%
    Return After Taxes on Distributions .........               0.12%               8.76%             10.18%
    Return After Taxes on Distributions
     and Sale of Fund Shares ....................               3.91%               7.98%              9.51%
  Class B Shares **
    Return Before Taxes .........................               1.40%              10.03%             13.09%
  Class C Shares **
    Return Before Taxes .........................               5.36%              10.32%             13.10%
Russell 2000 Index+ .............................               4.55%               8.22%              5.88%

-----------------------
*     From May 11, 1998, the date that the Fund commenced investment operations.

** Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge but does not reflect the higher expenses applicable to Class B and Class C Shares for the periods prior to their introduction.

+ The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000 Index, which contains the 3000 largest stocks in the U.S. based on total market capitalization. The performance of the Russell 2000 Index does not reflect any deduction for fees, expenses or taxes.

(1) The returns shown for Class B and Class C Shares prior to their actual inception dates are those of a class of shares of the Fund not offered in this Prospectus (the "AAA Class Shares"). Net of applicable sales charges and 12b-1 fees, the AAA Class Shares, the B Class Shares and the C Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, annual returns of the B Class and C Class Shares would be lower than returns for Class AAA Shares because of their applicable sales charges and higher fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on each investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the difference in expenses.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                         CLASS A     CLASS B      CLASS C      CLASS I
                                                                         SHARES      SHARES       SHARES       SHARES
                                                                         ------      ------       ------       ------
SHAREHOLDER FEES
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ..............................     4.00%(1)     None         None         None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price)(2) .........................     None(3)      5.00%(4)     1.00%(5)     None
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets):
Management Fees ....................................................     1.00%        1.00%        1.00%        1.00%
Distribution and Service (Rule 12b-1)  .............................     0.50%        1.00%        1.00%        None
Expenses
Other Expenses .....................................................     0.50%        0.49%        0.49%        0.49%
                                                                         ----         ----         ----         ----
Total Annual Operating Expenses ....................................     2.00%        2.49%        2.49%        1.49%
                                                                         ====         ====         ====         ====
REDEMPTION FEE
  (as a percentage of amount redeemed for shares held 7 days or
  less payable to the Fund) ........................................     2.00%        2.00%        2.00%        2.00%

----------
(1)   The sales charge declines as the amount invested increases.

(2) "Redemption Price" equals the net asset value at the time of investment or redemption, whichever is lower for Class A, Class B, and Class C Shares. Class I Shares have not yet been offered to the public and therefore Total Annual Operating Expenses for Class I Shares are based on estimated amounts for their current fiscal year.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(3) If no sales charge was paid at the time of purchase as part of an investment that is greater than $1,000,000, shares redeemed within 24 months of such purchase may be subject to a maximum deferred sales charge of 1.00%.

(4) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within 72 months after purchase.

(5) A maximum sales charge of 1.00% applies to redemptions of Class C Shares within 12 months after purchase.

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                       ------     -------    -------    --------

Class A Shares
- assuming redemption ............      $595      $1,002      $1,435      $2,634
- assuming no redemption .........      $595      $1,002      $1,435      $2,634
Class B Shares
- assuming redemption ............      $752      $1,076      $1,526      $2,706
- assuming no redemption .........      $252      $  776      $1,326      $2,706
Class C Shares
- assuming redemption ............      $352      $  776      $1,326      $2,826
- assuming no redemption .........      $252      $  776      $1,326      $2,826
Class I Shares
- assuming redemption ............      $152      $  471      $  813      $1,779
- assuming no redemption .........      $152      $  471      $  813      $1,779


                              WESTWOOD INCOME FUND

At a special meeting of the Fund's shareholders held on June 24, 2005, changes to the Fund's investment objective were approved and became effective July 18, 2005. Also, effective July 18, 2005, the Fund's name was changed from the "Westwood Realty Fund" to the "Westwood Income Fund," and the Fund's principal investment policies, strategies, and risks were changed to reflect a reorientation of the Fund to an income oriented strategy that emphasizes high current income over capital appreciation and permits the Fund to invest a significant portion of its assets in various types of income producing equity and fixed income securities, in addition to real estate investment trusts ("REITs").


INVESTMENT OBJECTIVE:

The Westwood Income Fund seeks to provide a high level of current income as well as long-term capital appreciation. It invests primarily in income-producing equity and fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets (which includes, for the purposes of this test, the amount of any borrowings for investment purposes) in dividend-paying and/or interest bearing securities. The Fund's investments include dividend-paying common stocks, preferred stocks, convertible preferred stocks, selected debt instruments, publicly traded REITs, master limited partnerships, royalty trusts, money market instruments, and other income producing securities.



--------------------------------------------------------------------------------
16

The Sub-Adviser invests in companies with strong and improving cash flow sufficient to support a healthy or rising level of income. It uses proprietary, fundamental research to find appropriate securities for purchase. Securities considered for purchase have:

      o attractive fundamentals and valuations based on the Sub-Adviser's internal research

      o     issuers with strong management teams and/or

      o     issuers with good balance sheet fundamentals


The Sub-Adviser will consider selling a security if fundamentals become unfavorable within the issuer's internal operations or industry, there is limited growth opportunity, the issuer is at risk of losing its competitive edge, the issuer is serving markets with slowing growth, and/or the level of income produced becomes unattractive or unsustainable.


PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities and changes in prevailing interest rates. Stocks are subject to market, economic and business risks that may cause their prices to fluctuate and may affect a company's cash flow such that it is not sufficient to pay the indicated dividend. The Fund is also subject to the risk that the Sub-Adviser's judgments about above-average growth potential of a particular company is incorrect and that the perceived value of such company's stock is not realized by the market, or that the price of the Fund's portfolio securities will decline. Equity securities, including common and preferred stock as well as master limited partnership units, with higher current yields than equity securities, in general, may be more sensitive to fluctuations in prevailing interest rates. Investing in debt securities involves interest rate and credit risks. When interest rates rise, the value of the portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. Investing in certain types of debt securities involves pre-payment risk. Pre-payment risk is the risk that the Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. To the extent that the Fund's portfolio is invested in REITs, the Fund is also subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate due to general and local economic conditions, overbuilding or under-supply, changes in zoning and other laws, and a number of other factors. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.


YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you seek a high level of current income as well as growth of capital

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are conservative in your investment approach

      o     you seek growth of capital more than current income


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns of one year, five years, and since inception compare to those of a broad-based securities market index, as well as other indices. The bar chart and table primarily reflect the Fund's performance achieved prior to the changes in the Fund's investment objective and policies discussed above. This performance may not be indicative of the Fund's performance under the revised objective and policies. The historical performance of Class AAA Shares, which are not offered in this Prospectus, is used to calculate performance for Class A, B, and C Shares prior to their issuance. Class A Shares were issued on May 9, 2001 and Class B, and Class C Shares were issued on November 26, 2001. Class I Shares have not yet been offered to the public. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years, and since inception have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class A Shares, Class B Shares, and Class C Shares would have been lower than Class AAA performance due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


            WESTWOOD INCOME FUND (FOR THE PERIODS ENDED DECEMBER 31)*

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


1998                   (15.2)%
1999                   (2.70)%
2000                    27.3%
2001                    11.4%
2002                     3.6%
2003                    33.1%
2004                    26.7%
2005                     6.3%

*The bar chart above shows total returns for Class AAA Shares for the periods ended 1998 through 2001 and total returns for Class A Shares for the periods ended 2002 (the first full calendar year that Class A Shares were offered) through 2005. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 13.15% (quarter ended December 31, 2004) and the lowest return for a quarter was (10.29)% (quarter ended September 30, 1998).



--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------


                AVERAGE ANNUAL TOTAL RETURNS                                                                 SINCE
        (FOR THE PERIODS ENDED DECEMBER 31, 2005)            PAST ONE YEAR      PAST FIVE YEARS(1)   SEPTEMBER 30, 1997*(1)
        -----------------------------------------            -------------      ------------------   ----------------------
The Westwood Income Fund
   Class A Shares**
      Return Before Taxes ..........................               2.05%               14.71%                 9.86%
      Return After Taxes on Distributions ..........              (3.92)%              12.26%                 7.66%
      Return After Taxes on Distributions
        and Sale of Fund Shares ....................               6.65%               11.86%                 7.50%
   Class B Shares**
      Return Before Taxes ..........................               0.70%               15.13%                10.24%
   Class C Shares**
      Return Before Taxes ..........................               4.77%               15.49%                10.32%
Blended Index*** ...................................               6.67%                8.87%                 7.98%
10 Year Treasury Notes Index .......................               1.99%                5.29%                 5.88%
3 Month Treasury Bill Index ........................               3.07%                2.34%                 3.53%
S&P 500 Index ......................................               4.91%                0.54%                 5.00%
NAREIT Composite REIT Index + ......................              12.16%               19.08%                11.31%
Russell 2000 Index + ...............................               4.55%                8.22%                 6.22%

----------
* From September 30, 1997, the date that the Fund commenced investment operations.

** Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge but do not reflect the higher expenses applicable to Class B and Class C Shares for the periods prior to their introduction.

*** Please note that the Blended Index consists of a 25% blend of each of the 10 Year Treasury Notes Index, the 3 Month Treasury Bill Index, the S&P 500 Index, and the NAREIT Composite REIT Index.

+ As noted earlier, effective July 18, 2005, the changes to the Fund's investment objective and principal investment policies became effective reflecting a reorientation of the Fund to an income-oriented strategy. For purposes of this prospectus, we have included both the Fund's old broad based benchmark - the Russell 2000 Index - and its new broad based benchmark - the 10 Year Treasury Notes Index. Going forward, we will show the Fund's performance against the 10 Year Treasury Notes Index, rather than the Russell 2000 Index, as the Russell 2000 Index is no longer an appropriate benchmark given the Fund's revised investment objective and policies. In addition, we show the Fund's performance against the Blended Index, which is a more appropriate index against which to measure the Fund's performance, given the Fund's revised investment objective and policies. We also show the individual components of the Blended Index. The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000, which contains the 3000 largest stocks in the U.S. based on total market capitalization. The NAREIT Composite REIT Index is a market capitalization weighted unmanaged index of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the National Association of Securities Dealers Automated Quotations, Inc. which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.The performance of the indices does not reflect any deduction for fees, expenses or taxes.

(1) The returns shown for Class B and Class C Shares prior to their actual inception dates are those of a class of shares of the Fund not offered in this Prospectus (the "AAA Class Shares"). Net of applicable sales charges and 12b-1 fees, the AAA Class Shares, the B Class Shares and the C Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, annual returns of the B Class and C Class Shares would be lower than returns for Class AAA Shares because of their applicable sales charges and higher fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on each investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the difference in expenses.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                       CLASS A      CLASS B      CLASS C      CLASS I
                                                                       SHARES       SHARES       SHARES       SHARES
                                                                       ------       ------       ------       ------
SHAREHOLDER FEES
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .............................    4.00%(1)      None          None        None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price)(2) ........................    None(3)       5.00%(4)      1.00%(5)    None


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                                                 CLASS A     CLASS B      CLASS C      CLASS I
                                                                 SHARES      SHARES       SHARES        SHARES
                                                                 ------      ------       ------        ------
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets):
Management Fees ..........................................        1.00%        1.00%        1.00%        1.00%
Distribution and Service (Rule 12b-1) Expenses ...........        0.50%        1.00%        1.00%        None
Other Expenses(6) ........................................        1.53%        1.18%        1.41%        1.15%
                                                                 -----        -----        -----        -----
Total Annual Operating Expenses ..........................        3.03%        3.18%        3.41%        2.15%
  Less Fee Waiver, Expense Reimbursement and Custodian Fee
  Credit(6) ..............................................        1.28%        0.93%        1.16%        0.90%
                                                                 -----        -----        -----        -----
Net Annual Operating Expenses(6) .........................        1.75%        2.25%        2.25%        1.25%
                                                                 =====        =====        =====        =====

----------
(1)   The sales charge declines as the amount invested increases.

(2) "Redemption Price" equals the net asset value at the time of investment or redemption, whichever is lower for Class A, Class B, and Class C Shares. Class I Shares have not yet been offered to the public and therefore Total Annual Operating Expenses for Class I Shares are based on estimated amounts for their current fiscal year.

(3) If no sales charge was paid at the time of purchase as part of an investment that is greater than $1,000,000, shares redeemed within 24 months of such purchase may be subject to a maximum deferred sales charge of 1.00%.

(4) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within 72 months after purchase.

(5) A maximum sales charge of 1.00% applies to redemptions of Class C Shares within 12 months after purchase.

(6) The Adviser contractually has agreed to waive its investment advisory fees and/or to reimburse the Fund to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes, and extraordinary expenses) at no more than 1.75% for Class A Shares, 2.25% for Class B Shares, 2.25% for Class C Shares, and 1.25% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least September 30, 2006. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.75%, 2.25%, 2.25%, and 1.25% on an annualized basis for Class A, B, C, and I Shares, respectively.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 YEAR     3 YEARS     5 YEARS    10 YEARS
                                      ------     -------     -------    --------
Class A Shares
- assuming redemption ............      $571      $1,183      $1,820     $3,526
- assuming no redemption .........      $571      $1,183      $1,820     $3,526
Class B Shares
- assuming redemption ............      $728      $1,194      $1,783     $3,386
- assuming no redemption .........      $228      $  894      $1,583     $3,386
Class C Shares
- assuming redemption ............      $328      $  940      $1,675     $3,616
- assuming no redemption .........      $228      $  940      $1,675     $3,616
Class I Shares
- assuming redemption ............      $127      $  586      $1,072     $2,412
- assuming no redemption .........      $127      $  586      $1,072     $2,412


                         WESTWOOD INTERMEDIATE BOND FUND

INVESTMENT OBJECTIVE:

The Westwood Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in bonds of various types and


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with various maturities. The Fund focuses on investment grade bonds of domestic corporations and governments. Investment grade debt securities are securities rated in the four highest ratings categories by a nationally recognized rating agency.


Although there are no restrictions on the maximum or minimum maturity of any individual security that the Fund may invest in, generally the Fund will have a dollar weighted average maturity of three to ten years. The Fund may also invest in other types of investment grade debt securities, including debentures, notes, convertible debt securities, municipal securities, mortgage-related securities, and certain collateralized and asset-backed securities. The Fund will seek to maintain an average rating of AA or better by Standard & Poor's Rating Services, a division of McGraw-Hill Companies, or comparable quality for the securities in its portfolio.


In selecting securities for the Fund, the Sub-Adviser focuses both on the fundamentals of particular issuers and yield curve positioning. The Sub-Adviser seeks to earn risk-adjusted returns superior to those of the Lehman Brothers Government/Corporate Bond Index over time. The Sub-Adviser invests 80% to 100% of the Fund's assets in debt securities and the remainder in cash or cash equivalents.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in prevailing interest rates and the market value of the Fund's portfolio securities. When interest rates rise, the value of the portfolio's securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. Investing in certain types of debt securities involves pre-payment risk. Pre-payment risk is the risk that the Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. To the extent that the Fund's portfolio is invested in cash, if interest rates decline, the Fund may lose the opportunity to benefit from a probable increase in debt securities valuations. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o you are seeking current income consistent with the maintenance of principal and liquidity

      o     you are conservative in your investment approach

      o you are seeking exposure to investment grade bonds as part of your overall investment strategy

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you seek growth of capital

      o     you seek stability of principal more than total return

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this Prospectus, is used to calculate performance for Class B and C Shares prior to their issuance. Class A Shares were issued on July 26, 2001; Class B were issued on March 27, 2001; and Class C Shares were issued on October 22, 2001. Class I Shares have not yet been offered to the public. All the classes of the Fund's shares are



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invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years, and ten years have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


      WESTWOOD INTERMEDIATE BOND FUND (FOR THE PERIODS ENDED DECEMBER 31)*

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


1996                     3.7%
1997                    10.7%
1998                     6.6%
1999                    (2.4)%
2000                    11.7%
2001                     7.4%
2002                    10.0%
2003                     1.2%
2004                     2.9%
2005                     1.7%

*The bar chart above shows total returns for Class AAA Shares for the periods ended 1996 through 2001 and total returns for Class A Shares for the period ended 2002 (the first full calendar year that Class A Shares were offered) through 2005. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 5.58% (quarter ended September 30, 2002) and the lowest return for a quarter was (2.65)% (quarter ended June 30, 2004).

             AVERAGE ANNUAL TOTAL RETURNS
      (FOR THE PERIODS ENDED DECEMBER 31, 2005)            PAST ONE YEAR    PAST FIVE YEARS(1)  PAST TEN YEARS(1)
      -----------------------------------------            -------------    ------------------  -----------------
The Westwood Intermediate Bond Fund
  Class A Shares**
    Return Before Taxes ............................           (2.34)%            3.77%               4.83%
    Return After Taxes on Distributions ............           (3.48)%            2.52%               3.29%
    Return After Taxes on Distributions
       and Sale of Fund Shares .....................           (1.54)%            2.51%               3.26%
  Class B Shares**
    Return Before Taxes ............................           (3.93)%            3.56%               4.92%
  Class C Shares**
    Return Before Taxes ............................            0.49%             4.17%               5.04%
Lehman Brothers Government/
  Corporate Bond Index+ ............................            2.37%             6.11%               6.17%

----------
** Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge but do not reflect the higher expenses applicable to Class B and Class C Shares for the periods prior to their introduction.

+ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index of prices of U.S. government and corporate bonds with not less than one year to maturity.The performance of the Lehman Brothers Government/Corporate Bond Index does not reflect any deduction for fees, expenses or taxes.



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(1) The returns shown for Class B and Class C Shares prior to their inception dates are those of a class of shares of the Fund not offered in this Prospectus (the "AAA Class Shares"). Net of applicable sales charges and 12b-1 fees, the AAA Class Shares, the B Class Shares, and the C Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, annual returns of the B Class and C Class Shares would be lower than returns for AAA Class Shares because of their applicable sales charges and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on each investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the difference in expenses.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                           CLASS A      CLASS B      CLASS C     CLASS I
                                                                           SHARES        SHARES       SHARES     SHARES
                                                                           ------        ------       ------     ------
SHAREHOLDER FEES
   (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price) .............................       4.00%(1)       None        None        None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption price)(2) ........................       None(3)        5.00%(4)    1.00%(5)    None
ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets):
Management Fees ....................................................       0.60%          0.60%       0.60%       0.60%
Distribution and Service (Rule 12b-1) Expenses .....................       0.35%          1.00%       1.00%       None
Other Expenses(6) ..................................................       0.93%          0.93%       1.30%       0.94%
                                                                           ----           ----        ----        ----
Total Annual Operating Expenses ....................................       1.88%          2.53%       2.90%       1.54%
Less Fee Waiver, Expense Reimbursement and Custodian Fee
   Credit(6) .......................................................       0.78%          0.78%       1.15%       0.79%
                                                                           ----           ----        ----        ----
Net Annual Operating Expenses(6) ...................................       1.10%          1.75%       1.75%       0.75%
                                                                           ====           ====        ====        ====

----------
(1)   The sales charge declines as the amount invested increases.

(2) "Redemption Price" equals the net asset value at the time of investment or redemption, whichever is lower for Class A, Class B, and Class C Shares. Class I Shares have not yet been offered to the public and therefore Total Annual Operating Expenses for Class I Shares are based on estimated amounts for their current fiscal year.

(3) If no sales charge was paid at the time of purchase as part of an investment that is greater than $1,000,000, shares redeemed within 24 months of such purchase may be subject to a maximum deferred sales charge of 1.00%.

(4) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within 72 months after purchase.

(5) A maximum sales charge of 1.00% applies to redemptions of Class C Shares within 12 months after purchase.

(6) The Adviser contractually has agreed to waive its investment advisory fees and/or to reimburse the Fund to the extent necessary to maintain the Total Annual Operating Expenses (excluding brokerage, interest, taxes, and extraordinary expenses) at no more than 1.10% for Class A Shares, 1.75% for Class B Shares, 1.75% for Class C Shares, and 0.75% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least September 30, 2006. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 1.10%, 1.75%, 1.75%, and 0.75% on an annualized basis for Class A, B, C, and I Shares, respectively.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



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                                       1 YEAR    3 YEARS     5 YEARS    10 YEARS
                                       ------    -------     -------    --------
Class A Shares
- assuming redemption ............      $508      $  894      $1,306     $2,452
- assuming no redemption .........      $508      $  894      $1,306     $2,452
Class B Shares
- assuming redemption ............      $678      $1,013      $1,475     $2,647
- assuming no redemption .........      $178      $  713      $1,275     $2,647
Class C Shares
- assuming redemption ............      $278      $  789      $1,427     $3,141
- assuming no redemption .........      $178      $  789      $1,427     $3,141
Class I Shares
- assuming redemption ............      $ 77      $  409      $  765     $1,767
- assuming no redemption .........      $ 77      $  409      $  765     $1,767


                         INVESTMENT AND RISK INFORMATION


      The non-fundamental investment policy of each of the Westwood Equity, Westwood SmallCap Equity, Westwood Income, and Westwood Intermediate Bond Funds relating to the type of securities in which 80% of the Fund's net assets must be invested (the "80% Investment Policy") may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days' written notice of any changes in the 80% Investment Policy.


The Funds may also use the following investment technique:


DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, each Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include U.S. Government securities, certificates of deposit, banker's acceptances, time deposits, repurchase agreements, and other high quality debt instruments. When following a defensive strategy, a Fund will be less likely to achieve its investment goal.


Investing in the Funds involves the following risks:

      o FUND AND MANAGEMENT RISK. If the Fund's manager's judgment in selecting securities is wrong or if the market segment in which the Fund invests falls out of favor with investors, the Fund could underperform the stock market or its peers. The Fund could also fail to meet its investment objective. When you sell Fund shares, they may be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.


      o     EQUITY  RISK.  EQUITY FUND,  BALANCED  FUND,  SMALLCAP  EQUITY FUND,
            MIGHTY MITES FUND, AND INCOME FUND -- The principal risk of investing in these Funds is equity risk. Equity risk is the risk that the prices of the securities held by a Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

      o FOREIGN SECURITIES RISK. Each of the Funds may invest up to 25% of their total assets in foreign equity securities and in European Depository Receipts ("EDRs") or American Depository Receipts ("ADRs"). Foreign securities pose additional risks over U.S. based securities for a number of reasons. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens' rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations, and accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation,



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            thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation.

            Foreign securities may be denominated in foreign currencies. Therefore, the value of each Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although each of the Funds values their assets daily in U.S. dollars, they will not convert their holdings of foreign currencies to U.S. dollars daily. Therefore, the Funds may be exposed to currency risks over an extended period of time.


      o SMALL- AND MICRO-CAPITALIZATION COMPANY RISK. SMALLCAP EQUITY FUND AND MIGHTY MITES FUND -- Although small-cap and micro-capitalization companies may offer greater potential for capital appreciation than larger companies, investing in securities of small-cap and micro-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap and micro-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap and micro-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap and micro-cap company stock prices tend to rise and fall in value more than other stocks. The risks of investing in micro-cap stocks and companies are even greater than those of investing in small-cap companies.

      o     INTEREST RATE RISK,  MATURITY RISK AND CREDIT RISK.  BALANCED  FUND,
            INCOME FUND, AND INTERMEDIATE BOND FUND -- When interest rates decline, the value of the portfolio's debt securities generally rises. Conversely, when interest rates rise, the value of the portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

      o PRE-PAYMENT RISK. BALANCED FUND, INCOME FUND, AND INTERMEDIATE BOND FUND -- A Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return, and share price.

      o REAL ESTATE INDUSTRY RISK. INCOME FUND -- The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. Adverse economic, business, regulatory, or political developments affecting the real estate industry could have a major effect on the value of the Fund's investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT.


PORTFOLIO HOLDINGS. A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' Statement of Additional Information.

                             MANAGEMENT OF THE FUNDS

THE ADVISER. Gabelli Advisers, Inc., with principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions


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for the Funds and continuously reviews and administers the Funds' investment programs and manages the Funds' operations under the general supervision of the Trust's Board of Trustees. The Adviser is a Delaware corporation formerly known as Teton Advisers, LLC (prior to November 1997). The Adviser is a subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below. The table also reflects the advisory fees (after waivers/reimbursement of expenses) paid by the Funds for the fiscal year ended September 30, 2005.

                                                                                             ADVISORY FEE PAID FOR
                                    ANNUAL ADVISORY FEE-CONTRACTUAL RATE                  FISCAL YEAR ENDED 9/30/05
    FUND                      (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)    (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
    ----                      ---------------------------------------------    ---------------------------------------------
    Equity Fund                                   1.00%                                             1.00%
    Balanced Fund                                 0.75%                                             0.75%
    SmallCap Equity Fund                          1.00%                                             0.19%
    Mighty Mites Fund                             1.00%                                             0.76%
    Income Fund                                   1.00%                                             0.22%
    Intermediate Bond Fund                        0.60%                                                0%

With respect to the SmallCap Equity, Income, and Intermediate Bond Funds, the Adviser contractually has agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses at certain levels. The fee waiver and expense reimbursement arrangement will continue until at least September 30, 2006. With respect to the Mighty Mites Fund, the Adviser had previously contractually agreed to waive its investment advisory fees and/or reimburse expenses. Such arrangement terminated on September 30, 2005.

In addition, each of the SmallCap Equity, Mighty Mites, Income, and Intermediate Bond Funds has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed the amount listed in the respective fee tables or, for the Mighty Mites Fund, 1.50% of average annual net assets.


SUB-ADVISER. The Adviser has entered into a Sub-Advisory Agreement with Westwood Management Corp. (the "Sub-Adviser") for all Funds except the Mighty Mites Fund, for which there is not a Sub-Advisory Agreement. The Sub-Adviser has its principal offices located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser pays the Sub-Adviser out of its advisory fees with respect to the Funds (except the Mighty Mites Fund) a fee computed daily and payable monthly, in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all applicable Funds or (ii) 35% of the net revenues to the Adviser from the applicable Funds. The Sub-Adviser is a registered investment adviser formed in 1983. The Sub-Adviser is a wholly-owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company.

The Funds' annual report to shareholders for the period ended September 30, 2005 contained a discussion of the basis of the Board of Trustees' determination regarding whether to continue the investment advisory arrangements as described above.

THE PORTFOLIO MANAGERS

The persons primarily responsible for the day-to-day management of the Equity, Intermediate Bond and



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Balanced Funds are listed below. The SmallCap Equity and the Income Funds are managed by portfolio teams. With respect to the team managed Funds, identified below are those individuals who are jointly and primarily responsible for the day-to-day management of those Funds. Investment decisions are made by majority agreement of the portfolio team.

Ms. Susan M. Byrne has served as Chairman and Chief Investment Officer since founding the Sub-Adviser in April 1983 and served as Chief Executive Officer through 2005. She has served as the Portfolio Manager of the EQUITY FUND since its inception and has served as Co-Portfolio Manager of the BALANCED FUND since its inception. Ms. Byrne is also a member of the INCOME FUND portfolio team and has served on the team since the Fund's inception. She also participates in the investment descision process during meetings in which the team determines the allocation of securities held in the portfolio. She has authority to direct trading activity on the Funds. Ms. Byrne is responsible for representing the Funds to investors. Ms. Byrne has more than 35 years of investment experience.

Mr. Mark R. Freeman, CFA, has served as Vice President for the Sub-Adviser since July 1999. He has served as Portfolio Manager of the INTERMEDIATE BOND FUND and Co-Portfolio Manager of the BALANCED FUND since 1999 and has served on the portfolio team for the INCOME FUND since its inception. He participates in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. He has authority to direct trading activity on the Funds. Mr. Freeman is also responsible for representing the Funds to investors. Mr. Freeman has over 17 years of investment experience.

Mr. Christopher J. MacDonald, CFA, has served as Vice President since 1997. He has served on the portfolio team for the SMALLCAP EQUITY FUND since 1994. He participates in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. He has authority to direct trading activity on the Funds. Mr. MacDonald is also responsible for representing the Funds to investors. Mr. MacDonald has more than 16 years of investment experience.

Mr. Scott Lawson, CFA, has served as Vice President and Senior Analyst for the Sub-Adviser since 2003. Before joining the Sub-Adviser, Mr. Lawson was an Assistant Portfolio Manager with Bank of America since 2000. He has served on the portfolio team for the SMALLCAP EQUITY FUND since 2003. He participates in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. He has authority to direct trading activity on the Funds. Mr. Lawson is also responsible for representing the Funds to investors. Mr. Lawson has more than 15 years of investment experience.

Mr. Todd L. Williams, CFA, has served as Vice President and Research Analyst for the Sub-Adviser since July 2005. Prior to this appointment, he served as Assistant Vice President and Research Analyst for the Sub-Adviser from July 2003 to July 2005, and as Research Analyst from November 2002 to July 2003. Before joining the Sub-Adviser, Mr. Williams was a portfolio manager and analyst with AMR Investments, Inc. from 1998 to 2002. He has served on the portfolio team for the INCOME FUND since 2003 and of the SMALLCAP EQUITY FUND since 2004. He participates in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. He has authority to direct trading activity on the Funds. Mr. Williams is also responsible for representing the Funds to investors. Mr. Williams has more than 9 years of investment experience.


Ms. Lisa Dong, CFA, has served as Vice President and Research Analyst for the Sub-Adviser since June 2005. Prior to this appointment, she served as Assistant Vice President and Research Analyst from October 2001 to July 2005, as Research Analyst from June 2001 to October 2001, and as Assistant


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Research Analyst from December 2000 to June 2001. Before joining the Sub-Adviser, Ms Dong was in graduate school at Texas Christian University. She has served on the portfolio team of the INCOME FUND since 2001 and of the SMALLCAP EQUITY FUND since 2005. She participates in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. She has authority to direct trading activity on the Funds. Ms. Dong is also responsible for representing the Funds to investors. Ms. Dong has more than 8 years of investment experience.

Mr. Philip Robert has served as Assistant Vice President and Research Analyst for the Sub-Adviser since 2005. Before joining the Sub-Adviser, Mr. Robert was Managing Director/SmallCap Equities of Babson Capital Management since 2000. He has served on the portfolio team for the SMALLCAP EQUITY FUND since 2005. He participates in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. He has authority to direct trading activity on the Funds. Mr. Robert is also responsible for representing the Funds to investors. Mr. Robert has more than 13 years of investment experience.

Mr. John Vandermosten, CFA, has served as Assistant Vice President and Research Analyst for the Sub-Adviser since 2005. Before joining the Sub-Adviser, Mr.Vandermosten was an Investment Analyst with the Teachers Retirement System of Texas since 2001. Prior to that, he served eleven years in the U.S. Navy. He has served on the portfolio team for the SMALLCAP EQUITY FUND since 2005. He participates in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. He has authority to direct trading activity on the Funds. Mr. Vandermosten is also responsible for representing the Funds to investors. Mr. Vandermosten has more than 5 years of investment experience.

Mr. Corey Henegar, CFA, has served as Assistant Vice President and Research Analyst for the Sub-Adviser since July 2004. Prior to this appointment, he served as Research Analyst for the Sub-Adviser from July 2002 to July 2004, and as Assistant Research Analyst from June 2001 to July 2002. Before joining the
Sub-Adviser, Mr. Henegar attended Texas Tech University, graduating with a B.B.A. in Finance in May 2001. He has served on the portfolio team for the INCOME FUND since 2002. He participates in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. He has authority to direct trading activity on the Funds. Mr. Henegar is also responsible for representing the Funds to investors. Mr. Henegar has more than 4 years of investment experience.

Mario J. Gabelli, Walter K. Walsh, and Joshua Fenton are primarily responsible for the day-to-day management of the MIGHTY MITES FUND. Mario J. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization. Walter K. Walsh was Compliance Officer of Gabelli & Company, Inc. from 1994 through 2003, and currently is a compliance consultant. Mr. Fenton was a Security Analyst for Gabelli & Company, Inc. from 2001 through 2002, and is currently a Director of Buy Side Research for GAMCO Investors, Inc. Prior to joining Gabelli, Mr. Fenton was a Director of Research at Douglas, Noyles & Co., Inc. from 1996 through 2001.


The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by them and their ownership of securities in the Funds.

                                CLASSES OF SHARES

Four classes of the Funds' shares are offered in this Prospectus - Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class I Shares, while not currently being offered, are designed for purchase by institutions that make an initial investment of at least $500,000 if the investor purchases the Shares directly through the Distributor or brokers that have entered into selling agreements with the



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Distributor specifically with respect to Class I Shares. Class B Shares are not currently available for new purchases, other than exchanges from Class B Shares of other Gabelli funds and reinvestment of dividends by existing shareholders. The table below summarizes the differences among the classes of shares.

      o A "front-end sales load," or sales charge, is a one-time fee charged at the time of purchase of shares.

      o A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption.

      o A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets attributable to the particular class of shares.

------------------------------------------------------------------------------------------------------------------------------------
                             CLASS A SHARES                 CLASS B SHARES              CLASS C SHARES          CLASS I SHARES
------------------------------------------------------------------------------------------------------------------------------------
Front-End Sales Load?    Yes. The percentage          No.                         No.                       No.
                         declines as the amount
                         invested increases.
------------------------------------------------------------------------------------------------------------------------------------
Contingent Deferred      No, except for shares        Yes, for shares             Yes, for shares           No.
Sales Charge?            redeemed within twenty-      redeemed within seven-      redeemed within twelve
                         four months after pur-       ty-two months after pur-    monthsafter purchase.
                         chase as part of an          chase. Declines
                         investment greater than      over time.
                         $1 million if no front-end
                         sales charge was paid
                         at the time of purchase.
------------------------------------------------------------------------------------------------------------------------------------
Rule 12b-1 Fee           0.50% with respect to        1.00%                       1.00%                     None.
                         all Funds except the
                         Intermediate Bond Fund.
                         0.35% with respect to
                         the Intermediate Bond
                         Fund.
------------------------------------------------------------------------------------------------------------------------------------
Convertible to Another   No.                          Yes.  Automatically con-    No.                       No.
Class?                                                verts to Class A Shares
                                                      approximately ninety-six
                                                      months after purchase.
------------------------------------------------------------------------------------------------------------------------------------
Fund Expense Levels      Lower annual expenses        Higher annual expenses      Higher annual             Lower annual expenses
                         than Class B or Class C      than Class A Shares and     expenses than Class A     than Class A, Class B or
                         Shares. Higher annual        Class I Shares.             Shares and Class I        Class C Shares.
                         expenses than Class I                                    Shares.
                         Shares.
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In selecting a class of shares in which to invest,  you should  consider:

      o     the length of time you plan to hold the shares

      o the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if a Fund's assets increase in value and decreases if a Fund's assets decrease in value

      o whether you qualify for a reduction or waiver of the Class A sales charge

      o that Class B Shares convert to Class A Shares approximately ninety-six months after purchase

      o whether you qualify to purchase Class I Shares (direct institutional purchase of $500,000 or more)


The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A Shares and describes information or records you may need to provide to the Funds or your broker in order to be eligible for sales charge reductions and waivers.



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Information about sales charges and sales charge reductions and waivers is also available free of charge and in a clear and prominent format on our website at www.gabelli.com (click on "Mutual Funds - Sales Load and Breakpoint Info"). You should consider the information below as a guide only, as the decision on which share class is best for you depends on your individual needs and circumstances.


--------------------------------------------------------------------------------------------------------------------------------
                        IF YOU...                                                         THEN YOU SHOULD CONSIDER...
o qualify for a reduced or waived front-end sales load                  purchasing Class A Shares instead of Class B or Class
                                                                        C Shares
--------------------------------------------------------------------------------------------------------------------------------
o do not qualify for a reduced or waived front-end sales load           purchasing Class C Shares instead of either Class A
  and intend to hold your shares for only a few years                   Shares or Class B Shares
--------------------------------------------------------------------------------------------------------------------------------
o do not qualify for a reduced or waived front-end sales load           purchasing Class A Shares instead of either Class B
  and intend to hold your shares indefinitely                           Shares or Class C Shares
--------------------------------------------------------------------------------------------------------------------------------
o are an eligible institution and wish to purchase at least             purchasing Class I Shares
  $500,000 worth of Shares
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SALES CHARGE -- CLASS A SHARES. The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:



                                                              SALES CHARGE        SALES CHARGE        REALLOWANCE
                                                              AS % OF THE          AS % OF                TO
AMOUNT OF INVESTMENT                                         OFFERING PRICE*    AMOUNT INVESTED      BROKER-DEALERS
--------------------                                         ---------------    ---------------      --------------
Under $100,000 ......................................              4.00%              4.17%              3.50%
$100,000 but under $250,000 .........................              3.00%              3.09%              2.50%
$250,000 but under $500,000 .........................              2.00%              2.04%              1.75%
$500,000 but under $1 million .......................              1.00%              1.01%              0.75%
$1 million or more ..................................              none               none               0.50%

----------
*     Includes front-end sales load

No sales charge is imposed on reinvestment of dividends or distributions.

BREAKPOINTS OR VOLUME DISCOUNTS

The Funds offer you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $100,000 or more in Class A Shares of the Funds, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 24-month CDSC may apply.

VOLUME DISCOUNTS/RIGHTS OF ACCUMULATION. In order to determine whether you qualify for a Volume Discount under the sales charge schedule above, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Funds use the cur-


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rent net asset value of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a volume discount.

LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of a Fund and submit a Letter of Intent ("Letter") to your broker or Gabelli &
Company, Inc., the Fund's distributor (the "Distributor"), you may make purchases of Class A Shares of that Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Funds will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current net asset value. For more information on the Letter, call your broker.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS

In order for you to take advantage of sales charge reductions, you or your broker must notify the Funds that you qualify for a reduction. Without notification, the Funds are unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Funds to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Funds or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

      o     all of your  accounts  at the Funds or a broker;

      o     any account of yours at another broker;

      o accounts of related parties of yours, such as members of the same family, at any broker.

You should therefore keep copies of these types of records.


INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of each Fund may be offered without a sales charge to: (1) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (2) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 45 days of the redemption; (3) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (4) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund or an intermediary; (5) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund; (6) any unit investment trusts registered under the Investment Company Act of 1940, as amended, which have shares of the Fund as a principal investment; (7) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor; and (8) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.


Investors who qualify under any of the categories described above should contact their brokerage firm.

CONTINGENT DEFERRED SALES CHARGES

You will pay a CDSC when you redeem:


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      o Class A Shares within approximately twenty-four months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase

      o Class B Shares within approximately seventy-two months of buying them

      o     Class C Shares within approximately twelve months of buying them

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1%. The CDSC schedule for Class B Shares is set forth below. The CDSC is based on the net asset value at the time of your investment or the net asset value at the time of redemption, whichever is lower.

                                                CLASS B SHARES
            YEARS SINCE PURCHASE                     CDSC
            --------------------                --------------

            First                                   5.00%
            Second                                  4.00%
            Third                                   3.00%
            Fourth                                  3.00%
            Fifth                                   2.00%
            Sixth                                   1.00%
            Seventh and thereafter                  0.00%


The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of a Fund at the time of sale to brokers that initiate and are responsible for purchases of such Class B Shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

      o redemptions and distributions from retirement plans made after the death or disability of a shareholder

      o minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2

      o     involuntary redemptions made by the Funds

      o a distribution from a tax-deferred retirement plan after your retirement

      o returns of excess contributions to retirement plans following the shareholder's death or disability

REDEMPTION FEE

Generally, if you sell or exchange your shares of the Westwood Mighty Mites Fund within seven (7) days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund. See "Redemption of Shares" herein.


CONVERSION FEATURE - CLASS B SHARES:

      o Class B Shares automatically convert to Class A Shares of a Fund on the first business day of the ninety-seventh month following the month in which you acquired such shares.


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      o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.

      o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

      o The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.


      o If you exchange Class B Shares of one Fund for Class B Shares of another Fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

The Trust's Board of Trustees may suspend the automatic conversion of Class B Shares to Class A Shares under certain circumstances in accordance with the requirements of applicable law. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.

RULE 12b-1 PLAN. Each Fund has adopted a plan under Rule 12b-1 for Class A, Class B and Class C Shares of each Fund (each a "Plan"). Under each Plan, each Fund may use its assets to finance activities relating to the sale of its Class A, Class B, and Class C Shares and the provision of certain shareholder services.

For the Class A, Class B, and Class C Shares covered by this Prospectus, the Rule 12b-1 fees vary by class as follows:


                                  CLASS A          CLASS B          CLASS C
                                  -------          -------          -------
Service Fees                        None             0.25%            0.25%
Distribution Fees               0.50%/0.35%*         0.75%            0.75%

----------
*     Intermediate Bond Fund only

These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                               PURCHASE OF SHARES

You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day").You may purchase shares through registered broker-dealers or other financial intermediaries that have entered into selling agreements with the Funds' Distributor.


The Mighty Mites Fund only accepts subscriptions for new shares from existing shareholders and new investors who acquire shares of the Fund directly through the Distributor or through the Fund's transfer agent. Additional investments will not be accepted through intermediaries. Presently, Class B Shares may only be acquired through an exchange of Class B Shares of another Gabelli fund or through reinvestment of dividends or distributions by existing shareholders.


The broker-dealer, bank or other financial intermediary will transmit a purchase order and payment to State Street Bank and Trust Company ("State Street") on your behalf. Broker-dealers, banks or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Funds.


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BY MAIL OR IN PERSON. Your broker-dealer or financial consultant can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.

         BY MAIL                                 BY PERSONAL DELIVERY
         -------                                 --------------------
         THE GABELLI FUNDS                       THE GABELLI FUNDS
         P.O. BOX 8308                           C/O BFDS
         BOSTON, MA 02266-8308                   66 BROOKS DRIVE
                                                 BRAINTREE, MA 02184

BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund(s) at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                      RE: THE WESTWOOD ______________ FUND
                          ACCOUNT # __________________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

SHARE PRICE. The Funds sell shares at the net asset value next determined after the Funds receive your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares as described under "Classes of Shares-Sales Charge-Class A Shares." See "Pricing of Fund Shares" for a description of the calculation of net asset value.


MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000 for Class A, B, and C Shares. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" under "Additional Purchase Information" for Class A, B, and C Shares as follows regarding minimum investment amounts applicable to such plans.

Your minimum initial investment for Class I Shares must be at least $500,000. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million.

There is no minimum for subsequent investments for Class A, B, C, or Class I Shares. Broker-dealers may have different minimum investment requirements.

The minimum initial investment in the Mighty Mites Fund is $50,000 for all accounts. There are no subsequent investment minimums. The Distributor may waive the minimum investment requirement under certain circumstances which may include purchases by clients of GAMCO Asset Management, Inc., customers of the Distributor and existing shareholders of other Gabelli Funds who have purchased their shares directly through the Distributor or the Fund's transfer agent.

GENERAL. State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Funds' minimum purchase requirement. The Funds also offer another class of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributa-



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ble to these arrangements, the shares of all classes are substantially the same.


CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust, on behalf of the Funds, to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Trust verifies the account holder's identity.

THIRD PARTY ARRANGEMENTS. The Adviser and its affiliates utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay a portion of the charges of various programs that make shares of the Funds available to their customers. Subject to tax limitations and approval by the Board of Trustees on a Fund-by-Fund basis, each of the Funds may also make payments to third parties out of its own assets (other than 12b-1 payments), for a portion of the charges for these programs generally representing savings experienced by the Funds resulting from shareholders investing in the Funds through such programs rather than investing directly in the Funds.

The Distributor or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payment under the Fund's distribution plans), make cash payments to some but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds, and/or to promote retention of their customers' assets in the Funds. These payments, sometimes referred to as "revenue sharing," do not change the price paid by the investors to purchase the Fund's shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, transaction processing, sub-accounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount.


The Distributor negotiates the level of payments described above to any particular broker, dealer or intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the applicable Fund attributable to the particular firm depending on the nature and level of services and other factors.


ADDITIONAL PURCHASE INFORMATION FOR CLASS A SHARES, CLASS B SHARES, AND CLASS C SHARES

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRA, "Roth" IRA, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.



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AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

                              REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell shares or accurately determine the value of assets, or if the Securities and Exchange Commission orders the Funds to suspend redemptions.

The Funds redeem shares at the net asset value next determined after the Funds receive your redemption request, in proper form, subject in some cases to a CDSC, as described under "Classes of Shares --Contingent Deferred Sales Charges." See "Pricing of Fund Shares" for a description of the calculation of net asset value.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the net asset value next determined (less any applicable CDSC) after the Fund receives the request. If you hold share certificates, you must present the certificates endorsed for transfer.


The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short-term trading of Fund shares, such as by traders seeking short-term profits from market momentum, time zone arbitrage, and other timing strategies, creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of shares. In addition, because each of the Funds may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its net asset value per share (NAV), frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the net asset value. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there



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can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In addition, some of the Funds invest in small capitalization and micro-capitalization securities. Such securities are typically less liquid and more thinly-traded than securities of large capitalization issuers. Developments affecting issuers of thinly-traded or less liquid securities will not be reflected in their market price until the security again trades in the marketplace. Frequent traders may seek to exploit this delay by engaging in price arbitrage, in this case by buying or selling shares of the Fund prior to the time of the adjustment of the market price of securities in its portfolio. This may result in the dilution in the value of the Fund's shares.


In order to discourage short-term trading in its shares, the Mighty Mites Fund has adopted policies and procedures which impose a 2.00% redemption fee on shares purchased and redeemed or exchanged within seven days or less after the date of purchase (the "Redemption Fee"). The Redemption Fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The Redemption Fee is not a sales charge; it is retained by the Mighty Mites Fund and does not benefit the Fund's Adviser or any other third party. For purposes of computing the Redemption Fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Mighty Mites Fund's exchange privilege.The Redemption Fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Mighty Mites Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Mighty Mites Fund,
(iv) the shares were purchased through programs the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place, and (v) the shares were purchased through certain qualified and non-qualified retirement plans if record-keepers for retirement plan participants cannot implement redemption fees because of systems limitations, and provided that such recordkeepers provide verification to that effect. Such recordkeepers may be permitted to delay, temporarily, the implementation of redemption fees. To do so, all such recordkeepers must apply for an extension to implement such systems. These programs include programs utilizing omnibus accounts. The Mighty Mites Fund seeks to apply these programs uniformly.

Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose conditions on exchanges or purchases. Each Fund has adopted a policy of seeking to minimize short term trading of its shares and monitors purchase and redemption activities to assist in minimizing short term trading.

In the event that you wish to redeem shares in a registered account established by a broker-dealer or other financial intermediary, and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, each owner must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.



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INVOLUNTARY REDEMPTION. The Funds may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value).You will be notified in writing if the Funds initiate such action and allowed 30 days to increase the value of your account to at least $1,000.


REINSTATEMENT PRIVILEGE. A shareholder in any Fund who has redeemed shares may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 45 days of the original redemption. A redemption is a taxable transaction and gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired if those shares are acquired within 30 days of the redemption. See "Tax Information" for an explanation of circumstances in which sales loads paid to acquire shares of the Funds may be taken into account in determining gain or loss on the disposition of those shares.

REDEMPTION PROCEEDS. A redemption request received by a Fund will be effected at the net asset value next determined after a Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While a Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

REDEMPTION IN KIND. The Funds reserve the right to make a redemption in kind - payment in portfolio securities rather than cash - for certain large redemption amounts. Payments would be made in portfolio securities, only in the rare instance that the Trust's Board of Trustees believes that it would be in the Funds' best interest not to pay redemption proceeds in cash.


                               EXCHANGE OF SHARES

You can exchange shares of each Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange, call your broker. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange.You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund.


In effecting an exchange:

      o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.


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      o if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange.

      o if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange.

      o     you likely will realize a taxable gain or loss.

      o you should read the prospectus of the fund whose shares you are purchasing through exchange.

            Call   800-GABELLI   (800-422-3554)   or  visit   our   website   at
            www.gabelli.com to obtain the prospectus.

      o you should be aware that brokers may charge a fee for handling an exchange for you.


You may exchange shares by telephone, by mail, over the Internet, or through a registered broker-dealer or other financial intermediary.


      o     EXCHANGE  BY  TELEPHONE.  You  may  give  exchange  instructions  by
            telephone  by  calling  800-GABELLI  (800-422-3554).   You  may  not
            exchange shares by telephone if you hold share certificates.

      o     EXCHANGE BY MAIL.  You may send a written  request for exchanges to:
            THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

      o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Funds may impose limitations from time to time on Internet exchanges.

The Funds may modify or terminate the exchange privilege at any time.You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your broker and does not benefit the Funds or the Adviser in any way. It is in addition to the sales charges and other costs described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES

The net asset value per share is calculated separately for each class of shares of each Fund on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

Each Fund's net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share of each class of each Fund is computed by dividing the value of the applicable Fund's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of net asset value per share next made as of a time after the time as of which the purchase or redemption order is received in proper form.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio securities for which market quotations are readily available are valued at their current market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Funds' Board of Trustees. Debt securities that are not credit impaired with remaining maturities of 60 days or less are generally valued at their amortized cost. Pursuant to the Funds' pricing procedures, securities for which market quotations are not readily available, and therefore are subject to being fair valued, may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (I.E., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Market prices are also deemed not to be readily available in circumstances when an event has occurred after the close of the principal foreign market on which a security trades but before the time for determination of the Funds' net asset value that has affected, or is likely to affect, more than minimally the net asset value per share of the Fund. Currently, the Fund fair values securities traded primarily on markets that close prior to the time as of which the Fund's net asset value is calculated whenever the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio.

When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Board of Trustees. In determining fair value, the Funds' pricing procedures establish a process and methodology to be employed by the Adviser in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset. The Board of Trustees will review the Adviser's fair value determinations periodically. The values of a Fund's portfolio may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends out of net investment income will be paid annually by the Equity Fund, the SmallCap Equity Fund and the Mighty Mites Fund and quarterly by the Balanced Fund and the Income Fund. The Intermediate Bond Fund will declare distributions of such income daily and pay those dividends monthly. Each Fund intends to distribute, at least annually, substantially all net realized capital gains. Dividends and distributions may differ for different classes of shares. Dividends and distributions will be automatically reinvested for your account at net asset value in additional shares of the Funds, unless you instruct the Funds to pay all dividends and distributions in cash. If you elect cash distributions, you must instruct the Funds either to credit the amounts to your brokerage account or to pay the amounts to you by check. Shares purchased through dividend reinvestment will receive a price without sales charge based on the net asset value per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or realize any capital gains or other income. Dividends and distributions may differ for different funds and for different classes of shares.



--------------------------------------------------------------------------------
40

--------------------------------------------------------------------------------

                                 TAX INFORMATION

The Funds expect that distributions will consist primarily of investment company taxable income and net capital gains. Capital gains may be taxed at different rates depending on the length of time the Funds hold the assets giving rise to such gains. Dividends out of investment company taxable income and distributions of net short-term capital gains (I.E., gains from assets held by the Funds for one year or less) are taxable to you as ordinary income, except that qualifying dividends are eligible for a reduced rate applicable to dividend income. Distributions from REITs generally are not qualifying dividends. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal, state or local taxes.

You will recognize a taxable gain or loss upon the sale, exchange, or redemption of shares in the Fund equal to the difference between the amount realized and your adjusted tax basis on the shares sold, exchanged, or redeemed. However, if you receive a capital gain dividend and sell shares after holding them for six months or less, then any loss realized on the sale will be treated as a long-term capital loss to the extent of such capital gain dividend. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of Fund shares, and any gain you realize on such a transaction generally will be taxable. The Fund is required under the backup withholding rules, subject to certain exemptions, to withhold at a rate of 28% from dividends paid or credited to shareholders and from the proceeds from the redemption of Fund shares if a correct taxpayer identification number, certified when required, is not on file with the Fund, or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders are not subject to backup withholding. In addition, foreign shareholders may be subject to federal withholding tax on dividends out of net investment income.


State and local taxes may be different from the federal consequences described above.

Please   consult  the  SAI  for  further   discussion  of  federal   income  tax
considerations.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus.You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

                            MAILINGS TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings in accordance with your instructions within 30 days of your request.


--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The financial highlights table for each Fund is intended to help you understand the financial performance of each Fund for the past five years or, if less, the life of the Fund. The total returns in the tables represent the rates that an investor would have earned or lost on an investment in each Fund's designated class of shares (assuming reinvestment of dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes, is included in the annual report, which is available upon request. Class I Shares of the Funds are new and as of the date of this Prospectus have not yet been offered to the public, and therefore do not have a previous history.

                              WESTWOOD EQUITY FUND

================================================================================

Selected data for a share of beneficial interest outstanding throughout each period:

                                            OPERATING PERFORMANCE                        DISTRIBUTIONS TO SHAREHOLDERS
                                --------------------------------------------    -------------------------------------------
                                                     NET
                                                  REALIZED
                 NET ASSET         NET               AND             TOTAL                         NET
                   VALUE,       INVESTMENT     UNREALIZED GAIN       FROM           NET         REALIZED
PERIOD ENDED     BEGINNING        INCOME          (LOSS) ON       INVESTMENT    INVESTMENT       GAIN ON          TOTAL
SEPTEMBER 30     OF PERIOD      (LOSS)(b)        INVESTMENTS      OPERATIONS      INCOME       INVESTMENTS    DISTRIBUTIONS
------------     ---------      ---------      ---------------    ----------      ------       -----------    -------------
CLASS A
2005              $ 9.28          $ 0.06            $ 1.75           $ 1.81       $(0.04)            --           $(0.04)
2004                7.97            0.05              1.35             1.40        (0.09)            --            (0.09)
2003                6.99            0.07              0.97             1.04        (0.06)            --            (0.06)
2002                8.29            0.05             (1.32)           (1.27)       (0.03)            --            (0.03)
2001               11.10            0.02             (1.52)           (1.50)          --         $(1.31)           (1.31)
CLASS B
2005              $ 9.21          $(0.00)(c)        $ 1.75           $ 1.75           --             --               --
2004                7.92            0.02              1.34             1.36       $(0.07)            --           $(0.07)
2003                6.97            0.04              0.95             0.99        (0.04)            --            (0.04)
2002                8.29            0.02             (1.32)           (1.30)       (0.02)            --            (0.02)
2001(d)             9.65           (0.01)            (1.35)           (1.36)          --             --               --
CLASS C
2005              $ 9.24          $(0.01)           $ 1.77           $ 1.76       $(0.03)            --           $(0.03)
2004                7.89            0.01              1.34             1.35           --             --               --
2003                6.98            0.04              0.96             1.00        (0.09)            --            (0.09)
2002                8.28            0.01             (1.31)           (1.30)          --             --               --
2001(e)            10.25           (0.01)            (1.96)           (1.97)          --             --               --

                                                                RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                                 -----------------------------------------------------------------------


                                      NET                    NET ASSETS,
                                 ASSET VALUE,                   END OF             NET                         PORTFOLIO
PERIOD ENDED        REDEMPTION      END OF        TOTAL         PERIOD         INVESTMENT       OPERATING      TURNOVER
SEPTEMBER 30          FEES(b)       PERIOD       RETURN+      (IN 000'S)      INCOME (LOSS)    EXPENSES(a)       RATE
------------        ----------   ------------    -------     -----------      -------------    -----------     ---------
CLASS A
2005                $(0.00)(c)      $11.05         19.6%        $2,267            0.59%            1.76%          59%
2004                  0.00(c)         9.28         17.7          3,328            0.61             1.75           44
2003                    --            7.97         15.0          2,923            0.94             1.73           50
2002                    --            6.99        (15.4)         1,808            0.59             1.71           84
2001                    --            8.29        (15.1)         2,096            0.20             1.68           87
CLASS B
2005                $(0.00)(c)      $10.96         19.0%        $   30           (0.01)%           2.26%          59%
2004                  0.00(c)         9.21         17.2             38            0.21             2.25           44
2003                    --            7.92         14.3             74            0.44             2.23           50
2002                    --            6.97        (15.7)            53            0.09             2.21           84
2001(d)                 --            8.29        (14.1)            27           (0.30)(f)         2.18(f)        87
CLASS C
2005                $(0.00)(c)      $10.97         19.1%        $  149           (0.06)%           2.26%          59%
2004                  0.00(c)         9.24         17.1            152            0.11             2.25           44
2003                    --            7.89         14.4            129            0.44             2.23           50
2002                    --            6.98        (15.7)            33            0.09             2.21           84
2001(e)                 --            8.28        (19.2)             4           (0.30)(f)         2.18(f)        87

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.74% (Class A), and 2.24% (Class B and Class C) for the periods ended September 30, 2005 and 2004; 1.72% (Class A) and 2.22% (Class B and Class C) for 2003; 1.68%
      (Class A) and 2.18% (Class B and Class C) for 2002; and 1.67% (Class A) and 2.17% (Class B and Class C) for 2001.

(b)   Per share data is calculated using the average shares outstanding method.

(c)   Amount represents less than $0.005 per share.

(d) From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.

(e) From February 13, 2001 through September 30, 2001, the period through which Class C Shares were continuously outstanding.

(f)   Annualized.


--------------------------------------------------------------------------------
42

                             WESTWOOD BALANCED FUND

Selected data for a share of beneficial interest outstanding throughout each period:

                                          OPERATING PERFORMANCE                         DISTRIBUTIONS TO SHAREHOLDERS
                             --------------------------------------------    -----------------------------------------------
                                                NET
                                              REALIZED
                NET ASSET                       AND              TOTAL                            NET
                  VALUE,        NET       UNREALIZED GAIN         FROM           NET           REALIZED
PERIOD ENDED    BEGINNING    INVESTMENT      (LOSS) ON         INVESTMENT    INVESTMENT         GAIN ON            TOTAL
SEPTEMBER 30    OF PERIOD    INCOME(b)      INVESTMENTS        OPERATIONS      INCOME         INVESTMENTS      DISTRIBUTIONS
------------    ---------    ---------    ---------------      ----------    ----------       -----------      -------------
CLASS A
2005             $11.44       $ 0.17           $ 1.26            $ 1.43        $(0.13)               --            $(0.13)
2004              10.48         0.18             0.97              1.15         (0.19)               --             (0.19)
2003               9.62         0.19             0.86              1.05         (0.19)               --             (0.19)
2002              10.37         0.21            (0.75)            (0.54)        (0.21)           $(0.00)(c)         (0.21)
2001              12.36         0.23            (0.89)            (0.66)        (0.23)            (1.10)            (1.33)
CLASS B
2005             $11.43       $ 0.11           $ 1.26            $ 1.37        $(0.04)               --            $(0.04)
2004              10.48         0.13             0.96              1.09         (0.14)               --             (0.14)
2003               9.63         0.14             0.86              1.00         (0.15)               --             (0.15)
2002              10.40         0.17            (0.77)            (0.60)        (0.17)           $(0.00)(c)         (0.17)
2001(d)           11.35         0.08            (0.95)            (0.87)        (0.08)               --             (0.08)
CLASS C
2005             $11.45       $ 0.11           $ 1.26            $ 1.37        $(0.04)               --            $(0.04)
2004              10.49         0.13             0.97              1.10         (0.14)               --             (0.14)
2003               9.62         0.14             0.87              1.01         (0.14)               --             (0.14)
2002              10.40         0.19            (0.79)            (0.60)        (0.18)           $(0.00)(c)         (0.18)
2001(e)           10.17         0.00(c)          0.23              0.23            --                --                --

                                                             RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                                -----------------------------------------------------------------------


                                     NET                     NET ASSETS,
                                ASSET VALUE,                   END OF             NET                         PORTFOLIO
PERIOD ENDED      REDEMPTION       END OF        TOTAL         PERIOD         INVESTMENT      OPERATING       TURNOVER
SEPTEMBER 30        FEES(b)        PERIOD       RETURN+      (IN 000'S)         INCOME        EXPENSES(a)       RATE
------------      ----------    ------------    -------      -----------      ----------      -----------     ---------
CLASS A
2005               $ 0.00(c)       $12.74         12.6%        $5,658            1.42%           1.50%            56%
2004                 0.00(c)        11.44         11.0          5,298            1.66            1.48             41
2003                   --           10.48         11.0          5,070            1.85            1.48             56
2002                   --            9.62         (5.4)         5,761            2.00            1.47             78
2001                   --           10.37         (6.0)         6,472            1.98            1.42             81
CLASS B
2005               $ 0.00(c)       $12.76         12.0%        $  138            0.93%           2.00%            56%
2004                 0.00(c)        11.43         10.4            163            1.18            1.98             41
2003                   --           10.48         10.4            184            1.35            1.98             56
2002                   --            9.63         (5.9)           113            1.50            1.97             78
2001(d)                --           10.40         (7.7)             2            1.48(f)         1.92(f)          81
CLASS C
2005               $ 0.00(c)       $12.78         12.0%        $  982            0.92%           2.00%            56%
2004                 0.00(c)        11.45         10.5            846            1.19            1.98             41
2003                   --           10.49         10.5            456            1.35            1.98             56
2002                   --            9.62         (5.9)           284            1.50            1.97             78
2001(e)                --           10.40          2.3              7            1.48(f)         1.92(f)          81

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.47% (Class A) and 1.97% (Class B and Class C) for the periods ended September 30, 2005 and 2004; 1.45% (Class A) and 1.95% (Class B and Class C) for 2003; 1.42%
      (Class A) and 1.92% (Class B and Class C) for 2002; and 1.40% (Class A) and 1.90% (Class B and Class C) for 2001.

(b)   Per share data is calculated using the average shares outstanding method.

(c)   Amount represents less than $0.005 per share.

(d) From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.

(e) From September 25, 2001 through September 30, 2001, the period through which Class C Shares were continuously outstanding.

(f)   Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          WESTWOOD SMALLCAP EQUITY FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                         OPERATING PERFORMANCE                          DISTRIBUTIONS TO SHAREHOLDERS
                               ------------------------------------------     --------------------------------------------
                                                  NET
                                             REALIZED AND                                     IN EXCESS
                NET ASSET                     UNREALIZED          TOTAL           NET           OF NET
                 VALUE,           NET            GAIN             FROM         REALIZED        REALIZED
PERIOD ENDED    BEGINNING      INVESTMENT      (LOSS) ON       INVESTMENT       GAIN ON        GAIN ON           TOTAL
SEPTEMBER 30    OF PERIOD       LOSS(c)       INVESTMENTS      OPERATIONS     INVESTMENTS    INVESTMENTS     DISTRIBUTIONS
------------    ---------      ----------    ------------      ----------     -----------    -----------     -------------
CLASS A
2005              $ 9.07        $(0.04)         $ 2.22          $ 2.18             --             --               --
2004                8.18         (0.12)           1.01            0.89             --             --               --
2003                7.51         (0.10)           0.77            0.67             --             --               --
2002(f)             9.91         (0.09)          (2.31)          (2.40)            --             --               --
CLASS B
2005              $ 8.86        $(0.08)         $ 2.15          $ 2.07             --             --               --
2004                8.03         (0.17)           1.00            0.83             --             --               --
2003                7.41         (0.13)           0.75            0.62             --             --               --
2002                8.83         (0.16)          (1.26)          (1.42)            --             --               --
2001(d)            10.41         (0.10)          (1.48)          (1.58)            --             --               --
CLASS C
2005              $ 8.99        $(0.13)         $ 2.01          $ 1.88             --             --               --
2004                8.15         (0.17)           1.01            0.84             --             --               --
2003                7.47         (0.10)           0.78            0.68             --             --               --
2002(f)             9.91         (0.11)          (2.33)          (2.44)            --             --               --

                                                              RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                             -------------------------------------------------------------------------------------
                                                                                          OPERATING       OPERATING
                                 NET                          NET                         EXPENSES        EXPENSES
                                ASSET                       ASSETS,                        NET OF          BEFORE
                                VALUE,                      END OF           NET           WAIVERS/        WAIVERS/      PORTFOLIO
PERIOD ENDED   REDEMPTION       END OF        TOTAL         PERIOD       INVESTMENT       REIMBURSE-      REIMBURSE-     TURNOVER
SEPTEMBER 30     FEES(C)        PERIOD       RETURN+      (IN 000'S)        LOSS           MENTS(a)        MENTS(b)        RATE
------------   ----------       ------       -------      ----------     ----------       ---------       ----------     ---------
CLASS A
2005            $(0.00)(h)      $11.25        24.0%         $  131          (0.35)%           1.81%           2.69%        108%
2004              0.00(h)         9.07        10.9(g)          140          (1.31)            1.76            2.37         260
2003                --            8.18         8.9             112          (1.28)            1.78            2.24         329
2002(f)             --            7.51       (24.2)             71          (1.23)(e)         1.80(e)         2.01(e)      202
CLASS B
2005            $(0.00)(h)      $10.93        23.4%         $   10          (0.81)%           2.31%           3.17%        108%
2004              0.00(h)         8.86        10.3(g)           20          (1.93)            2.26            2.87         260
2003                --            8.03         8.4              65          (1.78)            2.28            2.74         329
2002                --            7.41       (16.1)             31          (1.73)            2.30            2.51         202
2001(d)             --            8.83       (15.2)             31          (2.02)(e)         2.34(e)         2.49(e)      184
CLASS C
2005            $(0.00)(h)      $10.87        20.9%         $  0.1          (1.40)%           2.31%           2.73%        108%
2004              0.00(h)         8.99        10.3(g)         10.0          (1.98)            2.26            2.87         260
2003                --            8.15         9.1           111.0          (1.78)            2.28            2.74         329
2002(f)             --            7.47       (24.6)            0.1          (1.73)(e)         2.30(e)         2.51(e)      202

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for Class A, Class B, and Class C would be 1.75%, 2.25%, and 2.25%, respectively, for each period.

(b)   During  the  period,   certain  fees  were   voluntarily   reduced  and/or
      reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c)   Per share data is calculated using the average shares outstanding method.

(d) From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.

(e)   Annualized.

(f) From November 26, 2001 through September 30, 2002, the period through which Class A Shares and Class C Shares were continuously outstanding.

(g) Total return excluding the effect of the reimbursement from the Fund's Adviser of $51,180 for the year ended September 30, 2004 was 10.5%, 10.0% and 9.9% for Class A, Class B, and Class C, respectively. The Adviser fully reimbursed the Fund for a loss on a transaction exceeding the Fund's investment restrictions, which otherwise would have reduced total return by 0.4%, 0.3%, and 0.4% for Class A, Class B, and Class C, respectively.

(h)   Amount represents less than $0.005 per share.



--------------------------------------------------------------------------------
44

--------------------------------------------------------------------------------

                          WESTWOOD MIGHTY MITESSM FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                            OPERATING PERFORMANCE                       DISTRIBUTIONS TO SHAREHOLDERS
                                  -----------------------------------------      -------------------------------------------
                                                     NET
                                                 REALIZED AND
                    NET ASSET        NET          UNREALIZED        TOTAL                           NET
                     VALUE,       INVESTMENT         GAIN            FROM           NET          REALIZED
PERIOD ENDED        BEGINNING       INCOME        (LOSS) ON       INVESTMENT     INVESTMENT       GAIN ON           TOTAL
SEPTEMBER 30        OF PERIOD     (LOSS)(e)      INVESTMENTS      OPERATIONS       INCOME       INVESTMENTS     DISTRIBUTIONS
------------        ---------     ---------     -------------     ----------       ------       -----------     -------------
CLASS A
2005                  $15.08       $(0.06)          $ 2.97           $ 2.91            --         $(1.29)          $(1.29)
2004                   13.46        (0.06)            1.84             1.78            --          (0.16)           (0.16)
2003                   11.36        (0.05)            2.26             2.21        $(0.06)         (0.05)           (0.11)
2002(h)                10.97        (0.01)            0.40             0.39            --             --               --
2001                   14.00         0.09            (0.59)           (0.50)        (0.07)         (2.46)           (2.53)
CLASS B
2005                  $14.82       $(0.14)          $ 2.92           $ 2.78            --         $(1.29)          $(1.29)
2004                   13.30        (0.14)            1.82             1.68            --          (0.16)           (0.16)
2003                   11.24        (0.11)            2.22             2.11            --          (0.05)           (0.05)
2002                   10.96        (0.02)            0.34             0.32        $(0.04)            --            (0.04)
2001(f)                11.92         0.00(d)         (0.96)           (0.96)           --             --               --
CLASS C
2005                  $14.77       $(0.14)          $ 2.90           $ 2.76            --         $(1.29)          $(1.29)
2004                   13.25         0.02             1.66             1.68            --          (0.16)           (0.16)
2003                   11.19        (0.12)            2.23             2.11            --          (0.05)           (0.05)
2002                   10.98        (0.06)            0.37             0.31        $(0.10)            --            (0.10)
2001(g)                12.25         0.00(d)         (1.27)           (1.27)           --             --               --

                                                                   RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                                --------------------------------------------------------------------------------
                                                                                          OPERATING      OPERATING
                                      NET                       NET                        EXPENSES       EXPENSES
                                     ASSET                    ASSETS,        NET            NET OF         BEFORE
                                     VALUE,                   END OF     INVESTMENT        WAIVERS/       WAIVERS/     PORTFOLIO
PERIOD ENDED      REDEMPTION        END OF       TOTAL        PERIOD       INCOME         REIMBURSE-     REIMBURSE-     TURNOVER
SEPTEMBER 30        FEES(e)         PERIOD      RETURN+     (IN 000'S)     (LOSS)          MENTS(a)        MENTS(b)       RATE
------------      ----------        ------      -------     ----------   ---------        ---------      ----------    ---------
CLASS A
2005                $ 0.00(d)       $16.70        20.1%         $ 41        (0.41)%           1.75%         2.00%            9%
2004                  0.00(d)        15.08        13.3            39        (0.42)            1.75          1.91            36
2003                    --           13.46        19.7            33        (0.46)            1.75          1.91            14
2002(h)                 --           11.36         3.6             1         0.02             1.75          2.03            18
2001                    --           10.97        (3.1)           47         0.73             1.77          2.45            66
CLASS B
2005                $ 0.00(d)       $16.31        19.6%         $433        (0.89)%           2.25%         2.49%            9%
2004                  0.00(d)        14.82        12.7           400        (0.95)            2.25          2.41            36
2003                    --           13.30        18.9           517        (0.96)            2.25          2.41            14
2002                    --           11.24         2.9             4        (0.48)            2.25          2.53            18
2001(f)                 --           10.96        (8.1)            4         0.23(c)          2.27(c)       2.95(c)         66
CLASS C
2005                $ 0.00(d)       $16.24        19.5%         $327        (0.91)%           2.25%         2.49%            9%
2004                  0.00(d)        14.77        12.7           308        (0.89)            2.25          2.41            36
2003                    --           13.25        19.0            99        (0.96)            2.25          2.41            14
2002                    --           11.19         2.8            59        (0.48)            2.25          2.53            18
2001(g)                 --           10.98       (10.4)           19         0.23(c)          2.27(c)       2.95(c)         66

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for Class A, Class B, and Class C would be 1.75%, 2.25%, and 2.25%, respectively, for fiscal years ended September 30, 2001, 2002, and 2003.

(b)   During  the  period,   certain  fees  were   voluntarily   reduced  and/or
      reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c)   Annualized.

(d)   Amount represents less than $0.005 per share.

(e)   Per share data is calculated using the average shares outstanding method.

(f) From June 6, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.

(g) From August 3, 2001 through September 30, 2001, the period through which Class C Shares were continuously outstanding.

(h) From November 26, 2001 through September 30, 2002, the period through which Class A Shares were continuously outstanding. From October 1, 2001 through November 25, 2001, no Class A Shares were outstanding.



--------------------------------------------------------------------------------

                              WESTWOOD INCOME FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                            OPERATING PERFORMANCE                        DISTRIBUTIONS TO SHAREHOLDERS
                              --------------------------------------------     ---------------------------------------------
                                                  NET
                                              REALIZED AND
                 NET ASSET        NET          UNREALIZED         TOTAL                            NET
                  VALUE,      INVESTMENT          GAIN             FROM            NET          REALIZED
PERIOD ENDED     BEGINNING      INCOME         (LOSS) ON        INVESTMENT     INVESTMENT        GAIN ON           TOTAL
SEPTEMBER 30     OF PERIOD     (LOSS)(d)      INVESTMENTS       OPERATIONS       INCOME        INVESTMENTS     DISTRIBUTIONS
------------     ---------     ---------      -----------       ----------     ----------      -----------     -------------
CLASS A
2005               $14.33       $ 0.29          $ 3.13             $ 3.42       $(0.26)          $(0.73)          $(0.99)
2004                12.00         0.51            2.12               2.63        (0.26)           (0.04)           (0.30)
2003                10.04         0.38            1.85               2.23        (0.27)              --            (0.27)
2002                 9.76         0.41            0.30               0.71        (0.43)              --            (0.43)
2001(e)              9.24         0.02            0.70               0.72        (0.20)              --            (0.20)
CLASS B
2005               $14.33       $ 0.18          $ 3.16             $ 3.34       $(0.08)          $(0.73)          $(0.81)
2004                12.04         0.25            2.35               2.60        (0.27)           (0.04)           (0.31)
2003                10.07         0.27            1.91               2.18        (0.21)              --            (0.21)
2002(f)              9.90         0.36            0.22               0.58        (0.41)              --            (0.41)
CLASS C
2005               $14.66       $ 0.25          $ 3.17             $ 3.42       $(0.09)          $(0.73)          $(0.82)
2004                12.32         0.24            2.41               2.65        (0.27)           (0.04)           (0.31)
2003                10.26         0.32            1.99               2.31        (0.25)              --            (0.25)
2002(f)              9.90         0.09            0.49               0.58        (0.22)              --            (0.22)

                                                                  RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                                -----------------------------------------------------------------------------------
                                                                                           OPERATING       OPERATING
                                      NET                      NET                         EXPENSES        EXPENSES
                                     ASSET                   ASSETS,          NET            NET OF          BEFORE
                                    VALUE,                   END OF       INVESTMENT        WAIVERS/        WAIVERS/      PORTFOLIO
PERIOD ENDED      REDEMPTION        END OF      TOTAL        PERIOD         INCOME         REIMBURSE-      REIMBURSE-      TURNOVER
SEPTEMBER 30        FEES(d)         PERIOD     RETURN+     (IN 000'S)       (LOSS)          MENTS(a)        MENTS(b)         RATE
------------      ----------        ------     -------     ----------     ---------        ----------      ----------     ---------
CLASS A
2005              $ 0.00(g)         $16.76       24.6%         $93          1.87%            1.87%            3.03%           58%
2004                0.00(g)          14.33       22.2            5          3.96             1.79             2.10            28
2003                  --             12.00       22.6           10          3.45             1.81             2.30            33
2002                  --             10.04        7.2            3          4.17             1.84             2.86            47
2001(e)               --              9.76        7.8            3          4.02(c)          1.90(c)          4.77(c)         64
CLASS B
2005              $ 0.00(g)         $16.86       23.9%         $ 2          1.14%            2.37%            3.18%           58%
2004                0.00(g)          14.33       21.8            2          1.86             2.29             2.60            28
2003                  --             12.04       22.0            2          2.95             2.31             2.80            33
2002(f)               --             10.07        5.8           10          3.67(c)          2.34(c)          3.36(c)         47
CLASS C
2005              $ 0.00(g)         $17.26       23.9%         $16          1.56%            2.37%            3.41%           58%
2004                0.00(g)          14.66       21.7            5          1.79             2.29             2.60            28
2003                  --             12.32       22.8            4          2.95             2.31             2.80            33
2002(f)               --             10.26        5.8          0.1          3.67(c)          2.34(c)          3.36(c)         47

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for Class A, Class B, and Class C would be 1.75%, 2.25%, and 2.25%, respectively, for each period.

(b)   During  the  period,   certain  fees  were   voluntarily   reduced  and/or
      reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c)   Annualized.

(d)   Per share data is calculated using the average shares outstanding method.

(e) From May 9, 2001 through September 30, 2001, the period through which Class A Shares were continuously outstanding.

(f) From November 26, 2001 through September 30, 2002, the period through which Class B and C Shares were continuously outstanding.

(g)   Amount represents less than $0.005 per share.



--------------------------------------------------------------------------------
46

--------------------------------------------------------------------------------

                         WESTWOOD INTERMEDIATE BOND FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                           OPERATING PERFORMANCE                         DISTRIBUTIONS TO SHAREHOLDERS
                               ---------------------------------------------    --------------------------------------------
                                                     NET
                                                  REALIZED
                 NET ASSET                           AND             TOTAL                         NET
                   VALUE,          NET         UNREALIZED GAIN       FROM           NET          REALIZED
PERIOD ENDED     BEGINNING     INVESTMENT         (LOSS) ON       INVESTMENT    INVESTMENT       GAIN ON           TOTAL
SEPTEMBER 30     OF PERIOD      INCOME(c)        INVESTMENTS      OPERATIONS      INCOME       INVESTMENTS     DISTRIBUTIONS
------------     ---------     ----------      ---------------    ----------    ----------     -----------     -------------
CLASS A
2005              $11.18        $ 0.33              $(0.16)          $ 0.17       $(0.33)        $(0.09)          $(0.42)
2004               11.31          0.32               (0.12)            0.20        (0.32)         (0.01)           (0.33)
2003               11.30          0.30                0.01             0.31        (0.30)            --            (0.30)
2002               10.82          0.44                0.48             0.92        (0.44)            --            (0.44)
2001(d)            10.55          0.09                0.27             0.36        (0.09)            --            (0.09)
CLASS B
2005              $11.18        $ 0.26              $(0.16)          $ 0.10       $(0.26)        $(0.09)          $(0.35)
2004               11.30          0.25               (0.11)            0.14        (0.25)         (0.01)           (0.26)
2003               11.29          0.23                  --             0.23        (0.22)            --            (0.22)
2002               10.82          0.37                0.47             0.84        (0.37)            --            (0.37)
2001(e)            10.53          0.22                0.29             0.51        (0.22)            --            (0.22)
CLASS C(G)
2005              $11.17        $ 0.27              $(0.12)          $ 0.15       $(0.41)        $(0.09)          $(0.50)
2004               11.30          0.25               (0.09)            0.16        (0.28)         (0.01)           (0.29)
2003               11.29          0.22                0.01             0.23        (0.22)            --            (0.22)
2002(h)            10.84          0.35                0.45             0.80        (0.35)            --            (0.35)

                                                                  RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                              -------------------------------------------------------------------------------------
                                                                                            OPERATING       OPERATING
                                                                                            EXPENSES         EXPENSES
                                     NET                  NET ASSETS,                        NET OF           BEFORE
                                ASSET VALUE,                END OF            NET           WAIVERS/         WAIVERS/     PORTFOLIO
PERIOD ENDED      REDEMPTION       END OF      TOTAL        PERIOD        INVESTMENT       REIMBURSE-       REIMBURSE-     TURNOVER
SEPTEMBER 30        FEES(C)        PERIOD     RETURN+     (IN 000'S)        INCOME          MENTS(a)         MENTS(b)        RATE
------------      ----------    ------------  -------    -----------      ----------       ----------       ----------    ----------
CLASS A
2005               $(0.00)(i)      $10.93       1.6%        $ 58             3.00%            1.14%            1.88%          33%
2004                 0.00(i)        11.18       1.8           75             2.88             1.12             1.86           32
2003                   --           11.31       2.8          138             2.60             1.16             1.67           73
2002                   --           11.30       8.8           56             3.96             1.15             1.79           46
2001(d)                --           10.82       3.4           93             4.80(f)          1.17(f)          2.12(f)        77
CLASS B
2005               $(0.00)(i)      $10.93       0.9%        $381             2.34%            1.79%            2.53%          33%
2004                 0.00(i)        11.18       1.3          456             2.23             1.77             2.51           32
2003                   --           11.30       2.1          502             1.95             1.81             2.32           73
2002                   --           11.29       8.0          229             3.31             1.80             2.44           46
2001(e)                --           10.82       4.9           23             4.15(f)          1.82(f)          2.77(f)        77
CLASS C(g)
2005               $(0.00)(i)      $10.82       1.4%        $0.1             2.50%            1.79%            2.90%          33%
2004                 0.00(i)        11.17       1.5            0             2.21             1.77             2.51           32
2003                   --           11.30       2.1           46             1.95             1.81             2.32           73
2002(h)                --           11.29       7.6           50             3.31(f)          1.80(f)          2.44(f)        46

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for Class A, Class B, and Class C, would be 1.10%, 1.75%, and 1.75%, respectively, for each period.

(b)   During  the  period,   certain  fees  were   voluntarily   reduced  and/or
      reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c)   Per share data is calculated using the average shares outstanding method.

(d) From July 26, 2001 through September 30, 2001, the period through which Class A Shares were continuously outstanding.

(e) From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.

(f)   Annualized.

(g) Class C Shares were outstanding for the periods March 21, 2001 through March 26, 2001 and July 18, 2001 through July 24, 2001. Financial Highlights are not presented for Class C Shares for these periods as the information is not considered meaningful.

(h) From October 22, 2001 through September 30, 2002, the period through which Class C Shares were continuously outstanding.

(i)   Amount represents less than $0.005 per share.



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                    WESTWOOD FUNDS AND YOUR PERSONAL PRIVACY


WHO ARE WE?

The Westwood Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940.We are managed by Gabelli Advisers, Inc., which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A WESTWOOD FUNDS CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission.They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Funds and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               THE WESTWOOD FUNDS

                              WESTWOOD EQUITY FUND
                             WESTWOOD BALANCED FUND
                          WESTWOOD SMALLCAPEQUITY FUND
                         WESTWOOD MIGHTY MITES(SM) FUND
                              WESTWOOD INCOME FUND
                         WESTWOOD INTERMEDIATE BOND FUND


                           CLASS A, B, C, AND I SHARES


================================================================================

FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' semi-annual and audited annual reports to shareholders contain additional information on each of the Fund's investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.


--------------------------------------------------------------------------------

 You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Funds by contacting:

                               The Westwood Funds
                              One Corporate Center
                               Rye, NY 10580-1422
                     Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com

--------------------------------------------------------------------------------


You can review and/or copy the Funds' Prospectuses, reports, and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:


      o     Free from the Funds' website at www.gabelli.com.

      o For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 202-942-8090.

      o Free from the EDGAR Database on the Commission's website at www.sec.gov.

(Investment Company Act File Number: 811-04719)

--------------------------------------------------------------------------------

                               THE WESTWOOD FUNDS

                              WESTWOOD EQUITY FUND
                             WESTWOOD BALANCED FUND
                          WESTWOOD SMALLCAP EQUITY FUND
                         WESTWOOD MIGHTY MITES(SM) FUND
                              WESTWOOD INCOME FUND
                         WESTWOOD INTERMEDIATE BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                January 30, 2006


         The Westwood Funds (the "Trust") currently consists of six separate investment portfolios referred to as the Westwood Equity Fund (the "Equity Fund"), the Westwood Balanced Fund (the "Balanced Fund"), the Westwood SmallCap Equity Fund (the "SmallCap Equity Fund"), the Westwood Mighty Mites FundSM (the "Mighty Mites Fund"), the Westwood Income Fund (the "Income Fund") (formerly known as the Westwood Realty Fund), and the Westwood Intermediate Bond Fund (the "Intermediate Bond Fund") (individually, each a "Fund", and collectively, the "Funds").

         This Statement of Additional Information ("SAI"), which is not a prospectus, provides information about each of the Funds. This SAI is incorporated by reference in its entirety into the Prospectus. The SAI should be read in conjunction with the Funds' current Prospectuses for Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class AAA Shares dated January 30, 2006. For a free copy of the Prospectuses, please contact the Funds at the address, telephone number or Internet website printed below.


                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)

                                 WWW.GABELLI.COM

                                TABLE OF CONTENTS



                                                                          PAGE

GENERAL INFORMATION AND HISTORY...........................................  2
INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES.............................  2
MANAGEMENT OF THE FUNDS................................................... 19
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS................................ 26
INVESTMENT ADVISORY AND OTHER SERVICES.................................... 34
DISTRIBUTION PLANS........................................................ 44
PURCHASE AND REDEMPTION OF SHARES......................................... 46
DETERMINATION OF NET ASSET VALUE.......................................... 47
SHAREHOLDER SERVICES...................................................... 48
TAXES..................................................................... 48
INFORMATION ABOUT THE FUNDS............................................... 52
FINANCIAL STATEMENTS...................................................... 53
APPENDIX..................................................................A-1

                         GENERAL INFORMATION AND HISTORY



         The Trust is a diversified, open-end management investment company organized as a Massachusetts business trust on June 12, 1986. On December 24, 2004, the Board of Trustees approved a change in the name of the Trust from "The Gabelli Westwood Funds" to "The Westwood Funds" and the names of each series to exclude the name "Gabelli" before the name "Westwood" (I.E., "Westwood Equity Fund"). At a special meeting of shareholders held on June 24, 2005, shareholders voted to change the name of the "Westwood Realty Fund" to the "Westwood Income Fund" and voted to approve changes to the Fund's investment objective, effective July 18, 2005. The Trust operates a multi-class structure pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended (the "1940 Act").


                  INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

         The Prospectuses discuss the investment objectives of each Fund and the principal strategies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which each Fund may invest, additional strategies that each Fund may utilize and certain risks associated with such investments and strategies.


         The Funds will not (i) engage in the short-selling of securities, (ii) engage in arbitrage, or (iii) as a fundamental policy, issue senior securities (collateral arrangements with regard to initial and variation margin on futures and options transactions shall not be considered the issuance of a senior security), except as permitted by Investment Restriction No. 7 set forth under "Investment Restrictions" below. However, the Mighty Mites Fund may engage in short-selling of securities and in arbitrage.

CONVERTIBLE SECURITIES (ALL FUNDS). A convertible security is a fixed-income security, such as a bond or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed stream of income (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

         In general, the market value of a convertible security is the higher of its "investment value" (I.E., its value as a fixed-income security) or its "conversion value" (I.E., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock.


U.S. GOVERNMENT SECURITIES (ALL FUNDS). Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and dates of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA"), by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. A Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

REPURCHASE AGREEMENTS (ALL FUNDS). Repurchase agreements involve the acquisition by a Fund of a security, subject to an obligation of the seller to repurchase, and the Fund to resell, the security at a fixed price, usually not more than one week after its purchase. The Funds' custodian will have custody of securities acquired by the Fund under a repurchase agreement and the Fund will segregate cash or other liquid assets in an amount sufficient to cover its obligation to resell the securities. Repurchase agreements are considered by the Securities and Exchange Commission ("SEC") to be loans by a Fund. In an attempt to reduce the risk of incurring a loss on the repurchase agreement, a Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York with respect to highest rated securities of the type in which a Fund may invest. It will also require that the repurchase agreement be at all times fully collateralized in an amount at least equal to the repurchase price including accrued interest earned on the underlying securities, and that the underlying securities be marked to market every business day to assure that the repurchase agreement remains fully collateralized. Certain costs may be incurred by a Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. If bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. A Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

BORROWING (ALL FUNDS). Each Fund (i) may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made and (ii) may pledge, hypothecate, mortgage or otherwise encumber its assets, but only in an amount up to 10% of the value of its total assets to secure borrowings for temporary or emergency purposes, or up to 20% in connection with the purchase and sale of put and call options.

BANK OBLIGATIONS (ALL FUNDS). Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

COMMERCIAL PAPER (ALL FUNDS). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions (see "Variable and Floating Rate Demand and Master Demand Notes" below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such instruments.

CERTIFICATES OF DEPOSIT (ALL FUNDS). Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit (CDs) may be purchased by the Funds are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

         The Funds may purchase CDs issued by banks, savings and loan associations, and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided a Fund purchases any such CD in a principal amount of no more than $100,000, which amount would be fully insured by the FDIC. Interest payments on such a CD are not insured by the FDIC. A Fund would not own more than one such CD per issuer.

OTHER MUTUAL FUNDS (ALL FUNDS). Each Fund may invest in shares of other management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees. Each such purchase must comply with the applicable requirements of the 1940 Act or any exemptive order issued thereunder.

CORPORATE DEBT SECURITIES (ALL FUNDS). A Fund's investments in corporate debt may include U.S. dollar or foreign currency-denominated corporate bonds, debentures, notes, and other similar corporate debt instruments of domestic and foreign issuers, which meet the minimum ratings and maturity criteria established for each Fund under the direction of the Board of Trustees and Gabelli Advisers, Inc. (the "Adviser") or, if unrated, are in the Adviser's opinion comparable in quality to rated corporate debt securities in which each Fund may invest. The rate of return or return of principal on some debt obligations in which the Funds may invest may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         The Equity Fund and SmallCap Equity Fund may invest, in normal circumstances, up to 20%, and Mighty Mites Fund, up to 35%, of their respective total assets in U.S. dollar- and foreign currency-denominated debt securities of domestic and foreign issuers, which are rated at least "BBB" by Standard & Poor's Rating Services ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's") (except with respect to investments in commercial paper which will consist only of direct obligations that at the time of purchase are rated in the highest rating category by Moody's or S&P) or, if unrated, are determined to be of comparable quality by the Adviser, or in index options when it is believed they hold less risk or greater potential for capital appreciation than equity securities. Such investments are made without regard to the remaining maturities of such securities. (Investment grade debt securities are those which are rated at least "BBB" by S&P or "Baa" by Moody's). The Equity Fund may invest up to 10% of its total assets in debt securities (other than commercial paper) that are rated below investment grade or, if unrated, determined to be below investment grade. These investments generally carry a high degree of risk and are sometimes referred to as "high yield, high risk" securities by the investment community (see "Lower Rated Securities" below for more complete information). The Equity Fund will not invest in below investment grade securities which are rated below "C" by S&P or Moody's.

         Debt securities rated "BBB" by S&P or "Baa" by Moody's are considered medium grade obligations. Securities rated "Baa" by Moody's lack outstanding investment characteristics and in fact have speculative characteristics as well, while those rated "BBB" by S&P are regarded as having an adequate capacity to pay principal and interest. Securities rated in these categories are generally more sensitive to economic changes than higher rated securities. See the "Appendix" in this SAI for more details on the ratings of Moody's and S&P.

LOWER RATED SECURITIES (ALL FUNDS). Debt securities rated lower than investment grade involve much greater risk of principal and income, and often involve greater volatility of price, than securities in the higher rating categories. They are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories. In this connection, there have been recent instances of such defaults and bankruptcies which were not foreseen by the financial and investment communities. The lower quality and unrated obligations in which the Funds may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighted by large uncertainties or major risk exposures to adverse conditions. The value of such obligations may be more susceptible to real and perceived adverse economic or industry conditions than is the case of higher rated securities. The Funds are dependent on the Adviser's judgment, analysis and experience in the evaluation of high yield obligations. In evaluating the creditworthiness of a particular issue, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, the ability of the issuer's management and regulatory matters. The Adviser will attempt to reduce the risks of investing in lower rated or unrated obligations through active portfolio management, diversification, credit analysis, and attention to current developments and trends in the economy and the financial markets. The Funds will also take such action as they consider appropriate in the event of anticipated financial difficulties, default, or bankruptcy of the issuers of any such obligation.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (ALL FUNDS). A Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions, and similar taxable and tax exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. A Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments which are not readily marketable, will be limited to an aggregate total of 10% of that Fund's net assets.

         A Fund may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this SAI for commercial paper obligations.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES (ALL FUNDS). New issues of fixed-income securities usually are offered on a when-issued or delayed-delivery basis, which means that delivery and payment for such securities ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on such securities are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a when-issued or delayed-delivery security prior to its stated delivery date. No additional when-issued commitments will be made if more than 20% of a Fund's net assets would be so committed.

         Securities purchased on a when-issued or delayed-delivery basis and certain other securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, I.E., appreciating when interest rates decline and depreciating when interest rates rise) based on the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to the risk that such fluctuations will occur prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve an additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of a Fund consisting of cash or other liquid securities at least equal at all times to the amount of the when-issued commitments will be established and maintained at the Fund's custodian bank.

FOREIGN SECURITIES (ALL FUNDS). Each Fund may invest directly in both sponsored and unsponsored U.S. dollar- or foreign currency-denominated corporate debt securities, certificates of deposit, and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies, and instrumentalities, international agencies and supranational entities, and the Equity Fund, Balanced Fund, SmallCap Equity Fund, Mighty Mites Fund, and Income Fund may invest up to 25% of their respective total assets directly in foreign equity securities and in securities represented by European Depositary Receipts ("EDRs") or American Depositary Receipts ("ADRs"). ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit of a security of a foreign issuer with a bank, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. The Intermediate Bond Fund does not expect to invest more than 25% of its assets in securities of foreign issuers.

         Thus, investment in shares of the Funds should be made with an understanding of the risks inherent in an investment in foreign securities either directly or in the form of ADRs or EDRs, including risks associated with government, economic, monetary, and fiscal policies, possible foreign withholding taxes, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. Investment in obligations of foreign issuers and in direct obligations of foreign nations involves somewhat different investment risks than those affecting obligations of United States domestic issuers. Foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to domestic issuers. In addition, for the foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934 (the "1934 Act"), there may be less publicly available information than is available from a domestic issuer. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or charge withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization, or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls. In addition, with respect to all ADRs and EDRs, there is always the risk of loss due to currency fluctuations.

         There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody, and dividend payment.

         In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers, and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

ZERO  COUPON  AND  PAYMENT  IN  KIND  SECURITIES  (THE  BALANCED  FUND  AND  THE
INTERMEDIATE BOND FUND). A Fund may invest in zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in kind ("PIK securities"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. As a result, a Fund may have to sell securities at a time when it may be disadvantageous to do so.

REAL ESTATE INVESTMENT SECURITIES ("REITS") (ALL FUNDS). A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests. The Funds may invest in REITs and real estate operating companies, as well as other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development, or companies whose financial prospects are deemed by the Adviser to be real estate oriented and consistent with the Fund's investment objectives. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, the Funds may invest in securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REIT's investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

         REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

DERIVATIVES (ALL FUNDS) The Funds may invest in derivative securities as described below; however, none of the Funds have a present intention to utilize one or more of the various practices such that five percent or more of a Fund's net assets will be at risk with respect to derivative practices. The successful use by a Fund of derivatives is subject to the Adviser's ability to predict correctly movements in one or more underlying instruments, indices, stocks, the market generally, or a particular industry. The use of derivatives requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance of a Fund's successful use of derivatives if and when utilized.

CALL AND PUT OPTIONS ON SPECIFIC SECURITIES (THE EQUITY FUND, THE BALANCED FUND, THE SMALLCAP EQUITY FUND, THE MIGHTY MITES FUND AND THE INCOME FUND). These Funds may invest up to 5% of their assets, represented by the premium paid, in the purchase of call and put options on specific securities. A Fund may write covered call and put options on securities to the extent of 10% of the value of its net assets at the time such option contracts are written. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of a call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on a Fund's portfolio securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to, or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money", and "out-of-the money", respectively. A Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

         So long as a Fund's obligation as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the national securities exchange on which the option is written.

         An options position may be closed out only where there exists a secondary market for an option of the same series on a recognized national securities exchange or in the over-the-counter market. As a result, and because of current trading conditions, the Funds expect to purchase only call or put options issued by the Clearing Corporation. The Funds expect to write options on national securities exchanges and in the over-the-counter market.

         While it may choose to do otherwise, a Fund generally purchases or writes only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the facilities of the Clearing Corporation and the national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts, or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         A covered call option written by the Fund, which is a call option with respect to which the Fund owns the underlying security, exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying security. A put option sold by a Fund is covered when, among other things, cash, cash equivalents, or U.S. government securities or other liquid debt securities are placed in a segregated account to fulfill the obligation undertaken.

         A Fund treats options in respect of specific securities that are not traded on a national securities exchange, and the underlying security, as not readily marketable and, therefore, subject to the limitations under "Certain Fundamental Policies" below.

STOCK INDEX OPTIONS (THE EQUITY FUND, THE BALANCED FUND, THE SMALLCAP EQUITY FUND, THE MIGHTY MITES FUND, AND THE INCOME FUND). These Funds may purchase and write put and call options on stock indices listed on national securities exchanges in order to realize their investment objectives or for the purpose of hedging their portfolio. Should a Fund seek to engage in transactions concerning put and call options on stock indices, options would be purchased or written with respect to not more than 25% of the value of the Fund's net assets. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100 Stock Index. Indices may also be based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

         Options on stock  indices are  similar to options on stock  except that
(a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the difference between the closing level of the stock index upon which the option is based and the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices is subject to the

Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         A Fund engages in stock index option transactions only when determined by the Adviser to be consistent with the Fund's investment objectives. There can be no assurance that the use of these portfolio strategies will be successful. When a Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian, cash or other liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or the Fund will otherwise cover the transaction. Although a Fund intends to purchase or write only those stock index options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain stock index options, with the result that a Fund would have to exercise those options which it has purchased in order to realize any profit. With respect to stock index options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying securities used as cover during the period it is obligated under an option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

FUTURES TRANSACTIONS - IN GENERAL (ALL FUNDS). The Funds are not commodity pools. However, the Funds may engage in futures transactions, including those relating to indices, as described below.

         A Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, a Fund may not engage in such activities if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options would exceed 5% of the fair market value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

         In connection with its futures transactions, a Fund will establish and maintain at its custodian bank or qualified futures commission merchant a segregated account consisting of cash or other liquid securities in an amount generally equal to the market value of the underlying commodity less any amount deposited as margin. The segregation of such assets will not have the effect of limiting a Fund's ability to otherwise invest those assets.

         Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents equal to approximately 5% to 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position at the then prevailing price, which will operate to terminate the Fund's existing position in the contract.

         Although a Fund will intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         In addition, due to the risk of an imperfect correlation between securities in the Fund's portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as accurately anticipated when the hedge is established.

INTEREST RATE FUTURES  CONTRACTS  (THE BALANCED FUND AND THE  INTERMEDIATE  BOND
FUND). The Funds may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. A Fund may not purchase or sell interest rate futures contracts if, immediately thereafter, more than 25% of its net assets would be hedged. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury Bonds, U.S. Treasury Notes, GNMA Certificates, and three-month U.S. Treasury Bills.

         Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. government securities and the Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher yielding short-term securities or waiting for the long-term market to stabilize.

STOCK INDEX FUTURES CONTRACTS (THE EQUITY FUND, THE BALANCED FUND, THE SMALLCAP EQUITY FUND, THE MIGHTY MITES FUND AND THE INCOME FUND). These Funds may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

         The Funds intend to utilize stock index futures contracts only for the purpose of attempting to protect the value of their common stock portfolios in the event of a decline in stock prices and, therefore, usually will be sellers of stock index futures contracts. This risk management strategy is an alternative to selling securities in a portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which the Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If a Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

         A Fund will intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. While incidental to its securities activities, a Fund may use stock index futures as a substitute for a comparable market position in the underlying securities.

         There can be no assurance of a Fund's successful use of stock index futures as a hedging device. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index because of certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than the margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction. A Fund may not purchase or sell stock index futures contracts if, immediately thereafter, more than 25% of its net assets would be hedged.

         Successful use of stock index futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES (ALL FUNDS). The Funds may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

         The Funds may use options on futures contracts solely for bona fide hedging or other appropriate risk management purposes. If a Fund purchases a call (put) option on a futures contract, it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by a Fund for the option. If market conditions do not favor the exercise of the option, a Fund's loss is limited to the amount of such premium and transaction costs paid by the Fund for the option.

         If a Fund writes a call (put) option on a futures contract, the Fund receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, a Fund gains the amount of the premium, which may partially offset unfavorable changes due to interest rate or currency exchange rate fluctuations in the value of securities held or to be acquired for the Fund's portfolio. If the option is exercised, a Fund will incur a loss, which will be reduced by the amount of the premium it receives. However, depending on the degree of correlation between changes in the value of its portfolio securities (or the currency in which they are denominated) and changes in the value of futures positions, a Fund's losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

         The holder or writer of an option on futures contracts may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         The risks associated with these transactions are similar to those described above with respect to options on securities. A Fund may not purchase or write options on futures if, immediately thereafter, more than 25% of its net assets would be hedged.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (ALL FUNDS). The Funds may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         The Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

         The Funds will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Funds' custodian will place cash or other liquid high grade debt securities into a segregated account of a Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts.

         The Funds generally will not enter into a forward contract with a term of greater than one year. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time.

         While the Funds will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions.

Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge or may expose the Fund to risk of foreign exchange loss.

MORTGAGE-RELATED SECURITIES (THE BALANCED FUND AND THE INTERMEDIATE BOND FUND). Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

         Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline and generally may also increase the inherent volatility of the mortgage-related security by effectively converting short-term debt instruments into long-term debt instruments; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities.

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

         Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity and principal payment schedule. To the extent a particular CMO is issued by an investment company, a Fund's ability to invest in such CMOs will be limited. See "Investment Restrictions" below.

OTHER  ASSET-BACKED  SECURITIES  (THE  BALANCED FUND AND THE  INTERMEDIATE  BOND
FUND). Other asset-backed securities (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables ("CARS
(SM)"). CARS (SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS (SM) are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust or by the existence of a subordinated class of securities. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS (SM) if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For asset-backed securities, the industry standard uses a principal prepayment model, the ABS model, which is similar to the PSA described previously under "Mortgage-Related Securities." Either the PSA model, the ABS model, or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in asset-backed securities.

SHORT SALES AGAINST THE BOX (MIGHTY MITES FUND). The Mighty Mites Fund may sell securities "short against the box." While a short sale is the sale of a security that the Mighty Mites Fund does not own, it is "against the box" if at all times when the short position is open the Mighty Mites Fund owns an equal amount of securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale.

         The Mighty Mites Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Mighty Mites Fund or security convertible into, or exchangeable for, the security, or when the Mighty Mites Fund does not want to sell the security it owns, because among other reasons, it wishes to defer recognition of gain or loss for U.S. federal income tax purposes. The Mighty Mites Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Mighty Mites Fund, because the Mighty Mites Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). To a limited extent, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Funds consider collateral consisting of U.S. government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Funds to be the equivalent of cash. Such loans may not exceed 33-1/3% of a Fund's total assets. From time to time, a Fund may return to the borrower and/or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The SEC currently requires that the following conditions must be met whenever a Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Trust's Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

         Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.


ILLIQUID SECURITIES AND RULE 144A SECURITIES (ALL FUNDS). Each Fund may invest its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Illiquid securities do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"), or other restricted securities, which have been determined to be liquid in accordance with procedures established by the Trust's Board of Trustees.

         The Funds have adopted fundamental policies with respect to investments in illiquid securities (see Investment Restrictions Nos. 10 and 11 below). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. As a result, the fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Each Fund may invest up to 10% (except for the SmallCap Equity Fund, Mighty Mites Fund and Income Fund which may invest up to 15%) of its net assets in illiquid securities, including certain restricted securities issued under
Section 4(2) of the Securities Act. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will generally be treated as illiquid and subject to each Fund's investment restriction on illiquid securities unless such securities are eligible for resale under Rule 144A and are deemed to be liquid in accordance with the procedures described below.


         The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Funds to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.


         The Adviser will monitor the liquidity of restricted securities eligible for resale under Rule 144A in a Fund's portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities which are considered to be illiquid to assure that the total of all such Rule 144A securities held by a Fund does not exceed 10% of the Fund's average daily net assets (except for the SmallCap Equity Fund, Mighty Mites Fund, and Income Fund, which may invest up to 15%).


OTHER INVESTMENT CONSIDERATIONS. Investment decisions for each Fund are made independently from those of other investment advisory accounts that may be advised by the Adviser or Westwood Management Corp. ("Westwood" or the "Sub-Adviser"). However, if such other investment advisory accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Fund invests at the same time as the Fund, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by the Fund.


INVESTMENT RESTRICTIONS. The Funds have adopted the following restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of each Fund's outstanding voting shares. The term "majority," as defined by the 1940 Act when referring to the approvals to be obtained from shareholders in connection with changing fundamental policies of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund (or class) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Fund (or class). Each Fund, except as otherwise indicated, may not:


         1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer. This restriction applies only with respect to 75% of each Fund's total assets. For purposes of this restriction, these limitations do not apply with respect to securities issued by the U.S. government, its agencies or instrumentalities.

         2. Purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer. This restriction applies only with respect to 75% of each Fund's total assets.

         3. Each Fund, other than the Mighty Mites Fund, may not purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of a Fund's investments in all such companies to exceed 5% of the value of its total assets.

         4. Purchase or retain the securities of any issuer if the officers or Trustees of the Funds or the officers or Directors of the Adviser who individually own beneficially more than _ of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

         5. Purchase, hold, or deal in commodities or commodity contracts, but the Funds may engage in transactions involving futures contracts and related options, including the futures and related options transactions as described in this SAI.

         6. Purchase, hold, or deal in real estate, or oil and gas interests, but the Funds may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

         7. Borrow money or pledge, mortgage, or hypothecate its assets, except as described in this SAI and in connection with entering into futures contracts, but the deposit of assets in escrow in connection with the writing of covered call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margins for futures contracts will not be deemed to be pledges of a Fund's assets.

         8. Lend any funds or other assets except through the purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities, or the purchase of bankers' acceptances and commercial paper of corporations. However, each Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust's Trustees.

         9. Act as an underwriter of securities of other issuers.

         10. The Equity Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, including certain securities which are subject to legal or contractual restrictions on resale, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested. This restriction applies to those options in respect of specific securities that are not traded on a national securities exchange, and the underlying security, which are not readily marketable.


         11. Each Fund, other than the Equity Fund, may not enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 10% (15% for the SmallCap Equity, Mighty Mites and Income Funds) of the value of a Fund's net assets would be so invested. Included in this category are "restricted" securities and any other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation. Restricted securities for purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act which have been determined to be liquid pursuant to procedures established by the Trust's Board of Trustees based upon the trading markets for the securities.


         12. Enter into time deposits maturing in more than seven days and time deposits maturing from two business days through seven calendar days will not exceed 10% of a Fund's total assets.

         13. Invest in the securities of a company for the purpose of exercising management or control, but each Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         14. Purchase securities on margin, but the Funds may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Funds may make margin payments in connection with transactions in options and futures.

         15. Purchase or sell put and call options, or combinations thereof, except as set forth in this SAI.

         16. Invest more than 25% of its assets in investments in any particular industry or industries, provided that, when a Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements in respect of the foregoing. This 25% limitation does not apply to the Income Fund's investments in companies engaged in real estate.

         17. The Equity Fund shall not purchase warrants in excess of 2% of net assets. (For purposes of this restriction, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Equity Fund in units or attached to securities shall not be included within this 2% restriction.) The Balanced Fund shall not invest more than 5% of its net assets in warrants, no more than 2% of which may be invested in warrants which are not listed on the New York or American Stock Exchanges.

         18. Issue senior securities.

         If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

PORTFOLIO HOLDINGS. Employees of the Adviser and Sub-Adviser and their affiliates will often have access to information concerning the portfolio holdings of the Funds. The Trust, the Adviser and Sub-Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Funds, which includes information relating to the Funds' portfolio holdings as well as portfolio trading activity of the Adviser and Sub-Adviser with respect to the Funds (collectively, "Portfolio Holdings Information"). In addition, the Trust, the Adviser, and the Sub-Adviser have adopted policies and procedures that provide that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available generally to the public by posting on the Trust's Website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business or regulatory purposes that has agreed to keep such data confidential under forms approved by the Adviser's/Sub-Adviser's legal department or outside counsel. Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Trust with the third party reaffirming that the recipient has utilized such information solely in accordance with the terms of the agreement. These policies further provide that no officer of the Trust or employee of the Adviser or Sub-Adviser shall communicate with the media about the Funds without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer or General Counsel of the Adviser. The Funds currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no lag time in some cases and with a lag time of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

           (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Trust;

           (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until it has been made public by the Adviser or Sub-Adviser;

           (3) To service providers of the Funds which are subject to a fiduciary duty to maintain the confidentiality of such information, including its administrator, transfer agent, Custodian, and independent public accounting firm as is necessary for the performance of their services to the Funds and to the Board of Trustees of the Funds;

           (4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential;

           (5) To certain broker-dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Funds and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances also requires the broker-dealer or financial intermediary to agree to keep such information confidential and is further subject to prior approval of the Chief Compliance Officer of the

           Trust and shall be reported to the Board at the next quarterly meeting;

           (6) To consultants for purposes of performing analysis of the Funds which analysis (but not the Portfolio Holdings Information) may be used by the consultant with its clients or disseminated to the public provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser or Sub-Adviser.

         Subject to the Fund's policies described in item 2 above, the following entities receive information about the portfolio holdings including information derived from the portfolio:

           (1) Lipper, Inc. receives information derived from the portfolio monthly, with a one (1) day lag, and

           (2) Investment Company Institute receives information derived from the portfolio monthly, with up to a ten (10) business day lag.

         Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Trust that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Trust nor the Adviser or Sub-Adviser, nor any of the Adviser's or Sub-Adviser's affiliates may accept on behalf of itself, its affiliates or the Funds any compensation or other consideration in connection with the disclosure of portfolio holdings of the Funds. The Trustees will review such arrangements annually with the Trust's Chief Compliance Officer.

                             MANAGEMENT OF THE FUNDS

         Under Massachusetts law, the Trust's Board of Trustees is responsible for establishing the Funds' policies and for overseeing management of the Funds. The Board also elects the Trust's officers who conduct the daily business of the Funds. Information pertaining to the Trustees and executive officers of the Funds is set forth below.


                                                 NUMBER OF
                                                 FUNDS IN
                                                    FUND
    NAME, POSITION(S)         TERM OF OFFICE      COMPLEX
       ADDRESS(1)             AND LENGTH OF       OVERSEEN       PRINCIPAL OCCUPATION(S)           OTHER DIRECTORSHIPS
         AND AGE              TIME SERVED(2)    BY TRUSTEE       DURING PAST FIVE YEARS            HELD BY TRUSTEE(3)
       ----------             --------------    ----------       ----------------------            ------------------
NON-INTERESTED
TRUSTEES:
ANTHONY J. COLAVITA              Since 1994         34       Partner  in  the  law  firm  of                        _
Trustee                                                      Anthony J. Colavita, P.C.
Age: 70

JAMES P. CONN                    Since 1994         14       Former Managing Director and Chief   Director of LaQuinta Corp.
Trustee                                                      Investment Officer of Financial      (hotels) and First Republic Bank
Age: 68                                                      Security Assurance Holdings Ltd.
                                                             (insurance holding company)
                                                             (1992-1998).

WERNER J. ROEDER, M.D.           Since 1994         23       Medical Director of Lawrence                           _
Trustee                                                      Hospital and practicing private
Age: 65                                                      physician.

SALVATORE J. ZIZZA               Since 2004         25       Chairman of Hallmark Electrical      Director of Hollis Eden
Trustee                                                      Supplies Corp.                       Pharmaceuticals and Earl Scheib,
Age: 60                                                                                           Inc. (automotive services)

           -------------------------
           1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
           2 Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Amended By-Laws and Amended and Restated Declaration of Trust.
           3 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (I.E. public companies) or other investment companies registered under the 1940 Act.

    NAME, POSITION(S)                 TERM OF OFFICE
       ADDRESS(1)                     AND LENGTH OF                   PRINCIPAL OCCUPATION(S)
         AND AGE                      TIME SERVED(2)                  DURING PAST FIVE YEARS
       ----------                     --------------                  ----------------------
OFFICERS:
--------
BRUCE N. ALPERT                     Since 2004: Formerly     Director and President of Gabelli Advisers, Inc. since 1998; Executive
President, Treasurer                 Vice President and      Vice President and Chief Operating Officer of Gabelli Funds, LLC since
and Principal Financial Officer      Principal Financial     1988. Officer of all registered investment companies in the Gabelli
Age: 54                              Officer since 1994      Funds complex.


JAMES E. MCKEE                           Since 1995          Vice President, General Counsel and Secretary of GAMCO Investors, Inc.
Secretary                                                    since 1999 and of GAMCO Asset Management Inc. since 1993. Secretary of
Age: 42                                                      all the registered investment companies advised by Gabelli Advisers,
                                                             Inc. and Gabelli Funds, LLC.

PETER D. GOLDSTEIN                       Since 2004          Director of Regulatory Affairs for GAMCO Investors, Inc. since February
Chief Compliance Officer                                     2004.  Chief  Compliance  Officer  of  all of  the  registered
Age: 52                                                      investment companies in the Gabelli Funds complex. Vice President of
                                                             Goldman Sachs Asset Management from November 2000 - January 2004.
                                                             Deputy General Counsel of GAMCO Investors, Inc. from 1998 - 2000.

           ---------------
           1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
           2 Each Officer will hold office for an indefinite term until the date he resigns or retires or until his successor is elected and qualified.

STANDING BOARD COMMITTEES

         The Board of Trustees has established three standing committees in connection with their governance of the Trust - Audit, Nominating and Proxy Voting.

         The Trust's Audit Committee consists of four members: Messrs. Colavita (Chairman), Conn, Roeder and Zizza, who are not "interested persons" of the Trust as defined in the 1940 Act. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Trustees of the Trust on February 15, 2005. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm's responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Trust, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Trust's independent registered public accounting firm. During the fiscal year ended September 30, 2005, the Audit Committee met twice.

         The Trust's Nominating Committee consists of three members: Messrs. Colavita (Chairman), Conn and Roeder, who are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Nominating Committee did not meet during the fiscal year ended September 30, 2005. The Trust does not have a standing compensation committee.


         The Proxy Voting Committee consists of three members: Messrs. Colavita, Conn (Chairman) and Roeder, who are not "interested persons" of the Trust as defined in the 1940 Act. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Funds. The Proxy Voting Committee met three times during the fiscal year ended September 30, 2005, to vote or consent with respect to certain securities owned in the Mighty Mites Fund.

TRUSTEE OWNERSHIP OF TRUST SHARES

                  Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee.


                                                                        DOLLAR RANGE OF      AGGREGATE DOLLAR
                                                                             EQUITY          RANGE OF EQUITY
                                                                        SECURITIES HELD      SECURITIES HELD
         NAME OF TRUSTEE                          FUND                    IN EACH FUND       IN FUND COMPLEX*
         ---------------                          ----                    ------------       ---------------
NON-INTERESTED TRUSTEES:

Anthony J. Colavita**              Westwood Equity Fund                        C                    E
                                   Westood Balanced Fund                       C
                                   Westwood SmallCap Equity Fund               C
                                   Westwood Mighty Mites Fund                  C
                                   Westwood Income Fund                        C
                                   Westwood Intermediate Bond Fund             C

James P.Conn                       Westwood Equity Fund                        C                    E
                                   Westood Balanced Fund                       C
                                   Westwood SmallCap Equity Fund               C
                                   Westwood Mighty Mites Fund                  E
                                   Westwood Income Fund                        C
                                   Westwood Intermediate Bond Fund             C

Werner J. Roeder                   Westwood Equity Fund                        E                    E
                                   Westood Balanced Fund                       A
                                   Westwood SmallCap Equity Fund               A
                                   Westwood Mighty Mites Fund                  A
                                   Westwood Income Fund                        A
                                   Westwood Intermediate Bond Fund             A

Salvatore J. Zizza                 Westwood Equity Fund                        A                    E
                                   Westwood Balanced Fund                      A
                                   Westwood SmallCap Equity Fund               A
                                   Westwood Mighty Mites Fund                  A
                                   Westwood Income Fund                        A
                                   Westwood Intermediate Bond Fund             A

-----------------------------
*        KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2005
A.  None
B.  $1 - $10,000
C.  $10,001 - $50,000
D.  $50,001 -  $100,000
E.  Over $100,000

** Mr. Colavita beneficially owns less than 1% of the common stock of Lynch Corporation having a value of $11,005 as of December 31, 2005. Lynch Corporation may be deemed to be controlled by Mario J. Gabelli and/or affiliates, and in that event would be deemed to be under common control with the Trust's Adviser.

TRUSTEE AND OFFICER COMPENSATION

         All of the Trustees were elected at a meeting of shareholders held on September 30, 1994 except Mr. Zizza, who was elected by the Board of Trustees and began serving on the Board on February 24, 2004. Ordinarily, there will be no further meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the Trust's outstanding shares may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. In accordance with the 1940 Act and the Trust's Amended and Restated Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

         The Trust does not pay any remuneration to its officers and Trustees other than fees and expenses to Trustees who are not affiliated with the Adviser, Sub-Adviser or Gabelli & Company, Inc. (the "Distributor"), which totaled for all such Trustees $26,054 for the fiscal year ended September 30, 2005. Each Trustee is paid an annual fee of $3,000 and $500 for each meeting attended in person and by telephone, including Committee meetings.

                               COMPENSATION TABLE
                             Aggregate Compensation
                                 from Registrant
                                  (Fiscal Year)

The following table sets forth certain information regarding the compensation of the Trust's Trustees. No executive officer or person affiliated with the Trust received compensation in excess of $60,000 from the Trust for the fiscal period ended September 30, 2005.


-----------------------------------------------------------------------------------------------------
                                                                                 Total Compensation
                                                                                 From the Funds and
              Name of Person,                   Aggregate Compensation From      Fund Complex Paid
                 Position                                the Funds                  To Trustees*
-----------------------------------------------------------------------------------------------------
Anthony J. Colavita
   Trustee                                                $6,583                   $212,473 (37)
-----------------------------------------------------------------------------------------------------
James P. Conn
   Trustee                                                $6,731                    $83,283 (14)
-----------------------------------------------------------------------------------------------------
Karl Otto Pohl**
   Former Trustee                                         $0                         $7,571 (35)
-----------------------------------------------------------------------------------------------------
Werner J. Roeder
   Trustee                                                $6,115                   $108,261 (26)
-----------------------------------------------------------------------------------------------------
Salvatore J. Zizza                                        $6,625                   $143,962 (25)
    Trustee
-----------------------------------------------------------------------------------------------------

--------------------------------
         *        Represents the total compensation paid to such persons for the calendar  year ended  December  31,  2005.  The  parenthetical
                  number   represents   the  number  of   investment   companies
                  (including  the Funds or  portfolios  thereof) from which such person receives  compensation and which are considered part of the same " fund complex" as the Trust because they have common or affiliated investment advisers.
         **       Mr. Pohl resigned from the Board on November 15, 2005.


CODE OF ETHICS

         The Trust, its Adviser, its Sub-Adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permits personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust.

PROXY VOTING POLICIES

THE ADVISER

         The Trust, on behalf of the Mighty Mites Fund, has delegated the voting of portfolio securities to Gabelli Advisers, Inc. in its capacity as the Fund's investment adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Fund.

         Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect a board of directors, to classify a board of directors, to select an independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider nonfinancial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales or liquidations.

         A Proxy Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

         All matters identified by the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third-party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Adviser's Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Committee.

         For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third-party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

         Where a proxy proposal raises a material conflict between the interests of the Fund shareholders on the one hand, and those of the Fund's Adviser or principal underwriter on the other hand, the conflict will be brought to the Proxy Voting Committee to determine a resolution. The Proxy Voting Committee may determine to resolve such conflicts itself, may ask the independent Board Members of the relevant Funds to vote the proxies, which would potentially include the Board's Proxy Voting Committee, to vote the proxies or may delegate the voting of such proxies to an independent person.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will break the tie. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

THE SUB-ADVISER

         The Trust, on behalf of the Funds (except for the Mighty Mites Fund), has also delegated the voting of portfolio securities to Westwood Management Corp. in its capacity as the Funds' Sub-Adviser. The Sub-Adviser has adopted a Proxy Voting Policy for the voting of proxies on behalf of client accounts for which the Sub-Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

         Normally, the Sub-Adviser exercises proxy voting discretion on particular types of proposals in accordance with its Proxy Guidelines set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select an independent registered public accounting firm, to issue blank check preferred stock, to call for cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for mergers, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit or increase executive and director pay and to opt in or out of state takeover statutes.

         A Proxy Voting Committee will be notified of all proxy proposals for which the Sub-Adviser has voting discretion and will receive recommendations on how to vote from ISS as well as any other material to assist in the proxy voting process. Once materials are received, the proxy proposals will be voted according to the Proxy Guidelines, unless any member of the Proxy Voting Committee believes the Proxy Guidelines are not appropriate with respect to a particular proposal. In such a case, a meeting of the Proxy Voting Committee will be called to discuss the proposal and to cast a vote. Each proposal submitted to the Proxy Voting Committee for a vote will be determined by the vote of a majority of the members present at the meeting. The Proxy Voting Committee will notify the appropriate officer of the Trust of its decisions and the proxies will be voted accordingly.

         The Trust is required to file Form N-PX with each Fund's complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The filing for each Fund is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at WWW.SEC.GOV and on the Trust's website at www.gabelli.com.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


         As of January 9, 2005, the following persons were known to own of record 5% or more of the outstanding voting securities of any class of any Fund.

NAME AND ADDRESS OF HOLDER OF RECORD                            PERCENTAGE OF CLASS       NATURE OF OWNERSHIP
------------------------------------                            -------------------       -------------------
                                        EQUITY FUND

CLASS AAA
Charles Schwab & Co., Inc.                                               32.09%*             Record
Special Custody Account
FBO Ben of Custs
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

Chase Manhattan Bank                                                     6.76%               Record
Employee Ownership Plan U/A 3/01/01
C/O JPM/AC RPS
P.O. Box 419784
Kansas City, MO 64141-6784

CLASS A
A.G. Edwards & Sons Inc.                                                 29.14%*             Record
FBO John P. Davis
One North Jefferson
St. Louis, MO 63103

Southwest Securities Inc.                                                11.42%              Record
FBO Kenneth R. Reiser
& Caroline P. Reiser
P.O. Box 509002 Dallas, TX 75250-9002

CLASS B
A.G. Edwards & Sons Inc. C/F                                             24.49%              Record
Renee L. King
Rollover IRA Account
San Diego, CA 92126-5536

J.J.B. Hilliard, W.L. Lyons, Inc.                                         23.71%             Record
Joseph S. Finkelstein IRA
Louisville, KY 40202-2520

J.J.B. Hilliard, W.L. Lyons, Inc.                                         22.64%             Record
John E. Fritz IRA
Louisville, KY 40202-2520

Raymond James & Assoc Inc.                                                21.40%             Record
FBO Wertz K IRA
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

NAME AND ADDRESS OF HOLDER OF RECORD                            PERCENTAGE OF CLASS       NATURE OF OWNERSHIP
------------------------------------                            -------------------       -------------------
CLASS C
Raymond James & Assoc Inc.                                               30.50%*            Record
FBO Plesko IRA
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

National Investor Services                                               25.40%*            Record
55 Water Street, 32nd Floor
New York, NY 10041-3299

Raymond James & Assoc Inc.                                               18.15%             Record
FBO Bonner IRA
880 Carillon Pkwy
St Petersburg, FL 33716-1100

Raymond James & Assoc Inc.                                                7.09%             Record
FBO McPhearson IRA
880 Carillon Pkwy
St Petersburg, FL 33716-1100

Ameritrade Inc.                                                           6.23%             Record
P.O. Box 2226
Omaha, NE 68103-2226

                                           BALANCED FUND

CLASS AAA
Charles Schwab & Co., Inc.                                               42.67%*            Record
Special Custody Account
FBO Ben of Custs
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

CLASS A
Southwest Securities Inc.                                                 7.30%             Record
FBO Kenneth R. Reiser
& Caroline P. Reiser
P.O. Box 509002 Dallas, TX 75250-9002

Southwest Securities Inc.                                                 5.44%             Record
FBO Jose M. Sanchez
P.O. Box 509002 Dallas, TX 75250-9002

CLASS B

Ferris, Baker Watts, Inc.                                                17.95%             Record
Donald L. Fisher
Potomac, MD 20854-2783

Dean Witter                                                              15.16%             Record
FBO Thelma M. Rummell Living Trust
P.O. Box 250 Church Street Station
New York, NY 10008-0250

NFS/FMTC Rollover IRA                                                    10.84%             Record
FBO Abraham K. Munabi
Wynnewood, PA 19096-1658

Arnold H. Serow                                                          9.52%              Beneficial
Hamden, CT 06518-1531

NAME AND ADDRESS OF HOLDER OF RECORD                            PERCENTAGE OF CLASS       NATURE OF OWNERSHIP
------------------------------------                            -------------------       -------------------
Ferris, Baker Watts, Inc.                                                8.47%              Record
Elysa J. Fisher
Potomac, MD 20854-2783

J.J.B. Hilliard, W.L. Lyons, Inc.                                        8.36%              Record
Lorraine A. Levitsky IRA
Louisville, KY 40202-2520

Dean Witter                                                              7.67%              Record
FBO James Solfronk
P.O. Box 250 Church Street Station
New York, NY 10008-0250

CLASS C
Raymond James & Assoc Inc.                                               10.01%             Record
FBO Holifield K.
880 Carillon Pkwy
St Petersburg, FL 33716- 1100

Raymond James & Assoc Inc.                                               5.81%              Record
FBO Davis Construct
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Pershing LLC                                                             5.55%              Record
P. O. Box 2052
Jersey City, NJ 07303-2052

LPL Financial Services                                                   5.53%              Record
9785 Towne Centre Drive
San Diego, CA 92121-1968

                                        SMALLCAP EQUITY FUND

CLASS AAA
Charles Schwab & Co., Inc.                                               20.57%*            Record
Special Custody Acct.
FBO Ben of Custs
Attn: Mutual Funds
101 Montgomery
San Francisco, CA 94104-4122

TCTCO                                                                    16.40%             Record
200 Crescent Court, Suite 1200
Dallas, TX  75201-1807

GAMCO Investors Inc.                                                     5.11%              Beneficial
Attn: Chief Financial Officer
One Corporate Center
Rye, NY 10580-1485

CLASS A
NFS/FMTC Rollover IRA                                                    45.30%*            Record
FBO Dorothea A Casale
Rye, NY 10580-3258

NAME AND ADDRESS OF HOLDER OF RECORD                            PERCENTAGE OF CLASS       NATURE OF OWNERSHIP
------------------------------------                            -------------------       -------------------
NFS/FMTC Rollover IRA                                                    23.05%            Beneficial
FBO Joseph V Casale
Rye, NY 10580-3258

RBC Dain Rauscher                                                        15.83%            Record
John D. Peck, IRA
Southport, NC 28461-8328

RBC Dain Rauscher                                                        8.01%             Record
Robert D. Astleford &
Patricia M. Astleford, IRA

CLASS B
AG Edwards & Sons Inc. C/F                                               47.92%*           Record
Jeffrey P. Cheek
IRA Account
Hopkinton, MA 01748-1055

A.G. Edwards & Sons Inc.                                                 45.16%*           Record
FBO David N. Williams &
Nowannah J. Williams
One North Jefferson
St. Louis, MO 63103-2205

CLASS C
RBC Dain Rauscher Inc.                                                   25.14%*           Record
Doris D. Roskin TTEE
Doris D. Roskin Trust

RBC Dain Rauscher Inc.                                                   18.08%            Record
FBO Bertie Gilbert
7300 Radice CT, Enverin TWR 2
Lauderhill, FL 33319

Allison Karmin Trust                                                     10.02%            Record
Chicago, IL 60604-3258

RBC Dain Rauscher Inc.                                                   8.36%             Beneficial
FBO Mark Karmin TTEE
Zachary Karmin Trust
Chicago, IL 60604-3258

RBC Dain Rauscher Inc.                                                   8.36%             Record
FBO Mark Karmin TTEE
Samuel Karmin Trust
Chicago, IL 60604-3258

RBC Dain Rauscher Inc.                                                   7.54%             Record
FBO Debra S. Miller
Highland Park, IL 60035-3734

RBC Dain Rauscher Inc.                                                   6.63%             Record
FBO Mark Karmin TTEE
Sarah Alexandra Karmin Trust
Highland Park, IL 60035-5244

NAME AND ADDRESS OF HOLDER OF RECORD                            PERCENTAGE OF CLASS       NATURE OF OWNERSHIP
------------------------------------                            -------------------       -------------------
RBC Dain Rauscher Inc.                                                   6.22%             Beneficial
FBO Denni David
Wilmette, IL 60091-2261

                                    MIGHTY MITES FUND

CLASS AAA
Charles Schwab & Co., Inc.                                               31.67%*           Record
Reinvest Account
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

Pershing LLC                                                             9.04%             Record
P.O. Box 2052
Jersey City, NJ 07303-2052

CLASS A
NFS/FMTC IRA                                                             70.77%*           Record
FBO Andrew T. Kostanecki
Vero Beach, FL 32963-9504

Michael W. Clark                                                         18.60%            Beneficial
Springfield, VA 22152-2001

CLASS B
Pershing LLC                                                             8.22%             Record
P.O. Box 2052
Jersey City, NJ 07303-2052

Ferris, Baker Watts, Inc.                                                8.19%             Record
Rochelle Schneider IRA
Silver Spring, MD 20904-6315

Ferris, Baker Watts, Inc.                                                7.70%             Record
Anne D. Edelson
Bethesda, MD 20814-052

Ferris, Baker Watts, Inc.                                                6.62%             Record
U/W/O Charles B. Edelson Trust
Silver Spring, MD 20903-1027

Ferris, Baker Watts, Inc.                                                5.77%             Record
Donald L. Fisher
Potomac, MD 20854-2783

Ferris, Baker Watts, Inc.                                                5.50%             Record
Max Suberi
Davidsonville, MD 21035-2223

NAME AND ADDRESS OF HOLDER OF RECORD                            PERCENTAGE OF CLASS       NATURE OF OWNERSHIP
------------------------------------                            -------------------       -------------------
Ferris, Baker Watts, Inc.                                                5.41%             Beneficial
Francine S. Edelson
Silver Spring, MD 20903-1027

CLASS C
First Clearing Corporation                                               22.23%            Beneficial
Mark J. Barnoski IRA
Glenwood, MD 21738-9516

Raymond James & Assoc Inc.                                               11.34%            Beneficial
FBO Schnese IRA
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

ADP Clearing & Outsourcing                                               8.37%             Beneficial
26 Broadway
New York, NY 10004-1703

Raymond James & Assoc., Inc.                                             7.17%             Beneficial
FBO Griffith IRA
880 Carillon Pkwy
St Petersburg, Fl 33716-1100

Mesirow Financial Inc.                                                   5.80%             Beneficial
Delaware Charter Gty Trust TR.
350 North Clark Street
Chicago, IL 60610-4712

NFS/FMTC IRA                                                             5.66%             Beneficial
FBO John T. Harrington
Argyle, TX 76226-2608

Raymond James & Assoc., Inc.                                             5.06%             Beneficial
FBO Tolle Sep.
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

                                            INCOME FUND

CLASS AAA
Charles Schwab & Co., Inc.                                               28.13%*           Beneficial
Special Custody Account
FBO Ben of Custs
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

CLASS A
A.G. Edwards & Sons Inc.                                                 56.02%*           Beneficial
FBO G. Ann Uhlir
Denton, TX 76205-6932

State Street Bank & Trust Co.                                            40.26%*           Beneficial
FBO Jeanne E. Knehr, IRA
Sparta, NJ 07871-0393

CLASS B
National Investor Services FBO                                           93.79%*           Beneficial
55 Water Street, 32nd Fl.
New York, NY 10041-0028

NAME AND ADDRESS OF HOLDER OF RECORD                            PERCENTAGE OF CLASS       NATURE OF OWNERSHIP
------------------------------------                            -------------------       -------------------
Gabelli Asset Management Inc.                                            6.21%            Record
Attn: Chief Financial Officer
One Corporation Center
Rye, NY 10580-1442

CLASS C
Raymond James & Assoc Inc.                                               39.62%*          Beneficial
FBO Runyon Scott
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

State Street Bank & Trust Co.                                            36.23%*          Beneficial
Carmella A. Stagakis, IRA
Weare, NH 03281-5526

Robert W. Baird & Co., Inc.                                              23.32%           Beneficial
Milwaukee, WI 53202-5300

                                       INTERMEDIATE BOND FUND

CLASS AAA
Wachovia Bank NA Cust                                                    19.88%           Beneficial
FBO National 4-H Council
General Investment
7100 Connecticut Ave
Chevy Chase, MD 20815-4934

Charles Schwab & Co., Inc.                                               10.04%           Beneficial
Special Custody Account
FBO Ben of Custs
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

TCTCO                                                                    9.81%            Beneficial
200 Crescent Ct., Ste 1200
Dallas, TX 75201-1807

Trustlynx & C. House Account                                             5.92%            Beneficial
P.O. Box 173736
Denver, CO 80217-3736

CLASS A
State Street Bank & Trust Co.                                            43.10%*          Beneficial
Cust for the Rollover IRA of
Arba L. Johnson
Marshalltown, IA 50158-4183

State Street Bank & Trust Co.                                            17.27%           Beneficial
Cust for the Rollover IRA of
Claire E. Hartwig
Marshalltown, IA 50158-3957

NAME AND ADDRESS OF HOLDER OF RECORD                            PERCENTAGE OF CLASS       NATURE OF OWNERSHIP
------------------------------------                            -------------------       -------------------
A.G. Edwards & Sons, Inc.                                                15.70%          Beneficial
Rachel Whittington, TTEE
Daniel & Rachel
One North Jefferson Ave
St. Louis, MO 63103-2287

State Street Bank & Trust Co.                                            12.72%          Beneficial
Cust for the Sep IRA of
Paul A. Barr
Marshalltown, IA 50158-9892

Bear Stearns Securities Corp.                                            5.67%           Beneficial
1 Metrotech Center North
Brooklyn, NY 11201-3870

CLASS B
State Street Bank & Trust Co.                                            11.33%          Beneficial
Cust for the IRA of
Paul A. Barr
Marshalltown, IA 50158-9892

Janney Montgomery Scott LLC                                              10.91%          Beneficial
Thomas H Brown SR (IRA)
Philadelphia, PA 19103-1628

J. J. B. Hilliard, W.L. Lyons, Inc.                                      6.89%           Beneficial
Claire M. Toner IRA- Rollover
501 S. 4th Street
Louisville, KY 40202-2520

J. J. B. Hilliard, W. L. Lyons, Inc.                                     6.15%           Beneficial
Margaret A. Cobb IRA
501 South 4th Street
Louisville, KY 40202-2520

J. J. B. Hilliard, W. L. Lyons, Inc.                                     5.94%           Beneficial
Paul Kerrigan IRA
501 S. 4th Street
Louisville, KY 40202-2520

CLASS C
Gabelli Asset Management Inc.                                            100%*           Record
Attn: Chief Financial Officer
One Corporate Center
Rye, NY 10580-1485

 -----------------------------------
* Beneficial ownership is disclaimed.

         As of January 9, 2006, the Officers and Trustees of the Funds, as a group, owned less than 1% of each of the Funds, except for the Mighty Mites
Fund, where Officers and Trustees owned 1.14% of the Fund.


         Beneficial ownership of shares representing 25% or more of the outstanding shares of the Funds may be deemed to have control, as that term is defined in the 1940 Act.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER AND SUB-ADVISER


         Gabelli Advisers, Inc. serves as the Funds' investment adviser and administrator. The Adviser is a Delaware corporation and was formerly known as Teton Advisers LLC, a company organized in 1994. The Adviser is a registered investment adviser and a subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange, Inc ("NYSE"). As of September 30, 2005, Westwood Holdings Group, Inc. ("WHG") owned 19.0% of the Adviser. The business address of Gabelli Advisers, Inc. is One Corporate Center, Rye, New York 10580. The Adviser has several affiliates that provide investment advisory services: Gabelli Funds, LLC, an affiliate of the Adviser, serves as investment adviser to 15 open-end investment companies and 7 closed-end investment companies. As of September 30, 2005, Gabelli Funds, LLC had aggregate assets under management in excess of $13.1 billion. GAMCO Asset Management Inc. ("GAMCO"), an affiliate of the Adviser, acts as investment adviser for individuals, pension trusts, profit-sharing trusts, and endowments and as a sub-adviser to management investment companies. As of September 30, 2005, GAMCO had aggregate assets under management in excess of $13.1 billion. Gabelli Securities, Inc. acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately  $745 million as of  September  30,  2005.  Each of the  foregoing companies is a subsidiary of GBL. Westwood Management Corp. serves as Sub-Adviser to the Funds, with the exception of the Mighty Mites Fund for which the Adviser is responsible for the management of such Fund's portfolio.


         The Sub-Adviser is a wholly-owned subsidiary of WHG, an institutional asset management company that was formed to hold all of the outstanding stock of the Sub-Adviser. WHG is listed on the NYSE and is owned by a diversified group of shareholders, including employees of the company that collectively own approximately 24% of the company's common stock. As of September 30, 2005, GBL, an affiliate of the Adviser, owned 18.3% of WHG. As of September 30, 2005, the Sub-Adviser had approximately $4 billion in separate accounts, including those for endowments, corporations and institutions.

         Each Advisory and Sub-Advisory Agreement is subject to annual approval by (i) the Board of Trustees or (ii) vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of each applicable Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the applicable Funds or the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty, on 60 days' notice, by the applicable Funds' Board of Trustees or by vote of the holders of a majority of each applicable Fund's shares, or by the Adviser, upon not less than 60 days' notice with respect to the Investment Advisory Agreement for each applicable Fund. Each Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).


         The Sub-Adviser manages each applicable Fund's portfolio of investments in accordance with the stated policies of each applicable Fund, subject to the oversight of the Board of Trustees. The Sub-Adviser is responsible for investment decisions, and provides each applicable Fund with Investment Officers who are authorized by the Board of Trustees to execute purchases and sales of securities. All purchases and sales are reported for the Trustees' review at the meeting subsequent to such transactions.


         The fees paid to the Adviser are allocated between the classes of shares based upon the amount of assets in each such class. As compensation for its services under the Advisory Agreement, the Adviser is paid a monthly advisory fee.


         As compensation for its advisory and administrative services under the Advisory Agreement for the SmallCap Equity Fund, Income Fund, Equity Fund, Mighty Mites Fund, Intermediate Bond Fund and the Balanced Fund, the Adviser is paid a monthly fee based upon the average daily net asset value of each Fund, at the following annual rates: 1.0%, 1.0%, 1.0%, 1.0%, .60% and .75%, respectively. Under the Sub-Advisory Agreement, the Adviser pays Westwood out of its advisory fees with respect to the Funds, with the exception of the Mighty Mites Fund, a fee computed daily and payable monthly in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for the Funds or (ii) 35% of the net revenues to the Adviser from the Funds. With respect to the SmallCap Equity, Income, and Intermediate Bond Funds, the Adviser has contractually agreed to waive its fees and reimburse the Fund's expenses to the extent necessary to maintain certain expense ratio caps (excluding brokerage, interest, tax, and extraordinary expenses) until at least September 30, 2006. With respect to the Mighty Mites Fund, the Adviser had previously agreed to waive its investment advisory fees and reimburse expenses to the extent necessary to maintain a specified expense ratio. Such agreement expired on September 30, 2005 with respect to the Mighty Mites Fund. In addition, the SmallCap Equity, Income, Intermediate Bond and Mighty Mites Fund have each agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Operating Expenses would not exceed the amount of the specified expense cap on an annualized basis.



                                                    ADVISORY FEES EARNED AND ADVISORY FEES WAIVED
                                                  AND EXPENSES REIMBURSED BY GABELLI ADVISERS, INC.
                                                           FOR THE YEAR ENDED SEPTEMBER 30,

                                            2005                           2004                          2003
                               ----------------------------------------------------------------------------------------
                                                FEES WAIVED                    FEES WAIVED                   FEES WAIVED
                                                    AND                            AND                           AND
                                                  EXPENSES                       EXPENSES                     EXPENSES
                                   EARNED        REIMBURSED       EARNED        REIMBURSED       EARNED      REIMBURSED
                                   ------        ----------       ------        ----------       ------      ----------
Equity Fund                    $1,774,591           N/A        $2,049,320          N/A        $2,304,676         N/A
Balanced Fund                  $1,106,760           N/A        $1,106,180          N/A        $1,190,968         N/A
SmallCap Equity Fund           $99,807            $81,296      $131,731       $79,469         $   162,251   $  75,562
Mighty Mites Fund              $492,179           $118,942     $617,438       $101,024        $   378,993   $  61,411
Income Fund                    $175,413           $137,126     $154,339       $46,975         $   114,033   $  56,347
Intermediate Bond Fund         $63,574            $79,099      $64,453        $79,956         $     88,243  $  75,762

Out of these fees for the fiscal year ended September 30, 2005, the Adviser paid to the Sub-Adviser aggregate fees of $766,282.

         The Advisory and Sub-Advisory Agreements were most recently approved by the Trustees, including a majority of the Trustees who are not parties to such Agreements or "interested persons" (as such term is defined in the 1940 Act) of any party thereto on August 9, 2005. At that meeting, the Board of Trustees reviewed the written and oral presentations provided by the Adviser and Sub-Adviser in connection with the Trustees' consideration of the Advisory and Sub-Advisory Agreements. A discussion regarding the basis of the Board of Trustees' approval of the Advisory and Sub-Advisory Agreements is available in the Trust's annual report to shareholders for the fiscal year ended September 30, 2005.

         Under the Advisory Agreements, the Adviser (i) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Funds, including maintaining certain books and records and overseeing the activities of the Funds' Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Funds by others, including the Funds' Sub-Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent, as well as accounting, auditing and other services performed for the Funds; (iii) provides the Funds with adequate office space and facilities; (iv) prepares, but does not pay for, the periodic updating of the Funds' registration statement, Prospectuses and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Funds' tax returns, and reports to each Fund's shareholders and the SEC; (v) supervises, but does not pay for, the calculation of the net asset value of shares in each Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Trust's Board of Trustees and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

         The cost of calculating each Fund's net asset value is an expense payable by the Trust pursuant to each Fund's Advisory Agreement. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the net asset value, each Fund will reimburse the Adviser for such expenses up to $45,000. During the fiscal year ended September 30, 2005, the Equity Fund, the Balanced Fund and the Mighty Mites Fund reimbursed the Adviser $42,450, $42,450 and $19,950, respectively, each in connection with the cost of computing such Fund's net asset value.


         The Adviser is responsible for overseeing Westwood's activities as Sub-Adviser for the Funds it sub-advises. Westwood assumes general supervision over placing orders on behalf of such Funds for the purchase or sale of portfolio securities and the Adviser performs this function for the Mighty Mites Fund. Under the Advisory Agreement, the Adviser is authorized on behalf of the Trust to employ brokers to effect the purchase and sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at a commission rate at least as favorable as that provided to the brokers' best customers for similar transactions ("best execution"). Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is comparable to that which it obtains for its best customers for similar transactions. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of such securities may usually include undisclosed commissions or markups. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Westwood (the Adviser, in the case of the Mighty Mites Fund) and in a manner deemed fair and reasonable to their clients, including the Funds. Westwood (the Adviser, in the case of the Mighty Mites Fund) does not consider the sale of fund shares by brokers as a factor in its selection of brokers for Fund portfolio transactions and has adopted policies for itself and its affiliates to prevent any such consideration. The primary consideration is best execution. Subject to this consideration, the brokers selected may include those that provide research services to Westwood. Research services so received are in addition to and not in lieu of services required to be performed by Westwood and the fee for Westwood is not reduced as a consequence of the receipt of such supplemental information. Such transactions are also known as soft dollar transactions. Research obtained through soft dollar transactions may be useful to Westwood in serving both the Funds and other accounts it manages and, conversely, research obtained from brokers used by other clients of Westwood or the Adviser may be useful to Westwood (the Adviser, in the case of the Mighty Mites Fund) in carrying out its obligations to the Funds, although not all of these services are necessarily useful and of value in managing the Funds. In selecting brokers, Westwood or the Adviser also considers their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. While Westwood and the Adviser generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commissions available.

         As permitted by section 28(e) of the 1934 Act, the Adviser or Westwood may engage in soft dollar transactions and cause the Funds to pay a broker-dealer more than the lowest commission rate available on a transaction if the Adviser or Westwood determines in good faith that the commission paid is reasonable in relation to the value of brokerage and research services provided by the broker to the Funds. The Adviser currently does not engage in any soft dollar transactions with respect to research services. The Adviser or Westwood may also effect transactions through a broker affiliated with the Adviser and WHG, consistent with the Rules of Fair Practice of the NASD and subject to compliance with the 1940 Act, when it appears that, as an introducing broker or otherwise, the broker affiliated with the Adviser or WHG can obtain a price, execution and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions.

         Neither the Funds, the Adviser, nor the Sub-Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser and Sub-Adviser do consider the level of services provided and based on such determinations, has allocated brokerage commissions, for the Equity Fund, Balanced Fund, SmallCap Equity Fund, Mighty Mites Fund, and Income Fund, of $145,242, $70,945, $31,884, $1,469 ,and
$31,528, respectively, on portfolio transactions in the principal amounts of $7,796,751, $7,250,058, $979,908, $397,181, and $1,148,127, respectively during
2005. The average commission on these transactions for the Equity Fund, Balanced Fund, SmallCap Equity Fund, and Income Fund was $.0500, $.0500, $.0500, and $.0500 per share, respectively, for each Fund. The average commission on transactions for Mighty Mites Fund was $.0387 per share.

         Portfolio turnover may vary from year to year, as well as within a year. For the fiscal years ended September 30, 2005 and September 30, 2004, respectively, the turnover rates were 59% and 44% in the case of the Equity Fund, 33% and 32% in the case of the Intermediate Bond Fund, 56% and 41% in the case of the Balanced Fund, 108% and 260% in the case of the SmallCap Equity Fund, 9% and 36% in the case of the Mighty Mites Fund and 58% and 28% in the case of the Income Fund. In periods in which extraordinary market conditions prevail, the Adviser will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

                                                                              BROKERAGE COMMISSIONS PAID*
                                                                            FOR THE YEAR ENDED SEPTEMBER 30,
                                                  2005                    2004                     2003
Equity Fund                                     $260,569                $314,443                 $371,643
Balanced Fund                                   $118,607                $111,833                 $161,866
SmallCap Equity Fund                             $37,606                $108,170                 $202,445
Mighty Mites Fund                                $49,853                $120,464                  $53,750
Income Fund                                      $29,248                 $13,671                  $17,200
Intermediate Bond Fund                             $0                      $0                       $0

---------------------------------
o None of these amounts were paid to affiliates except for the Mighty Mites Fund, which paid $34,797 to Gabelli & Company, Inc., which is 69.80% of total commissions paid, or 75.98% of the aggregate dollar amount of transactions involving commissions paid to affiliates.

         As required by Rule 17e-1 under the 1940 Act, the Board of Trustees has adopted "Procedures" which provide that the commissions paid to brokers affiliated with the Adviser or WHG on brokerage transactions may not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those that such affiliated brokers charge their most favorable customers on similar transactions. Rule 17e-1 and the Procedures contain requirements that the Board, including its independent Trustees, review such commissions and transactions quarterly and such Procedures at least annually for continuing compliance with the foregoing standard. The Adviser and WHG and brokers affiliated with the Adviser or WHG are also required to furnish reports and maintain records in connection with such reviews.

PORTFOLIO MANAGERS

The information below provides summary information regarding the individuals identified in the prospectuses as primarily responsible for day-to-day management of the Funds ("Portfolio Mangers"). All asset information is as of September 30, 2005.

MANAGEMENT OF OTHER ACCOUNTS


The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance. Westwood does not have any performance based fees.


                                                                                                      # OF ACCOUNTS
                                                                                                      MANAGED WITH      TOTAL ASSETS
                                                                         TOTAL                        ADVISORY FEE     WITH ADVISORY
         NAME OF PORTFOLIO                                           # OF ACCOUNTS                      BASED ON        FEE BASED ON
             MANAGER                         TYPE OF ACCOUNTS           MANAGED       TOTAL ASSETS     PERFORMANCE       PERFORMANCE
             --------                        ----------------           -------       ------------     -----------       -----------
1.  Mario J. Gabelli                 Registered Investment Companies:          25            $13.9B             6              $4.5B
                                     Other Pooled Investment Vehicles:         20             $1.1B             19           $751.2M
                                     Other Accounts:                         1,908           $10.5B             5              $1.4B

2.  Walter K. Walsh                  Registered Investment Companies:          0               $0               0                $0
                                     Other Pooled Investment Vehicles:         0               $0               0                $0
                                     Other Accounts:                           0               $0               0                $0

3.  Joshua Fenton                    Registered Investment Companies:          1             $380.7M            0                $0
                                     Other Pooled Investment Vehicles:         0               $0               0                $0
                                     Other Accounts:                           9             $11.3M             0                $0

4. Susan M. Byrne (1,3,4)            Registered Investment Companies:          5            $741.1M*            0                $0
                                     Other Pooled Investment Vehicles:         4            $804.12M*           0                $0
                                     Other Accounts:                           49          $1,960.2M*           0                $0


5.  Mark Freeman (2,3,4)             Registered Investment Companies:          2             $179M*             0                $0
                                     Other Pooled Investment Vehicles:         3            $236.5M*            0                $0
                                     Other Accounts:                           10           $324.4M*            0                $0

6.  Christopher J. MacDonald (5)     Registered Investment Companies:          1             $8.9M*             0                $0
                                     Other Pooled Investment Vehicles:         2             $28.3M*            0                $0
                                     Other Accounts:                           0               $0*              0                $0

7.  Scott Lawson (5)                 Registered Investment Companies:          1             $8.9M*             0                $0
                                     Other Pooled Investment Vehicles:         2             $28.3M*            0                $0
                                     Other Accounts:                           0               $0*              0                $0

8.  Todd L. Williams (4,5)           Registered Investment Companies:          1             $25.2M*            0                $0
                                     Other Pooled Investment Vehicles:         2             $81.0M*            0                $0
                                     Other Accounts:                           2             $6.6M*             0                $0

9.  Lisa Dong (4,5)                  Registered Investment Companies:          1             $16.3M*            0                $0
                                     Other Pooled Investment Vehicles:         2             $57.2M*            0                $0
                                     Other Accounts:                           2             $6.58M*            0                $0

10.  Philip Robert (5)               Registered Investment Companies:          1             $8.9M*             0                $0
                                     Other Pooled Investment Vehicles:         2             $28.3M*            0                $0
                                     Other Accounts:                           0               $0*              0                $0

11.  John Vandermosten (5)           Registered Investment Companies:          1             $8.9M*             0                $0
                                     Other Pooled Investment Vehicles:         2             $28.3M*            0                $0
                                     Other Accounts:                           0               $0*              0                $0

12.  Corey Henegar (4)               Registered Investment Companies:          1             $16.3M*            0                $0
                                     Other Pooled Investment Vehicles:         2             $52.7M*            0                $0
                                     Other Accounts:                           2             $6.6M*             0                $0



     *Represents the portion of assets for which the Portfolio Manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other Portfolio Managers and therefore may be duplicated.
     *Westwood does not have any performance-based fees.
     1 Portfolio Manager for the Westwood Equity Fund.
     2 Portfolio Manager for the Westwood Balanced Fund.
     3 Co-Portfolio Manager for the Westwood Equity Fund.
     4 Member of the Westwood Income Fund portfolio team.
     5 Member of the Westwood SmallCap Equity Fund portfolio team.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO J. GABELLI


The compensation of the Portfolio Managers for the Funds is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the respective Portfolio Manager's compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Mighty Mites Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Fund. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE SUB-ADVISER

Compensation for Portfolio Managers of the Sub-Adviser is composed of three components: base salary; cash incentive compensation, and equity-based incentive compensation. Base salaries are initially set to be within the market range for similar positions. In determining incentive compensation and annual merit-based salary increases, employees on the investment team are evaluated according to a combination of quantitative and qualitative factors. A major component of this evaluation is the performance of stock recommendations for research analysts and portfolio performance, dispersion (etc.) and other quantitative measures for portfolio managers. While this evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, the level of compensation is not determined with specific reference to the performance of any account relative to any specific benchmark. Generally, the Sub-Adviser places greater emphasis on the Portfolio Manager's shorter term performance in determining compensation rather than longer term performance. This evaluation places equal emphasis on the Portfolio Manager's performance with respect to large and small accounts.

POTENTIAL CONFLICTS OF INTEREST

         As reflected above, many of the Portfolio Managers manage accounts in addition to the Funds. Actual or apparent conflicts of interest may arise when the Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, some of the Portfolio Managers manage multiple accounts. As a result, these Portfolio Managers will not be able to devote all of their time to management of the Fund. These Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote all of his/her attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, certain of the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Funds. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, the Sub-Adviser and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.


SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.


VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser's, or Sub-Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he or she has an investment interest, or in which the Adviser, Sub-Adviser or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.


The Adviser, the Sub-Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser, the Sub-Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

OWNERSHIP OF SHARES IN THE FUND

Set forth in the table below is the dollar range of equity securities in the Funds beneficially owned by each member of the Portfolio Management Team:

                                                                               DOLLAR RANGE OF EQUITY
                                                                            SECURITIES HELD IN EACH FUND*

          TEAM MEMBER            FUND
Mario J. Gabelli                 Westwood Mighty Mites Fund                               G

Walter K. Walsh                  Westwood Mighty Mites Fund                               B

Joshua Fenton                    Westwood Mighty Mites Fund                               B

Susan M. Byrne                   Westwood Equity Fund                                     D
                                 Westwood Intermediate Bond Fund                          D
                                 Westwood Income Fund                                     E
                                 Westwood Balanced Fund                                   D
                                 Westwood SmallCap Equity Fund                            D
                                 Westwood Mighty Mites Fund                               D

Mark Freeman                     Westwood Equity Fund                                     C

Christopher J. MacDonald         Westwood Equity Fund                                     C
                                 Westwood SmallCap Equity Fund                            C

Scott Lawson                     Westwood Income Fund                                     B
                                 Westwood Balanced Fund                                   B
                                 Westwood SmallCap Equity Fund                            B

Todd L. Williams                 Westwood Equity Fund                                     B
                                 Westwood Intermediate Bond Fund                          B
                                 Westwood Income Fund                                     B
                                 Westwood Balanced Fund                                   B
                                 Westwood SmallCap Equity Fund                            B

Lisa Dong                        Westwood Equity Fund                                     C

Philip Robert                    Westwood Equity Fund                                     B
                                 Westwood SmallCap Equity Fund                            B

John Vandermosten                Westwood Equity Fund                                     A
                                 Westwood Intermediate Bond Fund                          A
                                 Westwood Income Fund                                     A
                                 Westwood Balanced Fund                                   A
                                 Westwood SmallCap Equity Fund                            A

Corey Henegar                    Westwood Equity Fund                                     B
                                 Westwood Income Fund                                     B
                                 Westwood Balanced Fund                                   B

------------------------------------------
*  KEY TO DOLLAR RANGES- INFORMATION AS OF SEPTEMBER 30, 2005
A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. over $1,000,000

SUB-ADMINISTRATOR

         The Adviser is an affiliate of Gabelli Funds, LLC ("Gabelli Funds"). Gabelli Funds has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PFPC Inc. (the "Sub-Administrator"), which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Trust's operations except those performed by the Adviser under its advisory agreement with the Trust; (b) supplies the Trust with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in each Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Trust Board of Trustees' Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Trust shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates each Fund's net asset value per share and provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended (the "Code"), and each Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Trust in a manner consistent with the requirements of the 1940 Act.

         For the services it provides, Gabelli Funds, LLC pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser and its affiliates as follows: up to $10 billion: .0275%; $10 billion to $15 billion: .0125%; over $15 billion: .0100%. The Sub-Administrator's fee is paid by the Gabelli Funds, LLC.

COUNSEL

         Paul, Hastings, Janofsky and Walker LLP, 75 East 55th Street, New York, New York 10022, passes upon certain legal matters in connection with the shares offered by the Funds and also acts as Counsel to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Trust's Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP provides audit services, tax return review and assistance, and consultation in connection with certain SEC filings.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         The Bank of New York, 110 Washington Street, New York, New York 10286 is the Custodian for the Trust's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street Bank and Trust Company ("State Street"), located at the BFDS Building, 66 Brooks Drive, Braintree, Massachusetts 02184, performs the services of transfer agent and dividend disbursing agent for the Trust. Neither BFDS, State Street, nor The Bank of New York assists in or is responsible for investment decisions involving assets of the Trust.

DISTRIBUTOR

         The Funds have retained Gabelli & Company, Inc. (the "Distributor") to serve as principal underwriter and distributor for the shares of the Funds pursuant to a Distribution Agreement and Plans of Distribution pursuant to Rule 12b-1. The business address of the Distributor is One Corporate Center, Rye, New York 10580. The Distribution Contracts provide that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as to sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

         Set forth in the table below is the amount of commissions and other compensation received by the Distributor during the fiscal year ended September 30, 2005.

                                          NET
                                     UNDERWRITING     COMPENSATION ON
                                     DISCOUNTS AND    REDEMPTIONS AND      BROKERAGE          OTHER
                                      COMMISSIONS       REPURCHASES       COMMISSIONS      COMPENSATION
Westwood Equity Fund:                   $398             $299                   N/A             -

Westwood Balanced Fund:                 $2,646           $1,240                 N/A             -

Westwood  SmallCap Equity Fund:         $0               $392                   N/A             -

Westwood  Mighty Mites Fund:            $49              $1,434                 $34,797         -

Westwood Income Fund:                   $233             $0                     N/A             -

Westwood Intermediate Bond Fund:        $140             $1,725                 N/A             -

         For the fiscal year ended September 30, 2005, with respect to Class A shares, the purchasers of Fund shares paid $1,098, $3,557, $0, $21, $163, and $70 in sales charges for the Equity Fund, Balanced Fund, SmallCap Equity Fund, Mighty Mites Fund, Income Fund, and Intermediate Bond Fund, respectively. Of those amounts, $161, $658, $0, $3, $24, and $10 were retained by the Distributor for the Equity Fund, Balanced Fund, SmallCap Equity Fund, Mighty Mites Fund, Income Fund, and Intermediate Bond Fund, respectively.

         For the fiscal year ended September 30, 2004, with respect to Class A shares, the purchasers of Fund shares paid $3,990, $8,539, $0, $48, $13, and $117 in sales charges for the Equity Fund, Balanced Fund, SmallCap Equity Fund, Mighty Mites Fund, Income Fund, and Intermediate Bond Fund, respectively. Of those amounts, $506, $1,292, $0, $45, $2, and $123 were retained by the Distributor for the Equity Fund, Balanced Fund, SmallCap Equity Fund, Mighty Mites Fund, Income Fund, and Intermediate Bond Fund, respectively.

         For the fiscal year ended September 30, 2003, with respect to Class A shares, the purchasers of Fund shares paid $7,585, $11,251, $573, $263, $3,372 and $80 in sales charges for the Equity Fund, Balanced Fund, SmallCap Equity Fund, Mighty Mites Fund, Intermediate Bond Fund and Income Fund, respectively. Of those amounts, $976, $1,404, $73, $33, $424 and $13 were retained by the Distributor for the Equity Fund, Balanced Fund, SmallCap Equity Fund, Mighty Mites Fund, Intermediate Bond Fund and Income Fund, respectively.

                               DISTRIBUTION PLANS

         The Funds have adopted on behalf of each class of shares a Rule 12b-1 Distribution Plan (the "Plans") pursuant to which each class of shares of the Funds makes payments to the Distributor on a monthly basis in amounts described in the Prospectus in connection with distribution of shares of the respective classes. The Board of Trustees has concluded that there is a reasonable likelihood that the Plans will benefit these classes and their respective shareholders.

         Each Plan provides that it may not be amended to increase materially the payment made by each Class pursuant to such Plan without shareholder approval and that other material amendments of such Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the Act) of the Funds nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement (the "non-interested Trustees"), by a vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trust's Trustees have been committed to the discretion of the non-interested Trustees. Each Plan is subject to annual approval by the Board of Trustees and by the non-interested Trustees, by a vote cast in person at a meeting called for the purpose of voting on the applicable Plan. Each Plan is terminable with respect to the applicable Class at any time by a vote of a majority of the non-interested Trustees or by a vote of the holders of a majority of the shares of such class. Payments will be accrued daily and paid monthly or at such other intervals as the Board may determine and may be paid in advance of actual billing.

         Payments may be made by the Funds under the Plans for the purpose of financing any activity primarily intended to result in the sale of the shares of the Funds as determined by the Board of Trustees. Such activities typically include advertising, compensation for sales and sales marketing activities of the distributor and other banks, broker-dealers and service providers, shareholder account servicing, production and dissemination of prospectus and sales and marketing materials, and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Funds may finance without a plan of distribution, the Funds may also make payments to finance such activity outside of the Plans and not be subject to its limitations.

         Administration of the Plans is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Trustees receive and review at least quarterly reports concerning the nature and qualification of expenses for which payments are made and that the Board of Trustees approve all agreements implementing the Plans and other requirements of Rule 12b-1.

         The Trust has entered into an Amended and Restated Distribution Agreement (the "Distribution Agreement") with the Distributor authorizing payments to the Distributor at the following annual rates, based on each Fund's average daily net assets: Class AAA shares, 0.25%; Class A shares, distribution fees of 0.50% for the Equity Fund, Balanced Fund, SmallCap Equity Fund, Mighty Mites Fund, and Income Fund and 0.35% for the Intermediate Bond Fund and Cash Management Fund (currently inactive); and Class B shares and Class C shares, service fees of 0.25% and distribution fees of 0.75%. Pursuant to the
Distribution Agreement, the Trust appoints the Distributor as its general distributor and exclusive agent for the sale of the Trust's shares. The Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that the continuance of such agreement shall be approved at least annually (a) by the Trust's Board of Trustees, including a vote of a majority of the non-interested Trustees cast in person at a meeting called for the purpose of voting on such approval or (b) by the vote of the holders of a majority of the outstanding voting securities of the Trust and by a vote of the Board of Trustees. The Distribution Agreement may be terminated by either party thereto upon 60 days' written notice.

                              DISTRIBUTION EXPENSES
                 INCURRED FOR THE YEAR ENDED SEPTEMBER 30, 2005
                 ----------------------------------------------

-----------------------------------------------------------------------------------------------------------
                          CLASS AAA              CLASS A                 CLASS B                CLASS C
-----------------------------------------------------------------------------------------------------------
Equity                    $437,435               $11,470                 $357                   $1,555
-----------------------------------------------------------------------------------------------------------
Balanced                  $352,221               $27,994                 $1,454                 $9,355
-----------------------------------------------------------------------------------------------------------
SmallCap Equity           $24,604                $600                    $173                   $18
-----------------------------------------------------------------------------------------------------------
Mighty Mites              $121,076               $215                    $4,108                 $3,336
-----------------------------------------------------------------------------------------------------------
Income                    $43,672                $295                    $20                    $115
-----------------------------------------------------------------------------------------------------------
Intermediate Bond         $25,241                $264                    $4,236                 $1
-----------------------------------------------------------------------------------------------------------

         During the fiscal year ended September 30, 2005, the Funds paid total distribution expenses under the Rule 12b-1 Plans then in effect of $1,069,815 to the Distributor. The Plans compensate the Distributor regardless of its expense. For the fiscal year ended September 30, 2005, the Distributor identified expenditures of approximately $11,000 for advertising and promotion, $28,900 for printing, postage and stationery, $4,000 for overhead support expenses, $121,300 for salaries of personnel of the Distributor and $826,300 for third party servicing fees. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD, Inc.

         The amounts included in the previous paragraph as third-party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board of Trustees on a Fund-by-Fund basis, each of the Funds also makes payments to the providers of these programs, out of its assets other than 12b-1 payments, in amounts not greater than savings of expenses the Fund would otherwise incur in maintaining shareholder accounts for those who invest in the Funds directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program's charges out of their financial resources other than 12b-1 fees.

         No independent Trustee had a direct or indirect financial interest in the operation of the Plans or any related agreements. Those interested persons who beneficially own stock in GBL or its affiliates or are employed by their affiliates may be deemed to have an indirect financial interest in payments received by the Distributor under the Plans or any related agreements.

                        PURCHASE AND REDEMPTION OF SHARES

PURCHASES. With respect to purchases by mail, checks will be accepted if drawn in U.S. currency on a domestic bank for less than $100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of funds by the Transfer Agent. Bank collection fees may apply. Bank or certified checks for investments of $100,000 or more will be required unless the investor elects to invest by bank wire. Third party checks are not accepted.

         With respect to purchases via telephone, you may purchase additional shares of the Funds through the Automated Clearinghouse (ACH) system as long as your bank is a member bank of the ACH system and you have a completed, approved Investment Plan application on file with the Transfer Agent. The funding for your purchase will be automatically deducted from your ACH eligible account you designate on the application. Your investment will normally be credited to your Westwood Fund account on the first business day following your telephone request. Your request must be received no later than 4:00 p.m. Eastern Time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, please call 1-800-GABELLI.

         With respect to minimum investments on purchases, no minimum initial investment is required for officers, Trustees or full-time employees of the Funds, other investment companies managed by the Sub-Adviser, the Adviser, the Administrator, the Distributor or their affiliates, including members of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children.

REDEMPTIONS. You may redeem your shares through the Distributor or the Transfer Agent. You may also redeem your shares through certain registered broker-dealers who have made arrangements with the Funds permitting them to redeem shares by telephone or facsimile transmission and who may charge shareholders a fee for this service if they have not received any payments under the Distribution Plan.

         Fund shares purchased by check or through the automatic investment plan will not be available for redemption for up to fifteen (15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redemption of shares. The Funds accept telephone requests for wire redemption in excess of $1,000, but subject to a $25,000 limitation. The Funds accept signature guaranteed written requests for redemption by bank wire without limitation. Your bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee.

         Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board of Trustees of the Trust and taken at their value used in determining each Fund's net asset value per share as described under "Computation of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Trust. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust will not distribute in-kind portfolio securities that are not readily marketable.

         Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and each Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered in that shareholder's name, or by seeking other redress. If a Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make such Fund whole.

         To minimize expenses, a Fund reserves the right to redeem, upon not less than 30 days' notice, all shares of a Fund in an account (other than an IRA) which as a result of shareholder redemption has a value below $1,000 and has reserved the ability to raise this amount to up to $10,000. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

         The Westwood Mighty Mites(SM) Fund generally imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares in seven days or less after the purchase date. See "Redemption of Shares" in the Fund's Prospectus.

                        DETERMINATION OF NET ASSET VALUE

         Net Asset Value ("NAV") is calculated separately for each class of each Fund. The NAV of Class B and Class C shares of each Fund, as applicable, will generally be lower than the NAV of Class A, Class I, or Class AAA shares, as applicable, as a result of the larger service and distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

         For purposes of determining each of the Fund's NAV per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available bid price on that day. If no such bid or asked prices are quoted on such day, the security is valued at the most recently available price, or if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.


         Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Trustees. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board of Trustees determines such amount does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.


         Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

         The Funds may obtain valuations on the basis of prices provided by a pricing service approved by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

         In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Funds determine their net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on a Fund's net asset value per share, such Fund may fair value such portfolio securities based on available market information as of the time each Fund determines its net asset value.

NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

                              SHAREHOLDER SERVICES

CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS. The Funds make available to corporations a 401(k) Salary Reduction Plan. In addition, the Funds make available IRAs, including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts." The Funds also make available Education Savings Plans. Education Savings Plans permit eligible individuals to contribute up to $2,000 per year per beneficiary under 18 years old. Distributions from an Education Savings Plan are generally excluded from income when used for qualified higher education expenses. The Funds also make available the Roth IRA. Unlike a traditional IRA, contributions to a Roth IRA are not deductible. However, distributions are generally excluded from income provided they occur at least five years after the creation of the IRA and are either after the individual reaches age 59-1/2, because of death or disability, or for first time home buyers' expenses. Plan support services are also available. For details contact the Distributor by calling toll free 1-800-GABELLI (1-800-422-3554). The Funds have the right to terminate any of these plans at any time giving proper notice to existing accounts.

         Investors who wish to purchase Fund shares in conjunction with an IRA, including a SEP-IRA, Roth IRA or education IRA may request from the Distributor forms for adoption of such plans. The Funds can also be used as vehicles for existing pension and profit-sharing plans.

A fee may be charged by the entity acting as custodian for 401(k) Plans or IRAs, payment of which could require the liquidation of shares.

         SHARES MAY BE PURCHASED IN CONNECTION WITH THESE PLANS ONLY BY DIRECT REMITTANCE TO THE ENTITY WHICH ACTS AS CUSTODIAN. PURCHASES FOR THESE PLANS MAY NOT BE MADE IN ADVANCE OF RECEIPT OF FUNDS.

         The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $1,000, with no minimum on subsequent purchases. The minimum initial investment for Distributor-sponsored IRAs, SEP-IRAs and Roth or Education Savings Plans with only one participant is normally $250, with no minimum on subsequent purchases.

         The investor should read the Prototype Retirement Plan and the relevant form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax advisor.

                                      TAXES

The following is a summary of certain federal income tax considerations generally affecting the Fund and its shareholders that may not be described in the Prospectus. This is not intended to be a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for thorough tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         Each Fund has elected and qualified as a regulated investment company in the past and intends to continue to qualify annually as a regulated investment company as long as it is in the best interest of its shareholders. To qualify as a regulated investment company, a Fund must distribute to its shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain and other requirements (including diversification of assets and source of income) discussed below. By meeting these requirements, a Fund generally will not be subject to federal income tax on investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses, designated by the Fund as capital gain dividends and distributed to shareholders).

         The Funds must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of that Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which that Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

         In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and any distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         Amounts, other than tax exempt interest, not distributed on a timely basis may be subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Funds must distribute during the calendar year an amount equal to the sum of (1) at least 98% of their ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of their capital gains over capital losses (adjusted for certain losses) from the one-year period ending October 31 of such year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any deficiencies from distributions in such prior years.

FUND DISTRIBUTIONS


         Each Fund's policy is to declare dividends annually, except for the Balanced and Income Funds, which declare quarterly, and the Intermediate Bond Fund, which declares dividends daily and pays them monthly. Each Fund distributes its dividends each year 100% (and in no event less than 90%) of its investment company taxable income. Distributions of investment company taxable income, including net short-term capital gains, generally are taxable to shareholders as ordinary income. Distributions of net capital gains, if any, designated by the Funds as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held its shares of a Fund. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid. Shareholders will be notified annually as to the federal tax status of distributions.


         If any net capital gains are retained by the Funds for reinvestment, requiring federal income taxes thereon to be paid by it, the Funds can elect to treat such capital gains as having been distributed to shareholders. In that event, shareholders will report such capital gains as net capital gains, will be able to claim their share of federal income taxes paid by a Fund on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their Fund shares by an amount equal to the difference between the amount of undistributed capital gains included in their gross income and the tax deemed paid.

         Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

         Dividends of investment company taxable income paid by the Fund will qualify for the 70% dividends-received deduction generally available to corporate shareholders (other than certain corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends (as defined in the Code) received by the Fund from domestic corporations for the taxable year. In addition, the dividends-received deduction for a corporate shareholder will be disallowed for shareholders who do not hold their shares in a Fund for at least 45 days during the 90-day period beginning 45 days before a share in the Fund becomes ex dividend with respect to such dividend and will be disallowed with respect to an investment in the Fund that is debt financed. Shareholders will be notified at the end of the year as to the amount of the dividends that qualify for the dividends-received deduction.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount.

         For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (I.E., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI, determined without regard to this item and the AMT net operating loss deduction) includable in AMTI.

         Distributions are taxable to shareholders whether received in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of the cash dividend that otherwise would have been distributable (where the additional shares are purchased in the open market), or the fair market value of the shares received, determined as of the reinvestment date. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the value of a share on the reinvestment date.

         In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

         Certain of the options, futures contracts, and forward foreign currency exchange contracts in which certain of the Funds may invest are so-called "section 1256 contracts." With certain exceptions, realized gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Since only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. A Fund may make one or more of the elections applicable to straddles available under the Code. If an election is made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined pursuant to the rules applicable to the election(s) made, which may accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

         Gains or losses attributable to fluctuations in exchange rates resulting from transactions in a foreign currency generally are treated as ordinary income or ordinary loss. These gains or losses may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         Investors should carefully consider the tax implications of buying shares prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distributions. Distributions by a Fund reduce the net asset value of the Fund's shares, and if a distribution reduces the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an economic or investment standpoint, it may constitute a partial return of capital.

         The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, distribution of accumulated earnings or gain from the sale of stock of the PFIC (referred to as an "excess distribution") received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock.

         A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. All excess distributions are taxable as ordinary income.

         A Fund may be able to elect alternative tax treatment with respect to PFIC stock it holds. One election that is currently available, provided the appropriate information is received from the PFIC, requires a Fund to generally include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income and loss with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders by a Fund that holds PFIC stock, which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard.

         Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Funds do not expect that they will qualify to elect to pass through to its shareholders the right to take a foreign tax credit for foreign taxes withheld from dividends and interest payments.

         The Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which include most corporations. Under the back-up withholding provisions, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the Company with their taxpayer identification numbers and their required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.
Corporate shareholders should provide the Funds with their taxpayer identification numbers and should certify their exempt status in order to avoid possible erroneous application of back-up withholding. Back-up withholding is not an additional tax and may be credited to a taxpayer's overall federal tax liability if the appropriate documentation is provided.

SALE OR REDEMPTION OF SHARES

         Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 15% on capital gains resulting from the disposition of shares held for more than 12 months (25% in the case of certain capital gains distributions from REITS subject to depreciation recapture; 10% if the taxpayer is, and would be after accounting for such gains, subject to the 10% or 15% tax bracket for ordinary income). However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as a long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income ($1,500 for married individuals filing separately).

         Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and a class of shares of a Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

FOREIGN SHAREHOLDERS

     The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, I.E., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of Fund shares, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person, and, for non-individual foreign shareholders, a 30% branch profits tax.

STATE AND LOCAL TAX CONSIDERATIONS

         The Funds may be subject to state or local tax in jurisdictions in which a Fund is organized or may be deemed to be doing business.

         Distributions may be subject to state and local income taxes. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from their treatment under the federal income tax laws.

                           INFORMATION ABOUT THE FUNDS

         The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Trust's Amended and Restated Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of beneficial interest. Pursuant to that authority, the Board of Trustees has authorized the issuance of seven series representing seven portfolios of the Trust (I.E., the Funds and the inactive Westwood Cash Management Fund). The Board of Trustees may, in the future, authorize the issuance of other series of shares of beneficial interest representing shares of other investment portfolios which may consist of separate classes as in the case of the Funds. Each additional portfolio within the Trust is separate for investment and accounting purposes and is represented by a separate series of shares. Each portfolio will be treated as a separate entity for federal income tax purposes.

         Except as noted below, each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trust's Board of Trustees. In the event of the liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets belonging to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

         Each Fund is comprised of five classes of shares of beneficial interest
- "Class AAA" shares, "Class A" shares, "Class B" shares, "Class C" shares and "Class I" shares.

         All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series. For example, shareholders of each Fund will vote separately by series on matters involving investment advisory contracts and shareholders of each Class will vote separately by class for matters involving the Rule 12b-1 Distribution Plan. As used in the Prospectus and in this SAI, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting all of the Funds (E.G., election of Trustees and ratification of independent accountants), means the vote of a majority of each Fund's outstanding shares represented at a meeting. The term "majority," as defined by the Act when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or class (e.g., approval of investment advisory contracts or changing the fundamental policies of a Fund, or approving the Rule 12b-1 Distribution Plan and Agreement with respect to a class), means the vote of the lesser of (i) 67% of the shares of the Fund (or class) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or class). Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee on behalf of the Trust. The Amended and Restated Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust. As described under "Management of the Funds," the Funds ordinarily will not hold shareholder meetings; however, the Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Under the Amended and Restated Declaration of Trust, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee either by declaration in writing or by vote cast in person or by proxy at a meeting called for such purpose. In connection with the calling of such shareholder meetings, shareholders will be provided with communication assistance.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

         The Funds send annual and semi-annual financial statements to all of their shareholders.

                              FINANCIAL STATEMENTS

         The Funds' Financial Statements for the fiscal year ended September 30, 2005, including the Report of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated herein by reference to the Trust's Annual Report. The Annual Report is available upon request and without charge. PricewaterhouseCoopers LLP provides audit services, tax preparation and assistance and consultation in connection with certain SEC filings.

                                   APPENDIX A

                      DESCRIPTION OF CORPORATE DEBT RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat large than in Aaa securities.
         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
         Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
         B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
         Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.
         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Unrated:     Where  no  rating has been  assigned  or  where  a  rating
                      has  been   suspended  or withdrawn, it may be for reasons
                      unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:


1.       An application for rating was not received or accepted.
2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
3.       There is a lack of essential data  pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody's Investors Services, Inc.'s publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range rating; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                        STANDARD & POOR'S RATINGS SERVICE

         AAA:         This  is the highest rating  assigned by Standard & Poor's to a debt  obligation  and  indicates  an extremely strong capacity to pay interest and repay principal.
         AA:          Bonds rated AA have a very strong capacity to pay interest and repay principal  and  differ  from  the  higher  rated issues only in small degree.
         A:           Bonds rated A have  a  strong capacity to pay interest and
                      repay   principal   although   they    are  somewhat  more
                      susceptible  to   the   adverse   effects  of  changes  in
                      circumstances  and economic conditions  than  bonds in the highest rated categories.
         BBB:         Bonds  rated  BBB  are  regarded  as  having  an  adequate capacity to pay interest and repay principal. Whereas they normally  exhibit adequate protection parameters,  adverse economic  conditions  or changing  circumstances  are more likely to lead to a weakened  capacity to pay interest and repay  principal for bonds in this category than in higher rated categories.
         BB, B,       Bonds rated BB, B, CCC, CC and C are regarded, on balance,
         CCC,         as  predominantly speculative  with respect to capacity to
         CC,  C:      pay interest and repay principal  in  accordance  with the terms of this  obligation.  BB indicates the lowest degree of  speculation  and  C the highest degree of speculation.
                      While such  bonds  will  likely  have  some  quality   and
                      protective  characteristics,  they are outweighed by large
                      uncertainties   of  major   risk   exposures   to  adverse
                      conditions.
         C1:          The  rating  C1  is reserved for income bonds on which  no interest is being paid.
         D:           Bonds rated D are in default,  and  payment   of  interest
                      and/or repayment of principal is in arrears.
         Plus (+)     The ratings from AA to CCC may be modified by the addition
         or           of a plus or minus sign to show relative  standing  within
         Minus (-)    the major rating categories.
         NR:          Indicates that no rating has been requested, that there is
                      insufficient information  on   which to base a rating,  or
                      that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF S&P AND MOODY'S COMMERCIAL PAPER RATINGS:

         The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.